UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23648

PIMCO Flexible Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO INTERVAL FUNDS

Annual Report

June 30, 2026

PIMCO Flexible Emerging Markets Income Fund

PIMCO Flexible Credit Income Fund

(1)	Consolidated Schedule of Investments

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may experience losses as a result of movements in interest rates.

Changing interest rates may have unpredictable effects on markets, which may detract from Fund performance. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Funds may face a heightened level of risk associated with changing interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for certain types of bonds or bonds generally. Further, while bond markets have steadily grown over time, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than funds or securities with shorter durations. All of the factors mentioned above, individually or collectively, could potentially lead to decreased liquidity and increased volatility in the fixed income markets, or negatively impact a Fund’s performance or cause a Fund to incur losses.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments or Consolidated Schedule of Investments, sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ then-current prospectus, investment objectives, regulatory and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that provided material aid to Russia’s aggression against Ukraine have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures, including the United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, have had and may continue to have an adverse effect on the Russian, Belarusian and other securities, instruments and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and

2	PIMCO INTERVAL FUNDS

retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. In addition, the armed conflict among the United States, Israel, and Iran has caused, and could continue to cause, significant market disruptions and volatility. The conflict has had a particular negative impact on oil and gas markets, which could have a broader adverse effect on many sectors of the global economy in the future.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The U.S. government has indicated an intent to alter its approach to international trade policy, including in some cases renegotiating, modifying or terminating certain bilateral or multi-lateral trade arrangements with foreign countries, and it has proposed to take and/or taken related actions, including the imposition of or stated potential imposition of a broad range of tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response) could lead to, for example, price volatility, reduced market sentiment, and changes in inflation expectations. These and other geopolitical events may contribute to increased instability in the U.S. and global economies and markets, which may have an adverse effect on the performance of a Fund and its investments.

Increased volatility in the U.S. and global markets could be harmful to the Funds, issuers in which they invest and other market participants and Fund service providers. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by a Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings. Market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

The Funds may make investments in debt instruments and other securities or instruments directly or through one or more direct or indirect fully-owned subsidiaries formed by a Fund (each, a

ANNUAL REPORT	JUNE 30, 2026	3

Important Information About the Funds (Cont.)

“Subsidiary”). A Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that a Fund may hold directly.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. Historical performance for a Fund or share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

The following table discloses the inception dates and diversification status of the Funds:

Fund Name	Fund Inception	Institutional Class	Class A-1	Class A-2	Class A-3	Class A-4	Diversification Status

PIMCO Flexible Emerging Markets Income Fund	03/15/22	03/15/22	—	—	—	—	Non-Diversified

PIMCO Flexible Credit Income Fund	02/22/17	02/22/17	01/29/21	10/28/19	11/09/20	11/30/18	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with PIMCO and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Funds’ registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Funds creates a contract between or among any shareholders of a Fund, on the one hand, and the Funds, a service provider to a Fund, and/or the Trustees or officers of the Funds, on the other hand.

The Trustees (or the Funds and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect

4	PIMCO INTERVAL FUNDS

to the Funds, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to a Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Funds’ then-current prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds.

A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 312-2113, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and upon request by calling PIMCO at (844) 312-2113. In August 2024, the SEC adopted amendments to Form N-PORT requiring funds to file Form N-PORT reports on a monthly basis and within 30 days of month end, with each report being made public 60 days after month end. On April 16, 2025, the SEC extended the compliance date for Form N-PORT amendments and fund groups with $1 billion or more in net assets will be required to comply with the amendments for reports filed on or after November 17, 2027. On February 18, 2026, the SEC extended the compliance date for Form N-PORT reporting requirements related to the Names Rule (as defined below) to November 17, 2027 for fund groups with net assets of $10 billion or more.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (844) 312-2113. Any election to receive reports in paper will apply to all funds held with a fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary. Paper copies of the Funds’ shareholder reports are required to be provided free of charge by the Funds or financial intermediary upon request.

In September 2023, the SEC adopted amendments to Rule 35d-1 under the Investment Company Act of 1940, as amended, the rule governing fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the

ANNUAL REPORT	JUNE 30, 2026	5

Important Information About the Funds (Cont.)

amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. Changes to a fund’s calculation methodology for derivatives instruments for purposes of Rule 35d-1 consistent with such amendments and applicable regulatory interpretations thereof will not constitute a change to a fund’s policy adopted pursuant to Rule 35d-1 and will not require notice or shareholder approval. The amendments became effective on December 11, 2023. On March 14, 2025, the SEC extended the compliance date from December 11, 2025 to June 11, 2026 for fund groups with $1 billion or more in net assets and modified the operation of the compliance dates to allow for compliance based on the timing of certain annual disclosure and reporting obligations that are tied to a fund’s fiscal year-end.

6	PIMCO INTERVAL FUNDS

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ANNUAL REPORT	JUNE 30, 2026	7

PIMCO Flexible Emerging Markets Income Fund

Cumulative Returns Through June 30, 2026

(in thousands)
$20.0
10.0
0
03/22
05/24
06/26
INSTITUTIONAL CLASS
$13,189
INDEX
$12,546

$10,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of June 30, 2026†§

Sovereign Issues	53.4%
Corporate Bonds & Notes	34.6%
Short-Term Instruments‡	6.4%
Loan Participations and Assignments	5.1%
Other	0.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2026

	1 Year	Commencement of Operations (03/15/22)
PIMCO Flexible Emerging Markets Income Fund Institutional Class	17.17%	7.38%
J.P. Morgan Emerging Markets Bond Index (EMBI) Global	10.62%	5.80%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when repurchased by the fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

8	PIMCO INTERVAL FUNDS

Institutional Class - EMFLX

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

It is not possible to invest directly in an unmanaged index.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), was 2.31% for Institutional Class. As of June 30, 2026, the Fund’s Total Effective Leverage(1) was 33.74%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Flexible Emerging Markets Income Fund’s investment objective is to seek to provide attractive risk-adjusted returns and current income by investing, under normal circumstances, across a wide array of instruments, including from sovereign, quasi-sovereign and corporate borrowers, that are economically tied to “emerging market” countries. The Fund utilizes a flexible asset allocation strategy among multiple public and private credit sectors in the emerging market credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities and stressed, distressed and defaulted debt securities issued by corporations or other business entities), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government, sovereign and quasi-sovereign debt and other fixed-, variable- and floating-rate income-producing securities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to the Nigerian naira contributed to absolute performance, as the currency maintained a high carry.

»	Security selection within Venezuelan sovereign debt contributed to absolute performance, as sovereign bond prices rose.
»	Long exposure to Mexican quasi-sovereign debt contributed to absolute performance, as the sector posted positive performance.

»	Security selection within Senegalese sovereign debt detracted from absolute performance, as sovereign bond prices fell.

»	Short exposure to the Chinese yuan detracted from absolute performance, as the currency appreciated.

ANNUAL REPORT	JUNE 30, 2026	9

PIMCO Flexible Credit Income Fund

Cumulative Returns Through June 30, 2026

(in thousands)
$20.0
10.0
0
02/17
10/21
06/26
INSTITUTIONAL CLASS
$17,649
INDEX
$15,739

$10,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of June 30, 2026†§

Loan Participations and Assignments	28.3%
Non-Agency Mortgage-Backed Securities	19.8%
Corporate Bonds & Notes	17.1%
Asset-Backed Securities	13.0%
Short-Term Instruments‡	7.8%
Sovereign Issues	4.8%
Preferred Securities	4.0%
Common Stocks	2.5%
U.S. Government Agencies	1.8%
Other	0.9%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2026

	1 Year	5 Years	Commencement of Operations (2/22/17)*
PIMCO Flexible Credit Income Fund Institutional Class	8.20%	4.72%	6.31%
PIMCO Flexible Credit Income Fund A-1	7.66%	4.19%	5.74%
PIMCO Flexible Credit Income Fund A-2	7.66%	4.19%	5.65%
PIMCO Flexible Credit Income Fund A-2 (adjusted)	5.43%	3.76%	5.42%
PIMCO Flexible Credit Income Fund A-3	7.40%	3.93%	5.42%
PIMCO Flexible Credit Income Fund A-4	7.40%	3.93%	5.51%
PIMCO Flexible Credit Income Fund A-4 (adjusted)	5.18%	3.51%	5.16%
ICE BofA US High Yield Index	5.75%	4.13%	5.01%

10	PIMCO INTERVAL FUNDS

Institutional Class - PFLEX	Class A-1 - PFAIX	Class A-2 - PFALX
Class A-3 - PFASX	Class A-4 - PFFLX

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* For class inception dates, please refer to the Important Information.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when repurchased by the fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. The adjusted returns take into account the maximum sales charge of 3.00% on Class A-2 and Class A-4 shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

It is not possible to invest directly in an unmanaged index.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 4.91% for Institutional Class, 5.41% for Class A-1 shares, 5.41% for Class A-2 shares, 5.66% for Class A-3 shares and 5.66% for Class A-4 shares. As of June 30, 2026, the Fund’s Total Effective Leverage(1) was 35.49%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Flexible Credit Income Fund seeks to provide attractive risk-adjusted returns and current income by investing, under normal circumstances across a wide array of global credit sectors, including corporate, mortgage, consumer, emerging market and municipal credit markets and utilizing a flexible asset allocation strategy among multiple public and private credit sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government and sovereign debt, municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest without limit in investment grade debt securities and may invest without limit in below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed and distressed issuers. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

ANNUAL REPORT	JUNE 30, 2026	11

PIMCO Flexible Credit Income Fund (Cont.)

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings related to corporate special situation investments, which include companies undergoing stress, distress, challenges, or significant transition, contributed to performance, as the securities posted positive total returns.

»	Exposure to residential mortgage credit, primarily U.S. non-agency mortgage-backed securities, contributed to performance, as the sector posted positive total returns.

»	Exposure to emerging market debt contributed to performance, as the sector posted positive total returns.
»	Exposure to the commercial real estate sector contributed to performance, as the sector posted positive total returns.

»	The costs associated with one or more forms of leverage detracted from performance. That said, the net impact on the Fund’s performance of the cost of leverage is generally determined by comparing the return on the additional investments purchased with such leverage against the cost of such leverage.

»	Long exposure to U.S. duration, particularly in the 3-10-year portion of the curve, detracted from performance, as U.S. Treasury yields rose.

»	There were no other material detractors for this Fund.

12	PIMCO INTERVAL FUNDS

Index Descriptions

Index*	Index Description

J.P. Morgan Emerging Markets Bond Index (EMBI) Global	J.P. Morgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

ICE BofA US High Yield Index	ICE BofA U.S. High Yield Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JUNE 30, 2026	13

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total

PIMCO Flexible Emerging Markets Income Fund

Institutional Class

06/30/2026	$8.75	$0.74	$0.71	$1.45	$(0.83)	$0.00	$(0.83)

06/30/2025	8.41	0.72	0.33	1.05	(0.71)	0.00	(0.71)

06/30/2024	8.19	0.68	0.20	0.88	(0.66)	0.00	(0.66)

06/30/2023	8.39	0.60	(0.03)	0.57	(0.77)	0.00	(0.77)

03/15/2022 - 06/30/2022	10.00	0.22	(1.62)	(1.40)	(0.21)	0.00	(0.21)

PIMCO Flexible Credit Income Fund (Consolidated)

Institutional Class

06/30/2026	$7.11	$0.74	$(0.17)	$0.57	$(0.79)	$0.00	$(0.79)

06/30/2025	6.94	0.86	0.08	0.94	(0.77)	0.00	(0.77)

06/30/2024	6.81	0.73	0.16	0.89	(0.76)	0.00	(0.76)

06/30/2023	7.89	0.88	(0.85)	0.03	(1.11)	0.00	(1.11)

06/30/2022	9.68	0.89	(1.88)	(0.99)	(0.80)	0.00	(0.80)

Class A-1

06/30/2026	7.11	0.70	(0.17)	0.53	(0.75)	0.00	(0.75)

06/30/2025	6.94	0.84	0.06	0.90	(0.73)	0.00	(0.73)

06/30/2024	6.81	0.69	0.17	0.86	(0.73)	0.00	(0.73)

06/30/2023	7.89	0.84	(0.85)	(0.01)	(1.07)	0.00	(1.07)

06/30/2022	9.68	0.90	(1.94)	(1.04)	(0.75)	0.00	(0.75)

Class A-2

06/30/2026	7.11	0.71	(0.18)	0.53	(0.75)	0.00	(0.75)

06/30/2025	6.94	0.82	0.08	0.90	(0.73)	0.00	(0.73)

06/30/2024	6.81	0.69	0.17	0.86	(0.73)	0.00	(0.73)

06/30/2023	7.89	0.85	(0.86)	(0.01)	(1.07)	0.00	(1.07)

06/30/2022	9.68	0.85	(1.89)	(1.04)	(0.75)	0.00	(0.75)

Class A-3

06/30/2026	7.11	0.69	(0.18)	0.51	(0.73)	0.00	(0.73)

06/30/2025	6.94	0.80	0.09	0.89	(0.72)	0.00	(0.72)

06/30/2024	6.81	0.68	0.16	0.84	(0.71)	0.00	(0.71)

06/30/2023	7.89	0.84	(0.87)	(0.03)	(1.05)	0.00	(1.05)

06/30/2022	9.68	0.83	(1.89)	(1.06)	(0.73)	0.00	(0.73)

14	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.37	17.04%	$64,366	2.32%		2.33%		1.61%		1.62%		8.03%	75%

8.75	13.07	51,273	2.13		2.31		1.41		1.59		8.47	53

8.41	11.23	32,297	1.48		2.17		0.85		1.54		8.40	70

8.19	7.20	24,876	0.94		2.15		0.51		1.72		7.31	76

8.39	(14.05)	23,101	0.84	*	2.31	*	0.53	*	2.00	*	7.84 *	33

$6.89	8.20%	$3,058,610	3.96%		3.96%		1.76%		1.76%		10.48%	27%

7.11	14.10	2,703,469	5.12	(g)	5.12	(g)	1.97	(g)	1.97	(g)	12.05	19

6.94	13.85	2,245,017	6.61		6.61		2.19		2.19		10.64	16

6.81	0.53	2,290,340	5.35		5.35		2.22		2.22		11.91	26

7.89	(10.97)	2,488,404	2.54		2.54		2.10		2.10		9.73	35

6.89	7.66	245	4.46		4.46		2.26		2.26		9.97	27

7.11	13.52	140	6.45	(f)(g)	6.45	(f)(g)	2.60	(f)(g)	2.60	(f)(g)	11.90	19

6.94	13.29	9,506	7.11		7.11		2.69		2.69		10.13	16

6.81	0.03	9,321	5.85		5.85		2.72		2.72		11.39	26

7.89	(11.43)	9,658	3.04		3.04		2.60		2.60		10.30	35

6.89	7.66	261,605	4.46		4.46		2.26		2.26		10.04	27

7.11	13.52	155,406	5.62	(g)	5.62	(g)	2.47	(g)	2.47	(g)	11.55	19

6.94	13.29	114,412	7.11		7.11		2.69		2.69		10.15	16

6.81	0.03	95,806	5.91	(f)	5.91	(f)	2.72	(f)	2.72	(f)	11.49	26

7.89	(11.45)	87,001	3.04		3.04		2.60		2.60		9.37	35

6.89	7.40	1,006,909	4.71		4.71		2.51		2.51		9.75	27

7.11	13.25	683,400	5.87	(g)	5.87	(g)	2.72	(g)	2.72	(g)	11.31	19

6.94	13.00	490,934	7.36		7.36		2.94		2.94		9.90	16

6.81	(0.22)	444,222	6.31	(f)	6.31	(f)	2.97	(f)	2.97	(f)	11.46	26

7.89	(11.66)	255,741	3.29		3.29		2.85		2.85		9.15	35

ANNUAL REPORT	JUNE 30, 2026	15

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total

PIMCO Flexible Credit Income Fund (Consolidated)

Class A-4

06/30/2026	$7.11	$0.69	$(0.18)	$0.51	$(0.73)	$0.00	$(0.73)

06/30/2025	6.94	0.81	0.08	0.89	(0.72)	0.00	(0.72)

06/30/2024	6.81	0.68	0.16	0.84	(0.71)	0.00	(0.71)

06/30/2023	7.89	0.78	(0.81)	(0.03)	(1.05)	0.00	(1.05)

06/30/2022	9.68	0.82	(1.88)	(1.06)	(0.73)	0.00	(0.73)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)

Net asset value includes adjustments required by U.S. GAAP. These values, and other performance figures relying on them, such as average annual total return data included in a Fund’s prospectus and in any shareholder reports, may differ from net asset values and performance reported elsewhere with respect to the Funds.

(b)	Per share amounts based on average number of Common shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Total return figures include adjustments required by U.S. GAAP. These values, and other performance figures relying on them, such as average annual total return data included in a Fund’s prospectus and in any shareholder reports, may differ from net asset values and performance reported elsewhere with respect to the Funds. Additionally, excludes applicable initial sales charges and contingent deferred sales charges.

(e)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(f)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses, in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

(g)

Effective April 1, 2025, the Fund has agreed to pay to PIMCO an annual fee, payable monthly, in an amount equal to the lesser of (i) 1.30% of the Fund’s average daily “total managed assets” and (ii) 1.75% of the Fund’s average daily net assets (excluding daily net assets attributable to any preferred shares of the Fund that may be outstanding). See Note 9, Fees and Expenses, in the Notes to Financial Statements for additional information.

16	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$6.89	7.40%	$88,436	4.71%		4.71%		2.51%		2.51%		9.77%	27%

7.11	13.25	54,458	5.80	(f)(g)	5.80	(f)(g)	2.70	(f)(g)	2.70	(f)(g)	11.39	19

6.94	13.00	29,128	7.36		7.36		2.94		2.94		9.93	16

6.81	(0.22)	26,774	5.41	(f)	5.41	(f)	2.97	(f)	2.97	(f)	10.11	26

7.89	(11.66)	150,498	3.29		3.29		2.85		2.85		8.99	35

ANNUAL REPORT	JUNE 30, 2026	17

Statement of Assets and Liabilities PIMCO Flexible Emerging Markets Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$73,409
Investments in Affiliates	421

Financial Derivative Instruments
Exchange-traded or centrally cleared	181
Over the counter	1,031
Cash	22
Deposits with counterparty	2,611
Foreign currency, at value	377
Receivable for investments sold	932
Receivable for Fund shares sold	35
Interest and/or dividends receivable	1,649
Dividends receivable from Affiliates	1

Total Assets	80,669

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$12,956

Financial Derivative Instruments
Exchange-traded or centrally cleared	267
Over the counter	1,707
Payable for investments purchased	1,054
Payable for investments in Affiliates purchased	1
Distributions payable to common shareholders	187
Accrued management fees	81
Accrued taxes payable	7
Accrued reimbursement to PIMCO	3
Foreign capital gains tax payable	37
Other liabilities	3

Total Liabilities	16,303

Commitments and Contingent Liabilities^

Net Assets	$64,366

Net Assets Consist of:

Par value^^	$0
Paid in capital in excess of par	63,010
Distributable earnings (accumulated loss)	1,356

Net Assets	$64,366

Net Assets:

Institutional Class	$64,366

Common Shares Outstanding:

Institutional Class	6,867

Net Asset Value Per Common Share(a):	$9.37

Institutional Class
Cost of investments in securities	$69,899
Cost of investments in Affiliates	$421
Cost of foreign currency held	$379
Cost or premiums of financial derivative instruments, net	$(1,094)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

18	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO Flexible Credit Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$6,063,774
Investments in Affiliates	455,640

Financial Derivative Instruments
Exchange-traded or centrally cleared	4,697
Over the counter	18,722
Deposits with counterparty	145,116
Foreign currency, at value	5,183
Receivable for investments sold	123,371
Receivable for investments sold on a delayed-delivery basis	15,839
Receivable for Fund shares sold	28,498
Interest and/or dividends receivable	76,119
Dividends receivable from Affiliates	1,111
Other assets	880

Total Assets	6,938,950

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,146,696
Payable for short sales	268

Financial Derivative Instruments
Exchange-traded or centrally cleared	9,530
Over the counter	35,933
Payable for investments purchased	163,278
Payable for investments in Affiliates purchased	1,161
Payable for investments purchased on a delayed-delivery basis	73,478
Payable for unfunded loan commitments	50,516
Deposits from counterparty	11,990
Distributions payable	18,633
Overdraft due to custodian	2,888
Accrued management fees	6,214
Accrued servicing fees	762
Accrued taxes payable	539
Foreign capital gains tax payable	1,115
Other liabilities	144

Total Liabilities	2,523,145

Commitments and Contingent Liabilities^

Net Assets	$4,415,805

Net Assets Consist of:
Par value^^	$6
Paid in capital in excess of par	5,459,856
Distributable earnings (accumulated loss)	(1,044,057)

Net Assets	$4,415,805

ANNUAL REPORT	JUNE 30, 2026	19

Consolidated Statement of Assets and Liabilities PIMCO Flexible Credit Income Fund (Cont.)

Net Assets:

Institutional Class	$3,058,610
Class A-1	245
Class A-2	261,605
Class A-3	1,006,909
Class A-4	88,436

Shares Issued and Outstanding:

Institutional Class	443,684
Class A-1	36
Class A-2	37,947
Class A-3	146,061
Class A-4	12,828

Net Asset Value Per Common Share Outstanding(a):

Institutional Class	$6.89
Class A-1	6.89
Class A-2	6.89
Class A-3	6.89
Class A-4	6.89

Cost of investments in securities	$6,659,504
Cost of investments in Affiliates	$455,964
Cost of foreign currency held	$5,200
Proceeds received on short sales	$263
Cost or premiums of financial derivative instruments, net	$21,419

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

20	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statement of Operations PIMCO Flexible Emerging Markets Income Fund

Year Ended June 30, 2026
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$5,831
Dividends	17
Dividends from Investments in Affiliates	126
Total Income	5,974

Expenses:

Management fees	886
Trustee fees and related expenses	3
Interest expense	410
Miscellaneous expense	42
Total Expenses	1,341
Waiver and/or Reimbursement by PIMCO	(3)
Net Expenses	1,338

Net Investment Income (Loss)	4,636

Net Realized Gain (Loss):

Investments in securities	3,138
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	(208)
Over the counter financial derivative instruments	(43)
Foreign currency	(119)

Net Realized Gain (Loss)	2,770

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities, net of foreign capital gains tax**	2,188
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(1,020)
Over the counter financial derivative instruments	157
Foreign currency assets and liabilities	97

Net Change in Unrealized Appreciation (Depreciation)	1,421

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,827

* Foreign tax withholdings	$85

** Foreign capital gains tax	$(7)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2026	21

Consolidated Statement of Operations PIMCO Flexible Credit Income Fund

Year Ended June 30, 2026
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$540,720
Dividends, net of foreign taxes**	20,077
Dividends from Investments in Affiliates	16,848
Miscellaneous income	10,771
Total Income	588,416

Expenses:

Management fees	71,206
Distribution and/or servicing fees - Class A-1	1
Distribution and/or servicing fees - Class A-2	1,017
Distribution and/or servicing fees - Class A-3	6,437
Distribution and/or servicing fees - Class A-4	561
Trustee fees and related expenses	247
Interest expense	89,727
Loan expense	64
Miscellaneous expense	278
Total Expenses	169,538

Net Investment Income (Loss)	418,878

Net Realized Gain (Loss):

Investments in securities	(38,597)
Investments in Affiliates	100
Exchange-traded or centrally cleared financial derivative instruments	1,955
Over the counter financial derivative instruments	5,035
Foreign currency	(4,951)

Net Realized Gain (Loss)	(36,458)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities, net of foreign capital gains tax***	(63,977)
Investments in Affiliates	7,949
Exchange-traded or centrally cleared financial derivative instruments	(54,752)
Over the counter financial derivative instruments	27,682
Foreign currency assets and liabilities	8,738

Net Change in Unrealized Appreciation (Depreciation)	(74,360)

Net Increase (Decrease) in Net Assets Resulting from Operations	$308,060

* Foreign tax withholdings - Interest	$2,046

** Foreign tax withholdings - Dividends	$539

*** Foreign capital gains tax	$(539)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Flexible Emerging Markets Income Fund

(Amounts in thousands†)	Year Ended June 30, 2026	Year Ended June 30, 2025

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,636	$3,837

Net realized gain (loss)	2,770	(229)

Net change in unrealized appreciation (depreciation)	1,421	1,926

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	8,827	5,534

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(5,164)	(3,802)

Total Distributions to Common Shareholders(a)	(5,164)	(3,802)

Common Share Transactions*:

Receipts for shares sold	8,297	15,277
Issued as reinvestment of distributions	2,896	2,273
Cost of shares repurchased	(1,763)	(306)
Net increase (decrease) resulting from common share transactions	9,430	17,244

Total Increase (Decrease) in Net Assets	13,093	18,976

Net Assets:

Beginning of year	51,273	32,297
End of year	$64,366	$51,273

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Common Shares Offering, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

ANNUAL REPORT	JUNE 30, 2026	23

Consolidated Statements of Changes in Net Assets PIMCO Flexible Credit Income Fund

(Amounts in thousands†)	Year Ended June 30, 2026	Year Ended June 30, 2025

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$418,878	$379,543
Net realized gain (loss)	(36,458)	(45,901)
Net change in unrealized appreciation (depreciation)	(74,360)	77,236

Net Increase (Decrease) in Net Assets Resulting from Operations	308,060	410,878

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(324,922)	(266,059)
Class A-1	(23)	(206)
Class A-2	(21,438)	(13,681)
Class A-3	(88,635)	(56,596)
Class A-4	(7,738)	(3,900)

Total Distributions to Common Shareholders(a)	(442,756)	(340,442)

Common Share Transactions*:

Receipts for shares sold	1,355,083	893,861
Issued as reinvestment of distributions	198,810	143,914
Cost of shares repurchased	(600,265)	(400,335)
Net increase (decrease) resulting from common share transactions	953,628	637,440

Total Increase (Decrease) in Net Assets	818,932	707,876

Net Assets:

Beginning of year	3,596,873	2,888,997
End of year	$4,415,805	$3,596,873

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Common Shares Offering, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

24	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statement of Cash Flows PIMCO Flexible Emerging Markets Income Fund

Year Ended June 30, 2026 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$8,827

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(59,647)
Proceeds from sales of long-term securities	48,276
(Purchases) Proceeds from sales of short-term portfolio investments, net	3,358
(Increase) decrease in deposits with counterparty	(1,941)
(Increase) decrease in receivable for investments sold	(742)
(Increase) decrease in interest and/or dividends receivable	(433)
(Increase) decrease in dividends receivable from Affiliates	9
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(1,098)
Proceeds from (Payments on) over the counter financial derivative instruments	(119)
Increase (decrease) in payable for investments purchased	72
Increase (decrease) in accrued management fees	21
Proceeds from (Payments on) foreign currency transactions	(111)
Increase (decrease) in foreign capital gains tax payable	16
Increase (decrease) in other liabilities	3
Net Realized (Gain) Loss
Investments in securities	(3,138)
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	208
Over the counter financial derivative instruments	43
Foreign currency	119
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(2,188)
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	1,020
Over the counter financial derivative instruments	(157)
Foreign currency assets and liabilities	(97)
Net amortization (accretion) on investments	(1,347)
Net Cash Provided by (Used for) Operating Activities	(9,047)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	8,275
Payments on shares redeemed	(1,763)
Cash distributions paid*	(2,226)
Proceeds from reverse repurchase agreements	49,876
Payments on reverse repurchase agreements	(44,835)
Proceeds from sale-buyback transactions	517
Payments on sale-buyback transactions	(517)
Net Cash Received from (Used for) Financing Activities	9,327

Net Increase (Decrease) in Cash and Foreign Currency	280

Cash and Foreign Currency:

Beginning of year	119
End of year	$399
* Reinvestment of distributions	$2,896

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$389

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	JUNE 30, 2026	25

Consolidated Statement of Cash Flows PIMCO Flexible Credit Income Fund

Year Ended June 30, 2026 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$308,060

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(3,199,275)
Proceeds from sales of long-term securities	2,121,171
(Purchases) Proceeds from sales of short-term portfolio investments, net	(88,674)
(Increase) decrease in deposits with counterparty	(76,764)
(Increase) decrease in receivable for investments sold	(34,989)
(Increase) decrease in interest and/or dividends receivable	(25,778)
(Increase) decrease in dividends receivable from Affiliates	42
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(47,207)
Proceeds from (Payments on) over the counter financial derivative instruments	24,656
(Increase) decrease in other assets	(880)
Increase (decrease) in payable for investments purchased	157,116
Increase (decrease) in deposits from counterparty	(362)
Increase (decrease) in accrued management fees	1,344
Increase (decrease) in accrued servicing fees	281
Proceeds from short sales transactions	263
Payments on short sales transactions	4
Proceeds from (Payments on) foreign currency transactions	(5,377)
Increase (decrease) in foreign capital gains tax payable	1,087
Increase (decrease) in other liabilities	63
Net Realized (Gain) Loss
Investments in securities	38,597
Investments in Affiliates	(100)
Exchange-traded or centrally cleared financial derivative instruments	(1,955)
Over the counter financial derivative instruments	(5,035)
Foreign currency	4,951
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	63,977
Investments in Affiliates	(7,949)
Exchange-traded or centrally cleared financial derivative instruments	54,752
Over the counter financial derivative instruments	(27,682)
Foreign currency assets and liabilities	(8,738)
Net amortization (accretion) on investments	(84,766)
Net Cash Provided by (Used for) Operating Activities	(839,167)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	1,361,422
Payments on shares repurchased	(601,814)
Increase (decrease) in overdraft due to custodian	2,888
Cash distributions paid*	(240,644)
Proceeds from reverse repurchase agreements	14,473,180
Payments on reverse repurchase agreements	(14,174,782)
Net Cash Received from (Used for) Financing Activities	820,250

Net Increase (Decrease) in Cash and Foreign Currency	(18,917)

Cash and Foreign Currency:

Beginning of year	24,100
End of year	$5,183
* Reinvestment of distributions	$198,810

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$91,175
Non-Cash Payment In-Kind	$42,480

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

26	PIMCO INTERVAL FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund

June 30, 2026

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 114.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 5.8%

Oi SA
TBD% due 12/30/2050 «		$714	$0

Panama Government International Bonds
3.886% (EUR006M + 2.178%) due 03/05/2027 «~	EUR	500	572

Republic of Kenya Government International Bonds
9.086% (JY0003M + 6.750%) due 04/05/2028 «~		$267	268

Republic of Senegal Ministry of Finance & Budget
8.407% (EUR006M + 2.607%) due 12/22/2028 «~	EUR	450	265

SOCAR Turkey Enerji AS
5.558% (EUR006M + 2.147%) due 08/11/2026 «~		300	343

State Oil Co. of the Azerbaijan Republic
TBD% due 03/24/2031 «		$1,000	989

Transnet SOC Ltd.
10.658% due 03/02/2028 «~	ZAR	2,514	153

Turkiye Government International Bonds
8.674% (EUR006M + 2.443%) due 04/27/2031 «~	EUR	300	365

Turkiye Vakiflar Bankasi TAO
5.401% (EUR003M + 2.407%) due 12/15/2028 «~		300	344

United Republic of Tanzania
9.609% due 04/26/2028 «~		$222	224

VEON Amsterdam BV
7.924% (TSFR3M + 3.679%) due 03/25/2027 «~		200	200

Total Loan Participations and Assignments (Cost $4,169)			3,723

CORPORATE BONDS & NOTES 39.7%

BANKING & FINANCE 16.1%

Africa Finance Corp.
2.875% due 04/28/2028		200	192

Aloqabank JSC
7.700% due 05/18/2031		200	200

Ardshinbank CJSC Via Dilijan Finance BV
6.600% due 01/22/2031		300	300

Azule Energy Finance PLC
8.250% due 01/22/2031		200	200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco do Brasil SA
8.500% due 07/29/2026	MXN	3,000	$172

Banco Nacional de Comercio Exterior SNC
6.000% due 05/14/2036 •		$200	199

Bank Leumi Le-Israel BM
5.642% due 06/29/2033		200	201

Banque Ouest Africaine de Developpement
6.250% due 10/14/2040	EUR	200	219

BOI Finance BV
7.500% due 02/16/2027		750	874

CIMA Finance DAC
2.950% due 09/05/2029		$253	241

Credicorp Capital Sociedad Titulizadora SA
9.700% due 03/05/2045	PEN	1,000	313
10.100% due 12/15/2043		1,868	601

DAE Sukuk Difc Ltd.
4.500% due 10/16/2030 (i)		$300	289

Danantara Investment Management PT
5.350% due 06/18/2031		300	300
5.950% due 06/18/2036		300	299

Emirates NBD Bank PJSC
5.125% due 06/29/2031		400	399

European Bank for Reconstruction & Development
6.060% due 12/02/2029 «	AZN	500	294
6.125% due 05/15/2031 «		200	118
6.250% due 03/05/2029 «		400	239

First Abu Dhabi Bank PJSC
4.789% (SOFRRATE + 1.150%) due 06/03/2031 ~		$500	500

Gaci First Investment Co.
5.375% due 01/29/2054		300	269

GSG Bidco Ltd.
4.700% due 06/15/2031	EUR	150	170

ICBC Standard Bank PLC
20.000% due 09/18/2029 «	UZS	3,652,000	304
20.000% due 12/13/2029 «		2,529,000	210

IIFL Finance Ltd.
8.750% due 07/24/2028		$200	206

International Finance Corp.
6.250% due 06/15/2030 «	AZN	352	207

Interoceanica V Finance Ltd.
0.000% due 05/15/2030 (c)		$169	142

Muthoot Finance Ltd.
6.375% due 04/23/2029		400	401

Panama Infrastructure Receivable Purchaser PLC
0.000% due 04/05/2032 (c)		1,000	815

Peru Payroll Deduction Finance Ltd.
0.000% due 11/01/2029 (c)		303	273

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	27

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

QNB Finance Ltd.
4.679% (SOFRRATE + 1.050%) due 04/27/2029 ~		$500	$503

Turkiye Varlik Fonu Yonetimi AS
7.750% due 09/10/2035		200	204

Uzbek Industrial & Construction Bank ATB
21.000% due 07/24/2027	UZS	2,500,000	219

VB DPR Finance Co.
6.833% due 03/15/2035 «(h)		$300	303

			10,376

INDUSTRIALS 16.6%

Australian Metcoal Financing Pty. Ltd.
6.250% due 10/22/2031		200	204
6.750% due 04/22/2034		200	206

Champion Path Holdings Ltd.
4.850% due 01/27/2028		200	194

Ecopetrol SA
5.875% due 05/28/2045		1,600	1,323

Fortune Star BVI Ltd.
3.950% due 10/02/2026	EUR	400	457

Green Palm Bidco SARL
5.957% due 06/30/2041		$200	202
6.462% due 06/30/2046		200	203

IRB Infrastructure Developers Ltd.
7.110% due 03/11/2032		200	203

Kaspi.KZ JSC
5.900% due 04/28/2031		200	200

Petroleos de Venezuela SA
5.375% due 04/12/2027 ^(a)		40	15
6.000% due 11/15/2026 ^(a)		295	111
9.750% due 05/17/2035 ^(a)		890	398

Petroleos del Peru SA
4.750% due 06/19/2032		300	255
5.625% due 06/19/2047		400	286

Petroleos Mexicanos
6.375% due 01/23/2045		900	768
6.950% due 01/28/2060 (i)		1,200	1,010
7.690% due 01/23/2050		700	653

Promigas SA ESP/Gases del Pacifico SAC
7.750% due 06/24/2056 •		200	204

QatarEnergy
4.625% due 06/23/2029		200	199

Road Michigan Property Owner I LLC
7.500% due 03/30/2045		300	299

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sasol Financing USA LLC
8.750% due 04/10/2033		$400	$414

Saudi Arabian Oil Co.
6.375% due 06/02/2055 (i)		500	510

Studio City Finance Ltd.
6.500% due 01/15/2028		200	200

Telecommunications Co. Telekom Srbija AD Belgrade
7.250% due 05/18/2031		200	200

Turkcell Iletisim Hizmetleri AS
7.450% due 01/24/2030		200	205

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		175	174

Uzbekneftegaz JSC
4.750% due 11/16/2028		300	290

Vale SA
0.000% due 12/29/2049 ~(f)	BRL	14,500	1,127

Venture Global LNG, Inc.
6.375% due 12/15/2034		$100	98
6.625% due 06/15/2036		100	99

			10,707

UTILITIES 7.0%

Chile Electricity Lux MPC II SARL
5.672% due 10/20/2035		485	496

Comision Federal de Electricidad
4.677% due 02/09/2051		200	145

COX Asset Mexico SA de CV
7.125% due 01/08/2032		300	305

EnfraGen Energia Sur SAU/EnfraGen Chile SpA/EnfraGen Spain SAU
8.499% due 06/30/2032		200	209

Eskom Holdings
6.350% due 08/10/2028		200	203

FIEMEX Energia - Banco Actinver SA Institucion de Banca Multiple
7.250% due 01/31/2041		198	201

Generadora de Gatun SA
6.874% due 09/30/2044		300	310

LLPL Capital Pte. Ltd.
6.875% due 02/04/2039		1,011	1,027

Mong Duong Finance Holdings BV
5.125% due 05/07/2029		405	400

Peru LNG SRL
5.375% due 03/22/2030		133	130

Poinsettia Finance Ltd. SARL
6.625% due 06/17/2031 (i)		619	610

Tierra Mojada Luxembourg II SARL
5.750% due 12/01/2040 (i)		461	444

			4,480

Total Corporate Bonds & Notes (Cost $24,691)			25,563

28	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.2%

U.S. Treasury Bonds
1.750% due 08/15/2041		$100	$67
4.875% due 08/15/2045 (l)		30	30

U.S. Treasury Notes
4.250% due 08/15/2035 (l)		40	39

Total U.S. Treasury Obligations (Cost $144)			136

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

Stratton BTL Mortgage Funding PLC
4.477% due 01/20/2054 •	GBP	22	29

Total Non-Agency Mortgage-Backed Securities (Cost $28)			29

ASSET-BACKED SECURITIES 0.3%

OTHER ABS 0.3%

IFC Emerging Markets Securitization Ltd.
4.969% due 12/31/2035 •		$208	208

Total Asset-Backed Securities (Cost $208)			208

SOVEREIGN ISSUES 61.3%

Abu Dhabi Government International Bonds
4.625% due 04/20/2033		200	199
4.750% due 09/22/2036		200	198

Argentina Republic Government International Bonds
0.750% due 07/09/2030 þ(i)		288	255
3.500% due 07/09/2041 þ(i)		600	450
4.125% due 07/09/2035 þ(i)		1,400	1,123
5.000% due 01/09/2038 þ(i)		400	335

Bahrain Government International Bonds
7.125% due 06/10/2036		200	198

Bank Gospodarstwa Krajowego
6.250% due 07/09/2054		200	205

Benin Government International Bonds
4.950% due 01/22/2035	EUR	300	324

Bogota Distrito Capital
13.140% due 11/05/2035	COP	1,102,000	323

Bolivia Government International Bonds
9.450% due 05/14/2031		$300	308

Bonos de la Tesoreria de la Republica en pesos
4.700% due 09/01/2030	CLP	640,000	686

Brazil Government International Bonds
4.000% due 04/23/2030	EUR	300	344

CBB International Sukuk Programme Co. WLL
6.124% due 09/03/2034		$200	197

Colombia Government International Bonds
3.000% due 01/30/2030		200	183

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 11/26/2030	EUR	100	$115
5.625% due 02/26/2044 (i)		$300	260
5.750% due 11/26/2034	EUR	100	116
6.500% due 01/21/2033		$200	203
6.500% due 11/26/2038	EUR	100	120
7.500% due 02/02/2034		$200	214
8.375% due 11/07/2054 (i)		300	345

Colombia TES
2.250% due 04/18/2029 (e)	COP	207,367	55
6.500% due 01/22/2031 (e)		343,814	100
11.000% due 08/22/2029		4,480,200	1,272
11.750% due 01/24/2035		3,120,400	897
12.750% due 11/28/2040		6,894,100	2,104
13.250% due 02/09/2033		2,204,400	681

Costa Rica Government International Bonds
5.500% due 11/21/2030	EUR	500	601
6.001% due 01/16/2036		500	605

Development Bank of Kazakhstan JSC
18.400% due 10/16/2028	KZT	281,000	612

Dominican Republic International Bonds
5.875% due 10/28/2035		$200	198
10.500% due 03/15/2037 (i)	DOP	198,200	3,532
11.250% due 09/15/2035		17,100	317

DRC International Bonds
9.500% due 04/16/2037		$200	210

Eagle Funding Luxco SARL
5.500% due 08/17/2030		800	804

Egypt Government Bonds
19.698% due 10/14/2030	EGP	26,000	504
21.954% due 03/04/2028		46,200	913

Finance Department Government of Sharjah
4.000% due 07/28/2050		$800	528

Guatemala Government Bonds
6.875% due 08/15/2055		200	218

Hazine Mustesarligi Varlik Kiralama AS
6.750% due 09/01/2030		200	203

Ivory Coast Government International Bonds
5.875% due 10/17/2031 (i)	EUR	200	236
6.625% due 03/22/2048 (i)		900	995
7.625% due 01/30/2033		$200	214
8.075% due 04/01/2036		200	219

Jordan Government International Bonds
7.375% due 10/10/2047		300	299

Kuwait International Government Bonds
4.804% due 04/20/2033		400	399

Mexico Government International Bonds
5.125% due 03/19/2038	EUR	100	114
5.625% due 02/09/2034		$200	197
6.125% due 02/09/2038		200	196
6.250% due 08/27/2037		300	300
6.750% due 02/09/2056		200	196

Mongolia Government International Bonds
3.500% due 07/07/2027		300	294

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	29

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.950% due 03/09/2032		$200	$201

Nigeria Government International Bonds
8.631% due 01/13/2036		200	217

Pakistan Government International Bonds
7.375% due 04/08/2031		200	202

Pakistan Water & Power Development Authority
7.500% due 06/04/2031		200	196

Panama Government International Bonds
5.227% due 02/23/2034		200	197

Paraguay Government International Bonds
8.500% due 03/04/2035	PYG	2,514,000	401
8.500% due 04/04/2038		354,000	56

Peru Government Bonds
5.400% due 08/12/2034	PEN	400	114
6.150% due 08/12/2032		1,100	349
6.850% due 08/12/2035		5,410	1,666
7.300% due 08/12/2033		2,200	721

Peru Government International Bonds
5.400% due 08/12/2034		800	229
6.150% due 08/12/2032		200	63
6.900% due 08/12/2037		300	90
6.950% due 08/12/2031		480	160

Philippines Government International Bonds
5.325% due 06/24/2036		$300	300

Provincia de Buenos Aires/Government Bonds
6.625% due 09/01/2037 þ		178	148

Qatar Government International Bonds
4.800% due 04/08/2033 (i)		600	603

Republic of Angola Via Avenir Issuer II Ireland DAC
6.927% due 02/19/2027		200	199

Republic of Angola Via Avenir Issuer IV Ireland DAC
10.750% due 02/05/2029		181	186

Republic of Cameroon International Bonds
5.950% due 07/07/2032 (i)	EUR	500	511

Republic of Ghana Government Bonds
8.650% due 02/13/2029	GHS	479	38
8.800% due 02/12/2030		2,000	153
8.950% due 02/11/2031		1,834	135
9.100% due 02/10/2032		280	20

Republic of Kenya Government International Bonds
7.875% due 10/09/2033		$200	202
8.800% due 10/09/2038		200	202
9.500% due 03/05/2036		200	213

Republic of South Africa Government Bonds
8.250% due 03/31/2032	ZAR	3,300	204
8.875% due 02/28/2035		13,500	854

Republic of Srpska International Government Bonds
6.250% due 04/02/2031	EUR	100	116
6.375% due 05/08/2033		100	115

Romania Government International Bonds
2.000% due 04/14/2033 (i)		700	658
4.000% due 02/14/2051 (i)		$400	270

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 05/30/2032 (i)	EUR	100	$117
5.375% due 06/07/2033 (i)		200	231
5.625% due 05/30/2037 (i)		100	113
6.375% due 09/18/2033 (i)		200	244
6.500% due 10/07/2045 (i)		950	1,097
7.625% due 01/17/2053 (i)		$300	329

Senegal Government International Bonds
6.750% due 03/13/2048		200	104

Serbia International Bonds
2.050% due 09/23/2036	EUR	200	182
4.875% due 05/06/2038		300	343

Sri Lanka Government International Bonds
3.100% due 01/15/2030 þ		$200	204
3.600% due 06/15/2035 þ		255	213
3.600% due 05/15/2036 þ		38	38
3.600% due 02/15/2038 þ		76	77

Turkiye Government International Bonds
5.750% due 05/11/2047		400	325

Ukraine Government International Bonds
0.000% due 02/01/2030 þ(d)		250	180
0.000% due 02/01/2034 þ(d)		366	207
0.000% due 02/01/2035 þ(d)(i)		250	151
0.000% due 02/01/2036 þ(d)(i)		250	151

Venezuela Government International Bonds
7.000% due 03/31/2038 ^(a)		5	2
9.250% due 09/15/2027 ^(a)		745	368
9.250% due 05/07/2028 ^(a)		85	41
11.950% due 08/05/2031 ^(a)		30	16

Total Sovereign Issues (Cost $36,326)			39,436

		SHARES
SHORT-TERM INSTRUMENTS 6.7%

MUTUAL FUNDS 0.4%

State Street Institutional U.S. Government Money Market Fund, Premier Class
3.690% (g)		284,431	284

		PRINCIPAL AMOUNT (000S)
EGYPT TREASURY BILLS 0.1%
24.789% due 10/13/2026 - 10/20/2026 (b)(c)	EGP	2,675	51

NIGERIA TREASURY BILLS 4.7%
20.600% due 07/21/2026 - 01/28/2027 (b)(c)	NGN	4,493,292	2,995

30	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.5%
3.708% due 07/21/2026 - 08/25/2026 (b)(c)(l)	$988	$984

Total Short-Term Instruments (Cost $4,333)		4,314

Total Investments in Securities (Cost $69,899)		73,409

	SHARES
INVESTMENTS IN AFFILIATES 0.7%

SHORT-TERM INSTRUMENTS 0.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.7%

PIMCO Short-Term Floating NAV Portfolio III	43,217	421

SHARES	MARKET VALUE (000S)
Total Short-Term Instruments (Cost $421)	$421

Total Investments in Affiliates (Cost $421)	421

Total Investments 114.7% (Cost $70,320)	$73,830

Financial Derivative Instruments (j)(k) (1.2)% (Cost or Premiums, net $(1,094))	(762)

Other Assets and Liabilities, net (13.5)%	(8,702)

Net Assets 100.0%	$64,366

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is not accruing income as of the date of this report.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Security becomes interest bearing at a future date.

(e)	Principal amount of security is adjusted for inflation.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)	Coupon represents a 7-Day Yield.

(h) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
VB DPR Finance Co.	6.833%	03/15/2035	01/31/2025	$300	$303	0.47%

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	31

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
MBC	2.450%	06/17/2026	TBD	(2)	EUR	(998)	(1,142)
MEI	3.950	12/23/2025	TBD	(2)		$(488)	(498)
MYI	2.250	06/17/2026	06/16/2028		EUR	(198)	(226)
	2.300	06/17/2026	06/16/2028			(192)	(219)
	2.400	06/17/2026	06/16/2028			(727)	(831)
	2.500	06/17/2026	06/16/2028			(449)	(514)
	3.250	06/30/2026	07/14/2026			$(261)	(262)
	3.470	06/30/2026	07/14/2026			(227)	(227)
	3.800	06/18/2026	06/18/2028			(321)	(322)
	3.900	04/16/2026	04/15/2028			(583)	(587)
	3.950	12/23/2025	12/23/2027			(251)	(257)
	4.000	12/23/2025	12/23/2027			(213)	(218)
	4.150	12/23/2025	12/23/2027			(1,293)	(1,321)
	4.250	12/23/2025	12/23/2027			(230)	(235)
SBI	2.370	06/18/2026	TBD	(2)	EUR	(313)	(357)
SCX	4.100	02/10/2026	TBD	(2)		$(3,012)	(3,061)
SOG	2.300	06/17/2026	TBD	(2)	EUR	(480)	(549)
	3.990	03/10/2026	TBD	(2)		$(839)	(849)
	4.030	12/23/2025	TBD	(2)		(278)	(284)
	4.110	04/08/2026	07/08/2026			(431)	(435)
TDM	3.970	06/16/2026	TBD	(2)		(561)	(562)

Total Reverse Repurchase Agreements							$(12,956)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2026:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
MBC	$0	$(1,142)	$0	$(1,142)	$1,231	$89
MEI	0	(498)	0	(498)	510	12
MYI	0	(5,219)	0	(5,219)	5,929	710
SBI	0	(357)	0	(357)	376	19
SCX	0	(3,061)	0	(3,061)	3,531	470
SOG	0	(2,117)	0	(2,117)	2,310	193
TDM	0	(562)	0	(562)	610	48

Total Borrowings and Other Financing Transactions	$0	$(12,956)	$0

32	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(1,893)	$(1,893)
Non-Agency Mortgage-Backed Securities	0	(924)	0	(3,789)	(4,713)
Sovereign Issues	0	0	0	(6,350)	(6,350)

Total Borrowings	$0	$(924)	$0	$(12,032)	$(12,956)

Payable for reverse repurchase agreements					$(12,956)

(i)	Securities with an aggregate market value of $14,497 have been pledged as collateral under the terms of the above master agreements as of June 30, 2026.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2026 was $(10,416) at a weighted average interest rate of 3.744%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
CBOT 10 Year U.S. Treasury Notes Futures	09/2026	7	$769	$5	$0	$(2)
Ultra 10 Year U.S. Treasury Notes Futures	09/2026	3	337	6	0	(1)
Ultra U.S. Treasury Bond Futures	09/2026	2	232	9	0	(2)

				$20	$0	$(5)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
CBOT 5 Year U.S. Treasury Notes Futures	09/2026	5	$(535)	$(2)	$1	$0
Eurex 10 Year Euro BUND Futures	09/2026	3	(436)	(5)	0	0
Eurex 5 Year Euro BOBL Futures	09/2026	1	(132)	0	0	0

				$(7)	$1	$0

Total Futures Contracts				$13	$1	$(5)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDEXES—BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-44 5-Year Index	(1.000)%	Quarterly	12/20/2030	$700	$12	$(10)	$2	$0	$0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	33

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDEXES—SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-45 5-Year Index	1.000%	Quarterly	06/20/2031	$7,000	$(202)	$80	$(122)	$2	$0
CDX.iTraxx Asia Ex-Japan 45 5-Year Index	1.000	Quarterly	06/20/2031	6,000	64	23	87	0	0

					$(138)	$103	$(35)	$2	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.500%	Annual	06/17/2028	JPY	1,240,000	$(1)	$(15)	$(16)	$0	$(1)
Receive(5)	1-Day SGD-SIBCSORA Compounded-OIS	1.750	Semi-Annual	09/16/2031	SGD	4,200	73	(57)	16	1	0
Receive(5)	1-Day THB-THOR Compounded-OIS	1.500	Quarterly	09/16/2031	THB	41,650	14	(6)	8	1	0
Receive	1-Day THB-THOR Compounded-OIS	1.750	Quarterly	09/16/2031		107,700	50	(68)	(18)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/17/2028	$	11,100	(193)	(20)	(213)	0	(10)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	09/16/2028		100	2	0	2	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2029		100	(2)	0	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Annual	03/19/2030		5,200	(257)	82	(175)	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	09/17/2030		400	5	(8)	(3)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2030		18,100	298	(403)	(105)	0	(31)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	03/18/2031		900	3	(19)	(16)	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/17/2031		3,500	114	(9)	105	9	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2031		6,300	(103)	148	45	17	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2032		4,000	(53)	(91)	(144)	0	(13)
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/17/2033		900	12	12	24	3	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2034		200	(9)	(1)	(10)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	03/19/2035		3,000	(242)	75	(167)	0	(13)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2035		2,100	(6)	(37)	(43)	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/18/2036		1,400	25	(26)	(1)	0	(7)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/17/2036		400	11	(2)	9	2	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	09/16/2036		1,600	43	(5)	38	8	0

34	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	3.750%	Annual	09/17/2045	$	400	$(20)	$(6)	$(26)	$0	$(3)
Receive	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/17/2046		300	13	(3)	10	3	0
Pay	1-Day USD-SOFR Compounded-OIS	4.086	Annual	01/13/2055		1,800	14	(46)	(32)	0	(20)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	03/19/2055		1,800	(243)	(45)	(288)	0	(18)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	09/17/2055		2,100	(217)	(39)	(256)	0	(22)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2055		2,000	99	55	154	22	0
Pay	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/18/2056		900	(23)	(8)	(31)	0	(10)
Receive	1-Year BRL-CDI	12.716	Maturity	01/02/2029	BRL	8,900	9	42	51	0	(4)
Pay	1-Year BRL-CDI	13.030	Maturity	01/02/2029		25,400	0	(129)	(129)	11	0
Pay	1-Year BRL-CDI	13.056	Maturity	01/02/2029		2,900	0	(14)	(14)	1	0
Receive	1-Year BRL-CDI	13.245	Maturity	01/02/2029		8,100	(9)	37	28	0	(3)
Receive	1-Year BRL-CDI	13.340	Maturity	01/02/2029		5,300	0	14	14	0	(2)
Receive	1-Year BRL-CDI	13.435	Maturity	01/02/2029		2,300	0	5	5	0	(1)
Receive	1-Year BRL-CDI	14.140	Maturity	01/02/2029		3,000	0	(1)	(1)	0	(1)
Pay	1-Year BRL-CDI	14.370	Maturity	01/02/2029		3,100	0	4	4	1	0
Pay	1-Year BRL-CDI	14.620	Maturity	01/02/2029		8,100	0	16	16	3	0
Pay	1-Year BRL-CDI	14.695	Maturity	01/02/2029		7,800	0	17	17	3	0
Pay	1-Year BRL-CDI	12.910	Maturity	01/02/2031		12,400	0	(76)	(76)	7	0
Receive	1-Year BRL-CDI	13.156	Maturity	01/02/2031		2,400	0	10	10	0	(1)
Pay	1-Year BRL-CDI	13.235	Maturity	01/02/2031		18,100	0	(68)	(68)	10	0
Pay	1-Year BRL-CDI	13.245	Maturity	01/02/2031		900	0	(3)	(3)	1	0
Pay	1-Year BRL-CDI	13.250	Maturity	01/02/2031		1,200	0	(4)	(4)	1	0
Pay	1-Year BRL-CDI	13.255	Maturity	01/02/2031		900	0	(3)	(3)	1	0
Receive	1-Year BRL-CDI	13.296	Maturity	01/02/2031		16,300	0	59	59	0	(9)
Receive	1-Year BRL-CDI	13.300	Maturity	01/02/2031		19,500	36	31	67	0	(11)
Pay	1-Year BRL-CDI	13.560	Maturity	01/02/2031		3,500	0	(8)	(8)	2	0
Pay	1-Year BRL-CDI	13.564	Maturity	01/02/2031		3,900	0	(9)	(9)	2	0
Pay	1-Year BRL-CDI	13.605	Maturity	01/02/2031		1,700	0	(3)	(3)	1	0
Pay	1-Year BRL-CDI	13.698	Maturity	01/02/2031		2,000	0	(3)	(3)	1	0
Pay	1-Year BRL-CDI	13.882	Maturity	01/02/2031		3,200	0	(2)	(2)	2	0
Pay	1-Year BRL-CDI	13.979	Maturity	01/02/2031		10,200	0	(1)	(1)	6	0
Pay	1-Year BRL-CDI	14.140	Maturity	01/02/2031		2,100	0	1	1	1	0
Receive	1-Year BRL-CDI	14.247	Maturity	01/02/2031		2,200	0	(3)	(3)	0	(1)
Receive	1-Year BRL-CDI	14.505	Maturity	01/02/2031		5,700	0	(13)	(13)	0	(3)
Receive	1-Year BRL-CDI	14.514	Maturity	01/02/2031		5,500	0	(13)	(13)	0	(3)
Pay	1-Year BRL-CDI	13.235	Maturity	01/02/2035		9,500	0	(39)	(39)	6	0
Pay	3-Month COP-IBR Compounded-OIS	12.000	Annual	06/17/2027	COP	7,109,200	(2)	0	(2)	0	(1)
Pay	3-Month COP-IBR Compounded-OIS	12.220	Annual	06/17/2027		624,300	0	0	0	0	0
Pay	3-Month COP-IBR Compounded-OIS	12.230	Annual	06/17/2027		624,300	0	0	0	0	0
Pay	3-Month COP-IBR Compounded-OIS	12.250	Maturity	06/17/2027		1,248,600	0	1	1	0	0
Pay	3-Month COP-IBR Compounded-OIS	12.340	Maturity	06/17/2027		1,166,800	0	1	1	0	0
Receive	3-Month COP-IBR Compounded-OIS	12.330	Quarterly	03/18/2028		3,930,000	0	(20)	(20)	1	0
Pay	3-Month COP-IBR Compounded-OIS	11.250	Quarterly	06/17/2028		1,303,900	(1)	2	1	0	0
Pay	3-Month COP-IBR Compounded-OIS	11.425	Quarterly	06/17/2028		313,700	0	1	1	0	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	35

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month COP-IBR Compounded-OIS	11.450%	Quarterly	06/17/2028	COP	976,500	$0	$2	$2	$0	$0
Pay	3-Month COP-IBR Compounded-OIS	11.550	Quarterly	06/17/2028		938,000	0	2	2	0	0
Pay	3-Month COP-IBR Compounded-OIS	11.634	Quarterly	06/17/2028		1,997,000	0	6	6	0	0
Receive	3-Month COP-IBR Compounded-OIS	12.170	Quarterly	03/18/2029		592,500	0	(6)	(6)	0	0
Pay	3-Month COP-IBR Compounded-OIS	11.200	Quarterly	06/17/2029		220,900	0	1	1	0	0
Pay	3-Month COP-IBR Compounded-OIS	11.210	Quarterly	06/17/2029		227,300	0	1	1	0	0
Pay	3-Month COP-IBR Compounded-OIS	10.700	Quarterly	06/17/2031		147,900	0	1	1	0	0
Pay	3-Month COP-IBR Compounded-OIS	10.710	Quarterly	06/17/2031		144,100	0	1	1	0	0
Pay	3-Month COP-IBR Compounded-OIS	10.730	Quarterly	06/17/2031		147,300	0	1	1	0	0
Pay	3-Month COP-IBR Compounded-OIS	10.740	Quarterly	06/17/2031		160,100	0	1	1	0	0
Pay	3-Month COP-IBR Compounded-OIS	10.745	Quarterly	06/17/2031		294,500	0	2	2	0	0
Pay	3-Month COP-IBR Compounded-OIS	10.770	Quarterly	06/17/2031		294,500	0	2	2	0	0
Receive	3-Month COP-IBR Compounded-OIS	11.700	Quarterly	06/17/2031		1,860,000	0	(32)	(32)	0	0
Receive	3-Month COP-IBR Compounded-OIS	11.720	Quarterly	06/17/2031		1,763,000	0	(31)	(31)	0	0
Receive	3-Month COP-IBR Compounded-OIS	11.730	Quarterly	06/17/2031		1,799,000	0	(32)	(32)	0	0
Pay	3-Month COP-IBR Compounded-OIS	3.963	Annual	11/27/2030	CZK	4,500	0	3	3	0	0
Receive	3-Month PLN-WIBOR	4.195	Annual	09/29/2030	PLN	400	0	(3)	(3)	0	0
Pay	3-Month PLN-WIBOR	5.155	Annual	10/25/2034		700	11	7	18	1	0
Pay	3-Month PLN-WIBOR	4.393	Annual	10/16/2035		500	0	5	5	1	0
Pay	3-Month PLN-WIBOR	4.356	Annual	10/17/2035		500	0	4	4	1	0
Pay	3-Month PLN-WIBOR	4.353	Annual	10/23/2035		400	0	3	3	0	0
Receive	3-Month PLN-WIBOR	4.434	Annual	11/03/2035		300	0	(3)	(3)	0	0
Pay	3-Month PLN-WIBOR	4.355	Annual	11/04/2035		700	0	6	6	1	0
Receive	3-Month PLN-WIBOR	4.535	Annual	11/07/2035		1,700	(5)	(16)	(21)	0	(2)
Receive	3-Month PLN-WIBOR	4.430	Annual	11/10/2035		200	0	(2)	(2)	0	0
Pay	3-Month PLN-WIBOR	4.303	Annual	11/26/2035		400	0	3	3	0	0
Pay	3-Month PLN-WIBOR	4.235	Annual	11/27/2035		400	0	2	2	0	0
Receive	3-Month PLN-WIBOR	4.340	Annual	12/12/2035		700	0	(6)	(6)	0	(1)
Receive	3-Month PLN-WIBOR	4.445	Annual	12/22/2035		700	(2)	(5)	(7)	0	(1)
Receive	3-Month PLN-WIBOR	4.385	Annual	02/06/2036		500	(1)	(1)	(2)	0	(1)
Receive	3-Month PLN-WIBOR	4.450	Annual	02/24/2036		500	(1)	(2)	(3)	0	(1)
Receive	3-Month PLN-WIBOR	4.275	Annual	03/02/2036		4,400	(12)	6	(6)	0	(4)
Receive	3-Month PLN-WIBOR	4.348	Annual	03/05/2036		400	0	(1)	(1)	0	0
Receive	3-Month PLN-WIBOR	4.370	Annual	03/05/2036		500	0	(2)	(2)	0	(1)
Receive	3-Month PLN-WIBOR	4.463	Annual	03/09/2036		300	0	(2)	(2)	0	0
Receive	3-Month PLN-WIBOR	4.685	Annual	03/10/2036		100	0	(1)	(1)	0	0
Pay	3-Month PLN-WIBOR	4.845	Annual	04/02/2036		300	0	4	4	0	0
Pay	3-Month PLN-WIBOR	4.230	Annual	04/15/2036		400	(1)	1	0	0	0
Receive	3-Month PLN-WIBOR	4.665	Annual	04/27/2036		200	0	(2)	(2)	0	0
Pay	3-Month PLN-WIBOR	4.135	Annual	05/20/2036		400	(1)	0	(1)	0	0
Pay	3-Month ZAR-JIBAR	7.310	Quarterly	09/02/2030	ZAR	4,700	5	(5)	0	0	(1)
Pay	3-Month ZAR-JIBAR	7.310	Quarterly	10/02/2030		1,200	1	(1)	0	0	0
Pay	3-Month ZAR-JIBAR	6.860	Quarterly	10/15/2030		1,900	0	(2)	(2)	0	0

36	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month ZAR-JIBAR	6.910%	Quarterly	10/30/2030	ZAR	600	$0	$1	$1	$0	$0
Pay	3-Month ZAR-JIBAR	6.770	Quarterly	11/12/2030		4,000	0	(5)	(5)	0	(1)
Receive	3-Month ZAR-JIBAR	7.080	Quarterly	12/31/2030		19,450	(8)	20	12	4	0
Receive	3-Month ZAR-JIBAR	6.885	Quarterly	02/04/2031		4,600	(2)	7	5	1	0
Receive	3-Month ZAR-JIBAR	6.715	Quarterly	02/26/2031		4,400	(2)	9	7	1	0
Receive	3-Month ZAR-JIBAR	8.020	Quarterly	02/28/2031		24,200	(75)	35	(40)	6	0
Receive	3-Month ZAR-JIBAR	6.920	Quarterly	03/06/2031		7,100	0	8	8	2	0
Pay	3-Month ZAR-JIBAR	6.640	Quarterly	04/02/2031		4,100	(1)	(6)	(7)	0	(1)
Pay	3-Month ZAR-JIBAR	6.673	Quarterly	04/14/2031		3,800	(1)	(6)	(7)	0	(1)
Pay	3-Month ZAR-JIBAR	6.610	Quarterly	04/28/2031		3,900	(1)	(6)	(7)	0	(1)
Pay	3-Month ZAR-JIBAR	6.510	Quarterly	05/26/2031		3,600	(1)	(7)	(8)	0	(1)
Pay	3-Month ZAR-JIBAR	7.091	Quarterly	02/17/2036		12,900	(39)	4	(35)	0	(5)
Pay	3-Month ZAR-JIBAR	7.950	Quarterly	05/07/2036		1,300	0	1	1	0	(1)
Receive	6-Month CLP-CHILIBOR	4.676	Semi-Annual	09/01/2030	CLP	37,000	0	0	0	0	0
Receive	6-Month CLP-CHILIBOR	4.710	Semi-Annual	09/01/2030		549,000	0	(2)	(2)	0	0
Pay	6-Month CLP-CHILIBOR	4.900	Semi-Annual	06/17/2031		1,395,500	0	12	12	0	0
Pay	6-Month CLP-CHILIBOR	5.150	Semi-Annual	06/17/2031		116,800	1	1	2	0	0
Pay	6-Month CLP-CHILIBOR	5.190	Semi-Annual	06/17/2031		95,000	0	2	2	0	0
Pay	6-Month CLP-CHILIBOR	5.250	Semi-Annual	06/17/2031		33,100	0	1	1	0	0
Receive	6-Month CLP-CHILIBOR	5.306	Semi-Annual	06/17/2031		715,000	0	(20)	(20)	0	0
Receive	6-Month CLP-CHILIBOR	4.970	Semi-Annual	06/18/2032		983,500	0	(9)	(9)	0	0
Pay	6-Month CZK-PRIBOR	3.705	Annual	08/12/2030	CZK	1,080	0	0	0	0	0
Pay	6-Month CZK-PRIBOR	3.777	Annual	10/15/2030		3,210	0	1	1	0	0
Pay	6-Month CZK-PRIBOR	4.018	Annual	11/25/2030		7,000	0	6	6	0	0
Pay	6-Month CZK-PRIBOR	3.980	Annual	12/04/2030		4,250	(1)	4	3	0	0
Receive	6-Month CZK-PRIBOR	4.040	Annual	02/06/2031		32,400	22	(21)	1	2	0
Pay	6-Month CZK-PRIBOR	3.670	Annual	02/09/2031		10,500	1	(10)	(9)	0	(1)
Receive	6-Month CZK-PRIBOR	3.920	Annual	02/09/2031		4,200	0	1	1	0	0
Receive	6-Month CZK-PRIBOR	3.845	Annual	03/05/2031		2,000	0	1	1	0	0
Pay	6-Month CZK-PRIBOR	4.071	Annual	04/22/2031		74,300	0	(2)	(2)	0	(5)
Receive	6-Month CZK-PRIBOR	3.850	Annual	03/03/2036		400	1	0	1	0	0
Receive	6-Month CZK-PRIBOR	4.395	Annual	03/10/2036		1,100	0	(1)	(1)	0	0
Pay	6-Month CZK-PRIBOR	3.930	Annual	05/22/2036		2,300	(1)	(1)	(2)	0	0
Pay(5)	6-Month EUR-EURIBOR	2.250	Annual	09/16/2028	EUR	5,500	(79)	21	(58)	0	(3)
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/16/2031		2,500	59	(26)	33	2	0
Receive(5)	6-Month EUR-EURIBOR	2.750	Annual	09/16/2036		2,920	83	(30)	53	4	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	37

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	6-Month EUR-EURIBOR	3.000%	Annual	09/16/2056	EUR	1,020	$20	$(2)	$18	$1	$0
Receive	6-Month HUF-BBR	6.319	Annual	11/03/2030	HUF	63,700	0	(18)	(18)	0	0
Receive	6-Month HUF-BBR	6.350	Annual	11/14/2030		48,000	0	(13)	(13)	0	0
Pay	6-Month HUF-BBR	6.195	Annual	12/08/2030		97,200	(3)	29	26	0	(1)
Receive	6-Month HUF-BBR	6.110	Annual	12/30/2030		62,000	(2)	(14)	(16)	0	0
Receive	28-Day MXN-TIIE	7.375	Lunar	11/21/2030	MXN	8,500	4	0	4	2	0
Pay	28-Day MXN-TIIE	7.700	Lunar	12/24/2030		5,050	0	1	1	0	(1)
Receive	28-Day MXN-TIIE	7.555	Lunar	01/24/2031		2,900	0	0	0	1	0
Pay	28-Day MXN-TIIE	7.350	Lunar	01/31/2031		5,100	(2)	(1)	(3)	0	(1)
Receive	28-Day MXN-TIIE	7.681	Lunar	03/05/2031		24,100	0	(3)	(3)	5	0
Receive	28-Day MXN-TIIE	7.545	Lunar	03/12/2031		1,700	0	0	0	0	0
Receive	28-Day MXN-TIIE	7.750	Lunar	03/12/2031		26,600	26	(33)	(7)	5	0
Pay	28-Day MXN-TIIE	8.170	Lunar	03/26/2031		10,300	0	12	12	0	(2)
Pay	28-Day MXN-TIIE	7.600	Lunar	04/04/2031		4,500	(2)	2	0	0	(1)
Pay	28-Day MXN-TIIE	7.670	Lunar	04/04/2031		7,500	0	1	1	0	(2)
Pay	28-Day MXN-TIIE	8.000	Lunar	06/11/2031		6,900	(4)	9	5	0	(2)
Receive	28-Day MXN-TIIE	8.200	Lunar	06/11/2031		10,000	0	(13)	(13)	2	0
Pay	28-Day MXN-TIIE	8.340	Lunar	06/11/2031		4,600	0	7	7	0	(1)
Pay	28-Day MXN-TIIE	8.150	Lunar	06/04/2036		14,000	(1)	3	2	0	(6)
Receive	28-Day MXN-TIIE	8.318	Lunar	06/04/2036		13,600	0	(11)	(11)	6	0
Pay	28-Day MXN-TIIE	8.500	Lunar	06/04/2036		1,900	0	3	3	0	(1)

							$(574)	$(862)	$(1,436)	$178	$(262)

Total Swap Agreements							$(700)	$(769)	$(1,469)	$180	$(262)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2026:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1	$180	$181	$0	$(5)	$(262)	$(267)

Cash of $2,563 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2026. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute

38	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2026		COP	1,375	$		0	$0	$0
	07/2026		DOP	41,829			711	5	0
	07/2026		ILS	13			4	0	0
	07/2026		KRW	51,732			34	1	0
	07/2026		PEN	2,079			617	9	0
	07/2026		PHP	33,968			549	0	(5)
	07/2026		SGD	79			62	1	0
	07/2026	$		99		NOK	917	0	(6)
	08/2026		DOP	4,682	$		79	1	0
	08/2026		PEN	1,429			416	0	(2)
	08/2026		ZAR	9,678			556	0	(33)
	09/2026		COP	3,568,245			1,010	0	(16)
	09/2026		PHP	34,081			553	0	0
	09/2026		THB	10			0	0	0
	10/2026	$		0		COP	1,407	0	0
	11/2026			82		PEN	282	0	0
	12/2026		CLP	561,783	$		619	9	0
BPS	07/2026		BRL	3,816		EUR	643	0	(4)
	07/2026			4,947	$		954	0	(4)
	07/2026		CNY	1,585			232	0	0
	07/2026		CZK	742			36	1	0
	07/2026		EUR	645		BRL	3,816	3	0
	07/2026		GBP	23	$		31	0	0
	07/2026		JPY	187			1	0	0
	07/2026		PLN	6			1	0	0
	07/2026		TWD	12,773			405	4	0
	07/2026	$		949		BRL	4,947	9	0
	07/2026			227		CNH	1,535	0	(1)
	07/2026			87		EUR	76	0	0
	07/2026			260		INR	25,078	4	0
	07/2026			525		ZAR	8,650	2	0
	08/2026			1,221		INR	116,206	2	0
	08/2026			7		NOK	73	0	0
	09/2026		IDR	1,342,442	$		75	0	0
	09/2026		INR	5,980			63	0	0
	09/2026		THB	40,079			1,228	14	0
	09/2026	$		35		IDR	627,933	0	0
	09/2026			71		INR	6,733	0	0
	09/2026			642		THB	20,944	0	(8)
	12/2026			57		IDR	1,044,125	0	0
	05/2030		KWD	261	$		900	46	0
	08/2030			288			971	30	0
	01/2031			154			518	15	0
	06/2031			141			473	13	0
BRC	07/2026		PEN	217			64	1	0
	07/2026		TRY	125			3	0	0
	07/2026	$		326		TRY	15,574	3	0
	07/2026		ZAR	107	$		7	0	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	39

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	08/2026		COP	323,653	$		86	$0	$(8)
	09/2026	$		636		INR	60,401	0	(2)
BSH	07/2026		JPY	992	$		6	0	0
	07/2026		PEN	1,814			528	1	(3)
	07/2026	$		310		AUD	435	0	(9)
	09/2026			2,361		BRL	12,111	0	(50)
	12/2026			160		PEN	541	0	(3)
CBK	07/2026		AUD	1,811	$		1,271	17	0
	07/2026		COP	4,278,263			1,121	0	(127)
	07/2026		EGP	991			20	0	0
	07/2026		PEN	4,581			1,329	3	(14)
	07/2026		PLN	162			44	1	0
	07/2026		TWD	4,575			145	1	0
	07/2026	$		782		AUD	1,094	0	(25)
	07/2026			1,249		COP	4,381,452	28	0
	07/2026			139		EGP	7,366	10	0
	07/2026			299		HUF	91,494	0	(6)
	07/2026			535		PEN	1,810	0	(5)
	07/2026			554		PHP	33,932	0	(1)
	07/2026			1,146		VND	30,640,200	17	0
	08/2026		ILS	31	$		11	0	0
	08/2026		INR	114,783			1,225	16	0
	09/2026		COP	1,136,259			293	0	(34)
	09/2026		IDR	4,512,172			250	0	(1)
	09/2026		PEN	3,561			1,048	9	0
	09/2026		PHP	34,004			554	3	0
	09/2026	$		175		COP	680,388	20	0
	09/2026			20		EGP	1,018	0	0
	09/2026			1,620		INR	153,296	0	(9)
	09/2026			80		KZT	40,117	2	0
	09/2026			3		PEN	9	0	0
	10/2026		COP	530,004	$		149	0	(2)
	10/2026		PEN	2,791			815	5	(3)
	10/2026		UGX	309,120			84	2	0
	10/2026	$		45		UGX	173,713	2	0
	10/2026		UZS	248,900	$		19	0	(1)
	11/2026		COP	3,851,974			1,068	0	(23)
	11/2026		NGN	22,468			14	0	(2)
	11/2026	$		890		KES	117,491	0	0
	12/2026		PEN	3,146	$		900	0	(15)
	12/2026	$		246		IDR	4,472,384	1	0
	01/2027		PEN	1,813	$		536	10	0
DUB	07/2026		CNH	4,027			592	0	(1)
	07/2026		CZK	802			39	1	0
	07/2026		INR	15,270			162	0	0
	07/2026		KZT	265,403			560	10	0
	07/2026		PLN	86			23	0	0
	07/2026		THB	3,151			96	1	0
	07/2026	$		46		AUD	64	0	(1)
	07/2026			44		EGP	2,388	4	0
	07/2026			296		INR	28,555	5	0
	07/2026			245		NOK	2,278	0	(15)
	07/2026			579		PEN	1,959	0	(6)
	07/2026		ZAR	50	$		3	0	0
	08/2026		KZT	58,171			121	1	0
	08/2026	$		592		CNH	4,018	1	0
	08/2026			46		EGP	2,500	4	0
	09/2026		EGP	3,928	$		70	0	(7)
	09/2026		IDR	2,190,852			122	0	0

40	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	09/2026		PEN	2,507	$		734	$6	$(4)
	09/2026		PKR	14,631			49	0	(3)
	09/2026	$		162		INR	15,374	0	0
	09/2026			7		KZT	3,571	0	0
	10/2026		UGX	170,375	$		47	1	0
	10/2026		UZS	3,202,007			251	0	(12)
	11/2026			2,014,905			154	0	(10)
	12/2026	$		122		IDR	2,205,579	0	0
	12/2026			570		KZT	299,873	27	0
	12/2026		UZS	2,855,913	$		220	0	(13)
GLM	07/2026		BRL	3,816		EUR	645	0	(3)
	07/2026		COP	55,756	$		15	0	(2)
	07/2026		DOP	5,384			88	0	(2)
	07/2026		EUR	647		BRL	3,816	0	0
	07/2026	$		1,505		COP	5,243,664	23	0
	07/2026			861		TRY	40,930	12	0
	07/2026		ZAR	10,747	$		651	0	(4)
	08/2026		BRL	3,816		EUR	641	0	0
	08/2026		DOP	63,483	$		1,042	5	(17)
	08/2026	$		392		DOP	24,539	15	0
	08/2026			56		INR	5,391	1	0
	09/2026		DOP	53,948	$		902	9	0
	09/2026		IDR	215,087			12	0	0
	09/2026		INR	603,429			6,321	21	(38)
	09/2026	$		141		DOP	8,606	1	0
	09/2026			199		INR	19,077	2	0
	09/2026			250		MXN	4,351	0	(2)
	09/2026			454		THB	14,662	0	(10)
	10/2026		DOP	3,276	$		55	1	0
	10/2026	$		6		MNT	21,053	0	0
	11/2026		COP	5,400,542	$		1,505	0	(23)
	11/2026		DOP	80,630			1,326	0	(2)
	12/2026			2,210			37	1	0
	04/2027	$		7		MNT	26,244	0	0
	10/2027			7			26,388	0	0
	04/2028			20			80,882	0	0
	10/2028			19			76,696	0	0
	04/2029			17			72,943	0	0
	10/2029			16			69,190	0	0
	04/2030			15			65,437	0	0
	10/2030			14			61,726	0	0
	04/2031			12			57,552	0	0
JPM	07/2026		BRL	4,048	$		782	0	(2)
	07/2026		EGP	1,007			20	0	0
	07/2026		KZT	3,401			7	0	0
	07/2026		NOK	6,453			652	0	0
	07/2026	$		790		BRL	4,048	0	(5)
	07/2026			19		EGP	1,007	2	0
	07/2026			37		EUR	32	0	(1)
	07/2026			903		HUF	276,199	0	(16)
	07/2026			679		PEN	2,371	15	0
	08/2026		ILS	41	$		14	0	0
	08/2026	$		652		NOK	6,456	0	0
	09/2026		MXN	2,185	$		126	2	0
	09/2026		TWD	407			13	0	0
	09/2026	$		109		INR	10,400	0	0
	09/2026			82		KZT	41,302	2	0
	09/2026			240		THB	7,738	0	(5)
	10/2026		BRL	3,238	$		616	2	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	41

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	10/2026		UGX	77,385	$		21	$0	$0
	10/2026		UZS	862,373			68	0	(3)
	11/2026		ZAR	9,573			546	0	(32)
	12/2026		MXN	5,493			311	1	0
	06/2027		UZS	134,913			10	0	(1)
MBC	07/2026		COP	5,516,670			1,456	0	(151)
	07/2026		EUR	130			149	1	0
	07/2026		INR	15,331			162	0	0
	07/2026		JPY	749			5	0	0
	07/2026		KRW	890,431			587	12	0
	07/2026		NOK	2,081			209	0	(1)
	07/2026		THB	15,113			460	5	0
	07/2026	$		32		AUD	46	0	0
	07/2026			137		EUR	120	0	(1)
	07/2026			7		ILS	21	0	0
	07/2026			687		INR	66,187	12	0
	07/2026			582		KRW	893,399	0	(4)
	07/2026			584		NOK	5,413	0	(37)
	08/2026		AUD	46	$		32	0	0
	08/2026	$		209		NOK	2,082	1	0
	09/2026		EGP	2,424	$		44	0	(4)
	09/2026		THB	39,111			1,217	32	0
	09/2026	$		436		INR	41,684	2	(1)
MYI	08/2026			174		EGP	9,768	20	0
	09/2026		MXN	494	$		28	0	0
	09/2026	$		601		IDR	10,780,137	0	(3)
	10/2026			119		AZN	213	5	0
	10/2027			237			437	12	0
SCX	07/2026		CNY	3,711	$		544	0	(1)
	07/2026		INR	12,023			127	0	0
	07/2026		PEN	109			32	0	0
	07/2026		TWD	17,394			548	2	0
	07/2026	$		224		EGP	11,989	19	0
	07/2026			100		EUR	87	0	(1)
	07/2026			587		INR	56,281	7	0
	07/2026			27		JPY	4,330	0	0
	07/2026			623		PEN	2,191	18	0
	08/2026		JPY	4,319	$		27	0	0
	08/2026	$		140		INR	13,391	1	0
	08/2026			1,603		KZT	807,147	54	0
	09/2026		IDR	116,214	$		6	0	0
	09/2026		THB	18,192			555	4	0
	09/2026	$		2,784		INR	263,833	0	(13)
	09/2026			165		THB	5,314	0	(4)
	10/2026			81		UGX	305,896	1	0
	11/2026		UGX	709	$		0	0	0
SOG	07/2026		EUR	6,248			7,288	150	0
	07/2026		JPY	2,407			15	0	0
	07/2026	$		121		AUD	171	0	(3)
	07/2026			369		CNH	2,494	0	(1)
	07/2026			7,543		EUR	6,631	34	0
	07/2026			61		PEN	206	0	(1)
	07/2026			61		SGD	79	0	0
	08/2026		AUD	38	$		26	0	0
	08/2026		EUR	6,631			7,553	0	(34)
	08/2026		SGD	79			61	0	0
	08/2026	$		183		EGP	9,956	16	0
	09/2026			1			68	0	0
SSB	07/2026		EUR	109	$		124	0	(1)

42	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2026	$		30		GBP	23	$0	$0
	08/2026		COP	3,269,016	$		857	0	(89)
	08/2026		GBP	23			30	0	0
	09/2026	$		670		CLP	614,934	0	(3)
UAG	07/2026		EUR	459	$		529	5	0
	07/2026		ILS	17			6	0	0
	07/2026		PLN	86			24	1	0
	07/2026	$		67		COP	229,660	0	0
	08/2026		COP	733,698	$		194	0	(19)
	09/2026		CLP	1,257,843			1,413	48	0
	09/2026		COP	229,660			66	0	0
	12/2026			4,660,805			1,194	0	(117)

Total Forward Foreign Currency Contracts								$959	$(1,151)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC EUR versus BRL	BRL 5.850	08/19/2026	1,058	$16	$7

Total Purchased Options					$16	$7

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC EUR versus BRL	BRL 6.250	08/19/2026	1,058	$(16)	$(6)

Total Written Options					$(16)	$(6)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2026(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Ecuador Government International Bonds	5.000%	Quarterly	06/20/2031	3.632%	$400	$23	$0	$23	$0
	Kenya Government International Bonds	1.000	Quarterly	06/20/2031	3.299	200	(20)	1	0	(19)
	Nigeria Government International Bonds	1.000	Quarterly	06/20/2031	2.588	100	(6)	(1)	0	(7)
	Turkiye Government International Bonds	1.000	Quarterly	06/20/2031	2.190	300	(16)	1	0	(15)
BPS	Kenya Government International Bonds	1.000%	Quarterly	06/20/2031	3.299	100	(11)	1	0	(10)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	43

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2026(3)		Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
											Asset	Liability
BRC	Argentine Republic Government International Bonds	5.000%	Quarterly	12/20/2026	0.814%			$19	$0	$0	$0	$0
	Colombia Government International Bonds	1.000	Quarterly	06/20/2031	1.448			200	(6)	2	0	(4)
	Egypt Government International Bonds	1.000	Quarterly	06/20/2031	2.770			300	(24)	2	0	(22)
CBK	Argentine Republic Government International Bonds	5.000	Quarterly	12/20/2026	0.814			27	0	1	1	0
	Argentine Republic Government International Bonds	5.000	Quarterly	06/20/2031	4.769			300	3	0	3	0
	Colombia Government International Bonds	1.000	Quarterly	06/20/2036	2.387			400	(43)	2	0	(41)
	Cote D’ivoire Government International Bonds	1.000	Quarterly	06/20/2031	2.185			300	(15)	0	0	(15)
	Ecuador Government International Bonds	5.000	Quarterly	06/20/2031	3.632			200	11	1	12	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2026	0.880			100	(1)	1	0	0
DUB	Petroleos Mexicanos «	4.750	Monthly	07/06/2026	—	♦		29	0	0	0	0
	Turkiye Government International Bonds	1.000	Quarterly	06/20/2030	1.860			1,100	(94)	60	0	(34)
GST	Argentine Republic Government International Bonds	5.000	Quarterly	12/20/2026	0.814			74	0	2	2	0
	Argentine Republic Government International Bonds	5.000	Quarterly	06/20/2027	1.431			175	(26)	32	6	0
	Nigeria Government International Bonds	1.000	Quarterly	06/20/2031	2.588			200	(12)	(2)	0	(14)
JPM	Ecuador Government International Bonds	5.000	Quarterly	06/20/2027	1.177			300	10	1	11	0
	EL Salvador Government International Bonds	1.000	Quarterly	06/20/2031	2.440			300	(21)	3	0	(18)
MEI	South Africa Government International Bonds	1.000	Quarterly	06/20/2030	0.977			100	(6)	6	0	0
	Turkiye Government International Bonds	1.000	Quarterly	06/20/2030	1.860			1,100	(113)	79	0	(34)
MYC	Argentine Republic Government International Bonds	5.000	Quarterly	06/20/2027	1.431			190	(28)	35	7	0
	Soft Bank Group,Inc.	1.000	Quarterly	06/20/2027	1.700		JPY	50,000	(5)	3	0	(2)

									$(400)	$230	$65	$(235)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Receive(6)	Sunac Real Estate Group Co., Ltd. «	0	0.000%	Maturity	01/30/2033	CNY4,000	$6	$(321)	$0	$(315)

Total Swap Agreements								$(394)	$(91)	$65	$(550)

44	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2026:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$26	$7	$23	$56	$(62)	$(6)	$(41)	$(109)	$(53)	$0	$(53)
BPS	143	0	0	143	(17)	0	(10)	(27)	116	0	116
BRC	4	0	0	4	(10)	0	(26)	(36)	(32)	31	(1)
BSH	1	0	0	1	(65)	0	0	(65)	(64)	0	(64)
CBK	147	0	16	163	(268)	0	(56)	(324)	(161)	0	(161)
DUB	61	0	0	61	(72)	0	(34)	(106)	(45)	0	(45)
GLM	91	0	0	91	(103)	0	0	(103)	(12)	0	(12)
GST	0	0	8	8	0	0	(14)	(14)	(6)	0	(6)
JPM	24	0	11	35	(65)	0	(18)	(83)	(48)	0	(48)
MBC	65	0	0	65	(199)	0	0	(199)	(134)	0	(134)
MEI	0	0	0	0	0	0	(34)	(34)	(34)	0	(34)
MYC	0	0	7	7	0	0	(317)	(317)	(310)	340	30
MYI	37	0	0	37	(3)	0	0	(3)	34	0	34
SCX	106	0	0	106	(19)	0	0	(19)	87	0	87
SOG	200	0	0	200	(39)	0	0	(39)	161	0	161
SSB	0	0	0	0	(93)	0	0	(93)	(93)	0	(93)
UAG	54	0	0	54	(136)	0	0	(136)	(82)	89	7

Total Over the Counter	$959	$7	$65	$1,031	$(1,151)	$(6)	$(550)	$(1,707)

(l)

Securities with an aggregate market value of $460 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2026.

♦

Implied credit spread is not available due to significant unobservable inputs being used in the fair valuation. See Note 3, Investment Valuation and Fair Value Measurements, in the Notes to Financial Statements, for more information.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	45

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2026:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	2	0	0	178	180

	$0	$2	$0	$0	$179	$181

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$959	$0	$959
Purchased Options	0	0	0	7	0	7
Swap Agreements	0	65	0	0	0	65

	$0	$65	$0	$966	$0	$1,031

	$0	$67	$0	$966	$179	$1,212

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5	$5
Swap Agreements	0	0	0	0	262	262

	$0	$0	$0	$0	$267	$267

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,151	$0	$1,151
Written Options	0	0	0	6	0	6
Swap Agreements	0	235	315	0	0	550

	$0	$235	$315	$1,157	$0	$1,707

	$0	$235	$315	$1,157	$267	$1,974

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2026:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(5)	$(5)
Swap Agreements	0	(2)	0	0	(201)	(203)

	$0	$(2)	$0	$0	$(206)	$(208)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(298)	$0	$(298)
Purchased Options	0	0	0	(39)	0	(39)
Written Options	0	0	0	252	44	296
Swap Agreements	0	(2)	0	0	0	(2)

	$0	$(2)	$0	$(85)	$44	$(43)

	$0	$(4)	$0	$(85)	$(162)	$(251)

46	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$16	$16
Swap Agreements	0	93	0	0	(1,129)	(1,036)

	$0	$93	$0	$0	$(1,113)	$(1,020)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$126	$0	$126
Purchased Options	0	0	0	(9)	0	(9)
Written Options	0	0	0	(34)	0	(34)
Swap Agreements	0	137	(63)	0	0	74

	$0	$137	$(63)	$83	$0	$157

	$0	$230	$(63)	$83	$(1,113)	$(863)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2026 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2026
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$3,723	$3,723
Corporate Bonds & Notes
Banking & Finance	0	8,701	1,675	10,376
Industrials	0	10,707	0	10,707
Utilities	0	4,480	0	4,480
U.S. Treasury Obligations	0	136	0	136
Non-Agency Mortgage-Backed Securities	0	29	0	29
Asset-Backed Securities
Other ABS	0	208	0	208
Sovereign Issues	0	39,436	0	39,436
Short-Term Instruments
Mutual Funds	284	0	0	284
Egypt Treasury Bills	0	51	0	51
Nigeria Treasury Bills	0	2,995	0	2,995
U.S. Treasury Bills	0	984	0	984

	$284	$67,727	$5,398	$73,409
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$421	$0	$0	$421

Total Investments	$705	$67,727	$5,398	$73,830

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	181	0	181
Over the counter	0	1,031	0	1,031

	$0	$1,212	$0	$1,212
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(267)	0	(267)
Over the counter	0	(1,392)	(315)	(1,707)

	$0	$(1,659)	$(315)	$(1,974)

Total Financial Derivative Instruments	$0	$(447)	$(315)	$(762)

Totals	$705	$67,280	$5,083	$73,068

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	47

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

June 30, 2026

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2026:

Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2026	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2026 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$5,602	$989	$(2,981)	$15	$51	$(295)	$342	$0	$3,723	$(236)
Corporate Bonds & Notes
Banking & Finance	1,155	1,534	(528)	38	(2)	65	0	(587)	1,675	23

	$6,757	$2,523	$(3,509)	$53	$49	$(230)	$342	$(587)	$5,398	$(213)

Financial Derivative Instruments - Assets
Over the counter	$2	$0	$(1)	$0	$0	$(1)	$0	$0	$0	$0

Financial Derivative Instruments - Liabilities
Over the counter	$(253)	$0	$0	$0	$0	$(62)	$0	$0	$(315)	$(63)

Totals	$6,506	$2,523	$(3,510)	$53	$49	$(293)	$342	$(587)	$5,083	$(276)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2026	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$2,391	Discounted Cash Flow	Discount Rate	4.540-82.870	15.322
	1,332	Recent Transaction	Purchase Price	98.900-99.900	99.157
Corporate Bonds & Notes
Banking & Finance	542	Discounted Cash Flow	Discount Rate	5.560-6.360	6.007
	514	Proxy pricing	Base Price	100.000	—
	619	Recent Transaction	Purchase Price	100.000	—
Financial Derivative Instruments - Assets
Over the counter	(315)	Indicative Market Quotation	Broker Quote	(53.512)	—

Total	$5,083

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2026 may be due to an investment no longer held or categorized as Level 3 at period end.

48	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund

June 30, 2026

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 137.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 41.8%

Aligned Data Centers International LP
7.164% due 05/16/2028 «~		$15,656	$15,656

Altice France SA
6.579% (EUR003M + 2.204%) due 04/30/2028 ~	EUR	10,058	11,543
6.579% (EUR003M + 2.240%) due 10/30/2028 ~		4,230	4,847
7.798% (TSFR3M + 3.673%) due 04/30/2028 ~		$13,533	13,607
8.735% - 8.736% (TSFR3M + 3.673%) due 10/30/2028 ~		14,729	14,739
9.048% (TSFR3M + 3.653%) due 05/14/2029 ~		10,561	10,608
9.079% (EUR003M + 2.240%) due 05/30/2031 ~	EUR	1,132	1,321
10.548% (TSFR3M + 3.673%) due 05/31/2031 ~		$32,351	33,096

Aston XLN Topco Ltd.
9.850% due 07/30/2032 «~	GBP	6,700	8,655

Bausch Health Cos., Inc.
9.894% (TSFR1M + 3.644%) due 10/08/2030 ~		$35,673	34,675

CAB SELAS
6.734% (EUR003M + 2.204%) due 08/09/2031 ~	EUR	2,000	2,266

Central Parent, Inc.
6.982% (TSFR3M + 3.732%) due 07/06/2029 ~		$49,235	32,495

Cerba Healthcare SAS
5.839% (EUR006M + 2.139%) due 06/30/2028 ~	EUR	32,903	27,027
6.089% (EUR006M + 2.128%) due 02/16/2029 ~		20,800	17,112
7.589% (EUR006M + 2.139%) due 02/16/2029 ~		3,200	2,639

Charlotte Buyer, Inc.
TBD% due 06/30/2031		$2,000	2,001

Circor International, Inc.
TBD% - 0.500% due 06/20/2029 «µ		734	747

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Clover Holdings 2 LLC
TBD% - 4.000% due 12/10/2029 µ«		$3,583	$3,307

Comexposium SAS
TBD% (EUR012M + 0.969%) due 03/28/2031 «~	EUR	6,732	9,692
TBD% (EUR012M + 2.258%) due 07/10/2031 «~		60,261	86,756
TBD% - 1.138% (EUR012M + 2.258%) due 10/16/2031 «~		3,338	4,806

Coreweave Compute Acquisition Co. II LLC
13.281% - 13.352% (TSFR3M + 3.732%) due 07/31/2028 «~		$8,193	8,321

Coreweave Compute Acquisition Co. IV LLC
9.661% - 9.732% (TSFR3M + 3.666%) due 05/16/2029 «~		17,705	18,256

Databricks, Inc.
TBD% - 1.000% due 01/05/2032 µ		1,649	1,649
8.114% (TSFR1M + 3.612%) due 01/05/2032 ~		7,451	7,442

Dialysis Holdco LLC
9.644% (TSFR1M + 3.644%) due 11/26/2030 «~		43,393	44,097

Discovery Global Holdings, Inc.
6.144% (TSFR1M + 3.644%) due 06/03/2033 ~		33,052	33,102

Dun & Bradstreet Corp.
TBD% - 9.121% (TSFR1M + 3.621%) due 08/26/2032 «~µ		776	768
9.153% (TSFR1M + 3.644%) due 08/26/2032 «~		7,725	7,285

Ecopetrol SA
5.843% (TSFR6M + 0.000%) due 12/18/2027 «~		7,500	7,527

Envalior Finance GmbH
7.650% (EUR003M + 2.150%) due 03/29/2030 ~	EUR	2,500	2,659

Espai Barca Fondo De Titulizacion
5.000% - 11.500% due 06/30/2028 «		12,000	15,141

Finastra USA, Inc.
7.746% (TSFR6M + 3.751%) due 09/15/2032 ~		$24,214	22,386
10.751% (TSFR6M + 3.751%) due 09/15/2033 «~		7,000	6,160

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	49

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Forward Air Corp.
8.163% (TSFR3M + 3.663%) due 12/19/2030 ~		$19,174	$18,131

Gaia Purchaser, Inc.
TBD% due 06/25/2033 «		2,300	2,303

Galaxy U.S. Opco, Inc. (5.663% Cash and 3.250% PIK)
8.913% (TSFR3M + 3.663%) due 07/31/2030 ~(d)		44,293	40,723

Gateway Casinos & Entertainment Ltd.
9.918% (TSFR3M + 3.668%) due 12/18/2030 ~		39,692	39,618

Guardian
TBD% - 1.000% due 08/29/2032 «µ		1,300	1,300
9.121% (TSFR6M + 3.618%) due 08/29/2032 «~		10,600	10,600

Harp Finco Ltd.
8.730% due 03/27/2032 «~	GBP	10,135	13,577

Houghton Mifflin Harcourt Publishing Co.
9.013% (TSFR3M + 3.663%) due 04/09/2029 ~		$5,596	4,446

Ineos U.S. Finance LLC
6.894% (TSFR1M + 3.644%) due 02/18/2030 ~		16,739	15,459

ION Platform Finance SARL
6.291% (EUR003M + 2.324%) due 10/07/2032 ~	EUR	1,995	1,705

Ivanti Software, Inc.
TBD% - 9.414% (TSFR3M + 3.658%) due 06/01/2029 ~µ		$8,157	7,922
8.414% (TSFR3M + 3.658%) due 06/01/2029 ~		23,994	10,617

J&J Ventures Gaming LLC
8.758% (TSFR1M + 3.644%) due 04/26/2028 «~		14,119	14,119

JetBlue Airways Corp.
8.427% (TSFR3M + 0.000%) due 08/27/2029 ~		2,600	2,323

Lealand Finance Co. BV
6.758% (TSFR1M + 3.644%) due 06/30/2027 ~		171	165

Lealand Finance Co. BV (4.758% Cash and 3.000% PIK)
7.758% (TSFR1M + 3.644%) due 12/31/2027 ~(d)		2,791	2,700

M BB Grove LLC
TBD% - 11.000% (TSFR1M + 3.612%) due 04/07/2027 «~µ(l)		48,593	48,593

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

McAfee LLC
6.644% (TSFR1M + 3.644%) due 03/01/2029 ~		$2,382	$2,123

Mercury Aggregator LP
TBD% due 04/03/2027 «		5,266	0

Motion Finco SARL
7.232% (TSFR3M + 3.732%) due 11/12/2029 ~		6,635	5,676

MPH Acquisition Holdings LLC
8.263% (TSFR3M + 3.663%) due 12/31/2030 ~		21,454	18,945

Newfold Digital Holdings Group, Inc.
7.214% (TSFR1M + 3.612%) due 04/30/2029 ~		40,487	27,500
9.364% (TSFR1M + 3.612%) due 04/30/2029 ~		12,950	10,522

Nscale AS
TBD% - 8.664% (TSFR3M + 3.670%) due 08/23/2032 «~µ		10,829	10,831

Paradigm Parent LLC
8.232% (TSFR3M + 3.732%) due 04/16/2032 ~		33,710	29,033

Peraton Corp.
7.513% (TSFR3M + 3.663%) due 02/01/2028 ~		108,594	98,278
11.516% (TSFR3M + 3.666%) due 02/01/2029 ~		26,239	17,843

Polaris Newco LLC
6.150% (EUR003M + 2.150%) due 06/02/2028 ~	EUR	41,036	40,744
7.925% (TSFR3M + 3.663%) due 06/02/2028 ~		$28,681	24,998
8.980% due 06/02/2028 ~	GBP	4,974	5,600

Poseidon Bidco SASU
7.504% due 03/13/2030	EUR	78,660	26,064

Promotora de Informaciones SA
7.674% (EUR003M + 2.168%) due 12/31/2029 «~		95,600	106,774

Puris LLC
9.422% - 9.482% (TSFR3M + 3.672%) due 06/30/2031 «~		$8,211	7,965

50	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SCUR-Alpha 1503 GmbH
9.163% (TSFR3M + 3.663%) due 04/01/2030 ~		$61,462	$53,680

Softbank Vision Fund II
7.382% (TSFR3M + 3.732%) due 04/25/2029 «~		12,802	13,025

Spruce Bidco II, Inc.
TBD% - 8.461% (TSFR6M + 3.621%) due 01/30/2032 «~µ		1,161	1,161
5.977% (JY0003M + 0.000%) due 01/30/2032 «~	JPY	98,725	612
7.047% (CDOR06 + 0.000%) due 01/30/2032 «~	CAD	923	655
8.413% (TSFR3M + 3.663%) due 01/30/2032 «~		$5,100	5,133

Steenbok Lux Finco 2 SARL
1TBD% due 12/31/2028	EUR	143,292	53,400

Stepstone Group Midco 2 GmbH
6.885% (EUR006M + 2.459%) due 04/26/2032 ~		69,800	65,472
8.176% - 8.179% (TSFR6M + 3.679%) due 12/19/2031 ~		$31,006	25,134

Stormlight
8.370% due 05/13/2030 «~		18,255	18,255

Strategic Gaming Commitment
10.673% (TSFR3M + 3.673%) due 10/15/2030 «~		11,300	12,140

Subcalidora 2
8.041% (EUR003M + 2.291%) due 08/14/2029 «~	EUR	27,536	31,294

Syniverse Holdings, Inc.
10.732% (TSFR3M + 3.732%) due 05/13/2027 ~		$55,004	47,972

Transnet SOC Ltd.
10.658% due 03/02/2028 «~	ZAR	119,450	7,287

U.S. Renal Care, Inc.
8.758% (TSFR1M + 3.644%) due 06/28/2028 ~		$97,388	96,016

Unicorn Bay
13.000% due 12/31/2026 «	HKD	148,072	19,116

Upfield BV
8.980% due 10/31/2030 ~	GBP	37,700	47,907

VEON Amsterdam BV
7.924% (TSFR3M + 3.679%) due 03/25/2027 «~		$14,900	14,881

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Virgin Media Bristol LLC
6.967% (TSFR6M + 3.692%) due 03/31/2031 ~		$36,301	$32,313
6.990% (TSFR1M + 3.633%) due 01/31/2029 ~		6,600	6,341

Virgin Media Investment Holdings Ltd.
6.978% due 08/01/2030 «~	GBP	2,300	2,822

Walgreens - Magnolia
6.000% due 03/06/2030 «		$379	371

Westmoreland Coal Co.
8.000% due 03/15/2029 «		2,548	1,465

WHLN 2024-ACRA-FF1
12.990% due 03/01/2027 «		295	294

WHLN 2024-ACRA-FF2
11.250% due 08/01/2027 «(l)		543	541

WHLN 2024-CV3-FF2
9.250% due 10/01/2027 «+++++(l)		12,678	12,655

WHLN 2025-CV3-PF-FF2
9.150% due 04/01/2027 «++(l)		5,907	5,900

WHLN 2025-CV3-PF-FF3
9.000% due 08/01/2027 «+++(l)		26,669	26,629

WHLN 2025-CV3-PF-FF4
8.625% due 09/01/2027 «+++++++(l)		16,956	16,931

WHLN 2025-CV3-PF-FF5
8.625% due 10/01/2027 «++++(l)		18,582	18,555

WHLN 2025-NVES-PF-FF3
8.625% due 03/01/2027 «++++++++(l)		15,613	15,589

WHLN RTL-PFLX
8.000% due 06/01/2049 «+++++++++(l)		2,826	2,367

WHLN-2024-CV3-FF1
9.750% due 05/01/2027 «+(l)		6,734	6,723

WHLN-2025-CV3-PF-FF1
9.250% due 02/01/2027 «++++++(l)		3,959	3,955

Total Loan Participations and Assignments (Cost $1,981,392)			1,846,176

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	51

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 25.3%

BANKING & FINANCE 5.0%

123 Lights Re Ltd.
14.520% (FHMMUSTF + 11.000%) due 09/14/2031 ~	$700	$737

Alamo Re Ltd.
9.039% (T-BILL 1MO + 5.250%) due 06/07/2029 ~	500	500
11.039% (T-BILL 1MO + 7.250%) due 06/07/2028 ~	900	899
14.289% (T-BILL 1MO + 10.500%) due 06/07/2028 ~	3,250	3,246

Ambac Assurance Corp.
5.100% due 12/31/2099 (k)	239	318

Armor Holdco, Inc.
8.500% due 11/15/2029 (m)	6,400	6,442

Armor RE II Ltd.
8.810% (T-BILL 3MO + 5.000%) due 06/07/2033 ~	300	300
12.050% (BRMMUSDF + 8.500%) due 01/07/2032 ~	500	528
13.750% (BRMMUSDF + 10.200%) due 05/07/2031 ~	300	312
18.560% (T-BILL 3MO + 14.750%) due 06/07/2033 ~	700	697

Bayou Re Ltd.
10.020% (BNMMDTSC + 6.500%) due 05/09/2033 ~	700	698
22.020% (BNMMDTSC + 18.500%) due 04/30/2031 ~	400	431

Blue Ridge Re Ltd.
7.020% (FHMMUSTF + 3.500%) due 01/08/2029 ~	400	400
9.520% (FHMMUSTF + 6.000%) due 01/08/2029 ~	250	251
11.520% (FHMMUSTF + 8.000%) due 01/08/2029 ~	250	247

Bonanza RE Ltd.
3.510% (MSMMUSTF + 0.000%) due 01/08/2027 ~	950	865

Buttonwood RE Ltd.
10.050% (BRMMUSDF + 6.500%) due 05/29/2029 ~	300	300

Cape Lookout Re Ltd.
8.770% (FHMMUSTF + 5.250%) due 03/21/2033 ~	800	792
9.520% (FHMMUSTF + 6.000%) due 03/21/2033 ~	800	799
12.226% (GSMMUSTF + 8.702%) due 04/05/2027 ~(m)	3,600	3,594

Charles River Re Ltd.
11.152% (BNMMDTSC + 7.632%) due 05/10/2031 ~	250	253

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citrus Re Ltd.
9.060% (T-BILL 3MO + 5.250%) due 06/07/2033 ~		$400	$406
10.039% (T-BILL 3MO + 6.250%) due 06/07/2033 ~		300	304

Corestate Capital Holding SA (10.000% Cash or 11.000% PIK)
10.000% due 12/31/2026 (d)	EUR	223	235

Corestate Capital Holding SA (8.000% Cash or 9.000% PIK)
8.000% due 12/31/2028 (d)		1,375	817

Credit Suisse AG AT1 Claim		$200	71

East Lane Re VII Ltd.
12.050% (BRMMUSDF + 8.500%) due 03/31/2032 ~		1,000	1,005

Everglades Re II Ltd.
9.289% (T-BILL 1MO + 5.500%) due 05/22/2033 ~		500	500
10.289% (T-BILL 1MO + 6.500%) due 05/22/2033 ~		750	749
12.039% (T-BILL 1MO + 8.250%) due 05/22/2033 ~		700	699

Fairfax India Holdings Corp.
5.000% due 02/26/2028 (m)		12,400	11,946

Gateway Re Ltd.
5.550% (BRMMUSDF + 2.000%) due 07/06/2029 ~		4,750	4,751

Golden Bear Re Ltd.
13.289% (T-BILL 1MO + 9.500%) due 03/08/2032 ~		1,100	1,109
13.300% (JMMMUSTF + 9.750%) due 01/08/2029 ~		2,450	2,514

Greengrove RE Ltd.
11.270% (BNMMDTSC + 7.750%) due 04/08/2032 ~		650	663

GSG Bidco Ltd.
4.700% due 06/15/2031	EUR	5,800	6,573

Handshake Re Ltd.
8.050% (JMMMUSTF + 4.500%) due 01/08/2030 ~		$250	246

52	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Herbie Re Ltd.
7.760% (MSMMUSTF + 4.250%) due 01/07/2030 ~		$400	$400

Hestia Re Ltd.
3.520% (BNMMDTSC + 0.000%) due 04/16/2027 ~		700	522
3.620% (BNMMDTSC + 0.100%) due 04/22/2029 ~		101	56
10.270% (BNMMDTSC + 6.750%) due 03/13/2032 ~		300	307
11.770% (BNMMDTSC + 8.250%) due 03/13/2032 ~		400	409
13.039% (T-BILL 1MO + 9.250%) due 04/16/2029 ~		300	302

IIFL Finance Ltd.
7.600% due 09/10/2029 (m)		1,800	1,810

Integrity RE III Ltd.
10.520% (FHMMUSTF + 7.000%) due 06/07/2029 ~		250	250
11.520% (FHMMUSTF + 8.000%) due 06/06/2027 ~		300	304
13.270% (FHMMUSTF + 9.750%) due 06/06/2027 ~		300	304
14.520% (FHMMUSTF + 11.000%) due 06/07/2029 ~		300	299
15.770% (FHMMUSTF + 12.250%) due 06/06/2028 ~		600	621
19.770% (FHMMUSTF + 16.250%) due 06/07/2029 ~		400	398
29.020% (FHMMUSTF + 25.500%) due 06/06/2027 ~		600	628

ION Platform Finance SARL
6.500% due 09/30/2030 (m)	EUR	16,100	14,839
6.875% due 09/30/2032 (m)		10,600	9,040
7.875% due 05/01/2029 (m)		14,700	15,203

ION Platform Finance U.S., Inc.
7.875% due 09/30/2032 (m)		$9,475	6,877

ION Platform Finance U.S., Inc./ION Platform Finance SARL
8.750% due 05/01/2029 (m)		7,300	6,521
9.000% due 08/01/2029 (m)		11,100	9,886
9.500% due 05/30/2029 (m)		22,480	20,535

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Locke Tavern Re Ltd.
6.800% (JMMMUSTF + 3.250%) due 04/11/2033 ~		$700	$697
7.800% (JMMMUSTF + 4.250%) due 04/11/2033 ~		600	601

Long Point Re IV Ltd.
7.289% (T-BILL 1MO + 3.500%) due 06/01/2034 ~		1,150	1,150

Longleaf Pine Re Ltd.
21.453% (GSMMUSTI + 17.932%) due 05/27/2031 ~		570	582

Lower Ferry Re Ltd.
6.260% (MSMMUSTF + 2.750%) due 07/08/2033 ~		300	300
6.510% (MSMMUSTF + 3.000%) due 07/08/2033 ~		300	300
7.510% (MSMMUSTF + 4.000%) due 07/08/2033 ~		400	400

Luca RE Ltd.
9.036% (T-BILL 3MO + 5.250%) due 07/09/2032 ~		350	350
10.800% (JMMMUSTF + 7.250%) due 07/22/2031 ~(m)		1,700	1,768

Luminis SA
9.649% (TSFR3M + 5.985%) due 09/15/2038 «~		1,900	2,219

Mountain Re Ltd.
10.770% (BNMMDTSC + 7.250%) due 06/07/2033 ~		400	400

Nature Coast Re Ltd.
11.789% (T-BILL 3MO + 8.000%) due 02/26/2030 ~		850	857
13.271% (GSMMUSTI + 9.750%) due 04/10/2033 ~		300	312

Orange Capital RE DAC
8.103% (EUR003M + 6.000%) due 01/17/2029 ~	EUR	300	357

Palm RE Ltd.
8.550% (BRMMUSDF + 5.000%) due 06/07/2033 ~		$900	913
11.270% (BNMMDTSC + 7.750%) due 06/07/2032 ~		700	715
13.220% (BNMMDTSC + 9.700%) due 06/09/2031 ~		250	258

Polestar Re Ltd.
10.550% (BRMMUSDF + 7.000%) due 01/08/2029 ~		400	401
12.550% (BRMMUSDF + 9.000%) due 01/08/2029 ~		400	404
14.050% (BRMMUSDF + 10.500%) due 01/08/2029 ~		250	251

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	53

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
14.140% (BRMMUSDF + 10.590%) due 01/07/2028 ~		$1,300	$1,355
16.800% (BRMMUSDF + 13.250%) due 01/07/2027 ~		3,500	3,594

Purple Re Ltd.
10.050% (JMMMUSTF + 6.500%) due 06/07/2033 ~		800	800
12.676% (JMMMUSTF + 9.126%) due 06/06/2031 ~		600	616

Quercus II Re DAC
13.324% (EUR003M + 11.000%) due 01/07/2031 ~	EUR	800	927

Quercus Re DAC
10.149% (EUR003M + 8.000%) due 01/06/2031 ~		450	522

Recoletos RE DAC
5.289% (T-BILL 3MO + 1.500%) due 07/06/2032 ~		$600	600

Sabine Re Ltd.
12.040% (BNMMDTSC + 8.520%) due 04/07/2031 ~		400	405

Sanders Re III Ltd.
15.870% (BRMMUSDF + 12.320%) due 04/09/2029 ~		3,332	1,093

Stingray Compute LLC
6.000% due 06/15/2031		700	702

Sutter Re Ltd.
7.289% (T-BILL 3MO + 3.500%) due 06/07/2034 ~		900	900
9.289% (T-BILL 3MO + 5.500%) due 06/07/2034 ~		550	551

Titanium 2l Bondco SARL
6.250% due 01/14/2031 (m)	EUR	40,173	6,721

Torrey Pines Re Ltd.
6.539% (T-BILL 1MO + 2.750%) due 06/07/2033 ~		$300	300
6.789% (T-BILL 1MO + 3.000%) due 06/07/2034 ~		800	805
7.536% (T-BILL 1MO + 3.750%) due 06/07/2034 ~		300	301
9.586% (JMMMUSTF + 6.036%) due 06/07/2032 ~(m)		800	823
9.810% (T-BILL 1MO + 6.000%) due 06/07/2034 ~		250	256
10.656% (JMMMUSTF + 7.106%) due 06/07/2032 ~		500	515

Tremont Re Ltd.
7.786% (T-BILL 1MO + 4.000%) due 03/22/2033 ~		300	299

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC
6.000% due 01/15/2030 (m)		$26,176	$25,592

Ursa Re II Ltd.
8.510% (MSMMUSTF + 5.000%) due 12/07/2029 ~		350	354
11.260% (MSMMUSTF + 7.750%) due 06/07/2028 ~		1,200	1,234

Ursa Re Ltd.
11.021% (GSMMUSTI + 7.500%) due 02/22/2028 ~(m)		1,900	1,962
12.800% (JMMMUSTF + 9.250%) due 12/07/2028 ~(m)		4,200	4,279

Veraison Re Ltd.
7.671% (GSMMUSTI + 4.150%) due 03/08/2034 ~		400	401
8.521% (GSMMUSTI + 5.000%) due 03/08/2033 ~		450	455

Vitality Re XVII Ltd.
7.521% (GSMMUSTI + 4.000%) due 01/08/2031 ~		300	300

Windmill III Re DAC
7.285% (EUR003M + 5.210%) due 07/05/2028 ~	EUR	250	294

Windrose Re Ltd.
8.782% (HSMMUSTF + 5.250%) due 02/11/2033 ~		$400	400

Winston RE Ltd.
8.300% (BRMMUSDF + 4.750%) due 05/04/2033 ~		400	401
8.800% (BRMMUSDF + 5.250%) due 05/04/2033 ~		400	401
9.550% (BRMMUSDF + 6.000%) due 05/04/2033 ~		250	252
10.020% (BNMMDTSC + 6.500%) due 02/21/2028 ~		300	309
13.730% (BNMMDTSC + 10.210%) due 02/26/2031 ~		450	462
15.210% (BNMMDTSC + 11.690%) due 02/26/2031 ~		2,800	2,856

Yardstick RE DAC
4.274% (EUR003M + 1.950%) due 07/08/2034 «~	EUR	500	571

			220,551

54	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 18.8%

Altice France Lux 3/Altice Holdings 1
10.000% due 01/15/2033 (m)		$6,154	$6,060

Altice France SA
9.500% due 11/01/2029 (m)		4,590	4,663

ams-OSRAM AG
7.250% due 05/31/2032 (m)	EUR	18,440	21,745
10.500% due 03/30/2029 (m)		18,532	22,585

Aston Martin Capital Holdings Ltd.
10.000% due 03/31/2029 (m)		$6,176	4,811

Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
8.000% due 02/15/2031 (m)		2,000	2,021

B&G Foods, Inc.
11.000% due 06/15/2031		8,870	8,196

Borr IHC Ltd./Borr Finance LLC
8.750% due 01/15/2032 (m)		2,800	2,737
9.000% due 01/15/2034 (m)		4,400	4,258

Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc.
8.000% due 06/15/2029		15,900	10,335

Central Parent, Inc./CDK Global, Inc.
7.250% due 06/15/2029		11,710	7,611

Charlotte Buyer, Inc.
8.000% due 06/30/2031		500	506

Claritev Corp. (6.000% Cash and 0.750% PIK)
6.750% due 03/31/2031 (d)		8,259	4,873

Cogent Communications Group LLC/Cogent Finance, Inc.
7.000% due 06/15/2027 (m)		18,003	17,890

CoreWeave, Inc.
8.500% due 07/15/2032	EUR	5,500	6,198
9.625% due 07/15/2032		$2,800	2,762

Directv Financing LLC/Directv Financing Co-Obligor, Inc.
9.250% due 06/01/2032 (m)		2,100	2,135

DISH DBS Corp.
5.250% due 12/01/2026 (m)		49,288	48,792
5.750% due 12/01/2028 (m)		53,480	51,851
7.750% due 07/01/2026		33,117	33,117

Dorman Products, Inc.
6.250% due 06/15/2034		300	304

Ecopetrol SA
7.750% due 02/01/2032 (m)		1,400	1,467

Flora Food Management BV
7.500% due 10/31/2030	EUR	3,200	3,649

FMC Corp.
8.000% due 06/01/2031 (m)		$800	833

Gaia Purchaser, Inc.
7.625% due 07/15/2033 (c)		1,000	1,012

Greene King Finance PLC
5.946% (BP0003M + 2.080%) due 03/15/2036 ~	GBP	200	248

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSG Bidco Ltd.
6.375% due 06/15/2051	EUR	5,900	$6,816

Incora Intermediate II LLC (0.500% PIK)
0.500% due 01/31/2030 «(d)		$42,878	42,878

Incora Top Holdco LLC
6.000% due 01/30/2033 «(l)		29,369	46,289

Intralot Capital Luxembourg SA
6.731% due 10/15/2031 •(m)	EUR	2,300	2,656

JetBlue Airways Corp./JetBlue Loyalty LP
9.875% due 09/20/2031 (m)		$11,163	10,126

Motion Finco SARL
7.375% due 06/15/2030 (m)	EUR	29,000	28,914

MPH Acquisition Holdings LLC
5.750% due 12/31/2030 (m)		$32,748	27,344

MPH Acquisition Holdings LLC (6.500% Cash and 5.000% PIK)
11.500% due 12/31/2030 (d)(m)		22,205	22,001

National Collegiate Student Loan Trust
7.228% due 06/01/2045		50	40

National Mentor Holdings, Inc.
10.500% due 12/15/2030 (m)		1,600	1,688

Newfold Digital Holdings Group, Inc.
11.750% due 04/30/2029		19,309	12,191

NPC Ukrenergo
6.875% due 11/09/2028		1,800	1,753

Ocado Group PLC
10.500% due 08/08/2029 (m)	GBP	33,443	46,051
11.000% due 06/15/2030 (m)		6,289	8,810

Petroleos de Venezuela SA
5.375% due 04/12/2027 ^(e)		$440	162
6.000% due 11/15/2026 ^(e)		24,582	9,280
9.750% due 05/17/2035 ^(e)		9,100	4,070

ProFrac Holdings II LLC
10.984% (TSFR3M + 7.250%) due 01/23/2029 ~		10,501	10,068

Road Michigan Property Owner I LLC
7.500% due 03/30/2045 (m)		104,383	104,095

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	55

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Thames Water Super Senior Issuer PLC
9.750% due 10/10/2027 (m)	GBP	3,972	$5,596
9.750% due 10/10/2027		921	1,298

Toll Road Investors Partnership II LP
0.000% due 02/15/2043 (h)		$47,670	17,562

Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		1,811	1,607

Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo U.S. LLC
8.250% due 05/15/2030 (m)	EUR	15,327	16,035
9.500% due 05/15/2030 (m)		$33,116	31,248

U.S. Acute Care Solutions LLC
9.750% due 05/15/2029 (m)		5,715	5,395

U.S. Renal Care, Inc.
10.625% due 06/28/2028		21,341	19,847

Ubisoft Entertainment SA
0.878% due 11/24/2027 (m)	EUR	20,600	20,828

Vale SA
0.000% due 12/29/2049 ~(k)	BRL	313,730	24,392

Viridien
8.500% due 10/15/2030 (m)	EUR	3,888	4,708
10.000% due 10/15/2030 (m)		$3,509	3,730

VistaJet Malta Finance PLC/Vista Management Holding, Inc.
8.750% due 01/15/2032 (m)		900	892

Vmed O2 U.K. Financing I PLC
6.750% due 01/15/2033 (m)		7,614	6,454

Volcan Cia Minera SAA
8.500% due 10/28/2032		4,200	4,353

VZ Secured Financing BV
7.500% due 01/15/2033 (m)		12,475	11,951

			831,787

UTILITIES 1.5%

Altice Holdings 1 SARL
0.000% due 12/31/2099 «	EUR	73	1,121

COX Asset Mexico SA de CV
7.125% due 01/08/2032 (m)		$200	203

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.750% due 05/08/2036 (m)		$600	$614

NGD Holdings BV
9.875% due 12/31/2029		803	787

OI SA
8.500% due 12/31/2028 ^(e)		141,257	1,501
10.000% due 06/30/2027 ^(e)		68,152	33,224

Peru LNG SRL
5.375% due 03/22/2030 (m)		18,385	17,893

Petersen Claim Units
0.000% due 12/31/2099 «(l)		285	1,210

Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC
6.500% due 02/15/2029 (m)		7,411	7,358

			63,911

Total Corporate Bonds & Notes (Cost $1,287,066)			1,116,249

CONVERTIBLE BONDS & NOTES 0.8%

BANKING & FINANCE 0.0%

Corestate Capital Holding SA (8.000% Cash or 9.000% PIK)
8.000% due 12/31/2028 (d)	EUR	815	485

Country Garden Holdings Co. Ltd.
0.000% due 12/31/2031 (h)(l)		$473	33

			518

INDUSTRIALS 0.8%

DISH Network Corp.
3.375% due 08/15/2026		3,300	3,203

Ubisoft Entertainment SA
2.375% due 11/15/2028 (m)	EUR	29,800	33,453

			36,656

Total Convertible Bonds & Notes (Cost $37,674)			37,174

56	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.3%

MICHIGAN 0.3%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	$7,121	$5,827

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (h)	43,500	6,346

		12,173

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	1,200	120

Total Municipal Bonds & Notes (Cost $13,132)		12,293

U.S. GOVERNMENT AGENCIES 2.7%

Federal Home Loan Mortgage Corp. Military Housing Bonds Resecuritization Trust Certificates
0.700% due 11/25/2055 ~(a)(m)	59,555	3,491

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.079% due 11/25/2045 ~(a)	24,637	640

Federal Home Loan Mortgage Corp. REMICS
2.943% due 08/15/2026 •(a)	1	0
3.000% due 02/25/2051 (a)	6,381	1,127
4.500% due 12/25/2050 (a)(m)	3,023	672

Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust
1.948% due 11/25/2057 ~	1,408	532
3.396% due 05/25/2057 ~(m)	34,933	15,259
3.506% due 10/25/2058 ~(m)	7,028	3,151
3.618% due 05/25/2064 ~(m)	7,123	3,438
4.168% due 11/25/2059 ~(m)	24,132	11,555
4.376% due 08/25/2059 ~	2,424	1,163
4.572% due 11/25/2061 ~(a)(m)	19,070	7,586
5.000% due 04/25/2062 ~(m)	6,500	5,902
5.477% due 05/25/2060 ~(m)	21,799	11,893
7.654% due 03/25/2061 ~(m)	2,410	1,445

Federal Home Loan Mortgage Corp. STACR REMICS Trust
11.128% due 10/25/2041 •(m)	20,205	20,584

Federal National Mortgage Association Connecticut Avenue Securities Trust
9.628% due 10/25/2041 •(m)	23,685	24,026

Federal National Mortgage Association REMICS
0.000% due 02/25/2052 •(a)	164,621	1,068

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.500% due 02/25/2036 (a)(m)		$7,312	$283
4.000% due 09/25/2051 (a)(m)		19,977	4,776

Total U.S. Government Agencies (Cost $128,028)			118,591

U.S. TREASURY OBLIGATIONS 0.1%

U.S. Treasury Bonds
4.875% due 08/15/2045 (o)(q)		2,197	2,181

U.S. Treasury Notes
4.125% due 02/15/2036		440	429

Total U.S. Treasury Obligations (Cost $2,710)			2,610

NON-AGENCY MORTGAGE-BACKED SECURITIES 29.2%

1211 Avenue of the Americas Trust
4.280% due 08/10/2035 ~(m)		3,000	2,880

20 Times Square Trust
3.203% due 05/15/2035 ~		1,000	858
3.203% due 05/15/2035 ~(m)		1,500	1,196

280 Park Avenue Mortgage Trust
6.031% due 09/15/2034 •(m)		9,645	9,593
6.739% due 09/15/2034 •(m)		7,233	7,103

Adjustable Rate Mortgage Trust
4.303% due 02/25/2036 •		27	16
4.763% due 10/25/2035 •(m)		1,376	1,268
4.783% due 11/25/2035 •(m)		1,567	1,752
4.913% due 01/25/2035 •(m)		1,233	1,193
5.563% due 02/25/2035 •(m)		4,280	3,603

Alba PLC
0.000% due 12/15/2038 (h)	GBP	0	473
8.866% due 12/15/2038 •		3,491	3,323

Angel Oak Mortgage Trust
0.000% due 04/25/2053 ~(a)		$42,985	185
0.000% due 04/25/2053 ~(a)(m)		37,268	3,328
4.320% due 04/25/2053 ~(m)		5,875	4,607

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	57

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Anthracite Investments Cayman Ltd.
5.678% due 06/20/2041		$6,135	$0

Arima Mortgages PLC
0.000% due 07/28/2056 (a)(m)	GBP	9,500	7,517
0.000% due 07/28/2056 (b)(h)(m)		43,339	53,649
0.000% due 07/28/2056 (b)(h)		1,900	2,352

Ashford Hospitality Trust
6.898% due 04/15/2035 •(m)		$15,356	15,132

Atrium Hotel Portfolio Trust
6.973% due 12/15/2036 •(m)		2,600	2,530

BAMLL Commercial Mortgage Securities Trust
2.627% due 01/15/2032 (m)		11,620	10,742
3.727% due 08/14/2034 ~(m)		6,216	1,266
3.819% due 07/14/2037		1,840	1,798
5.190% due 09/15/2038 •		1,000	961
7.490% due 09/15/2038 •(m)		12,930	11,955

BAMLL Re-REMICS Trust
6.013% due 06/17/2050 ~(m)		3,000	528

Banc of America Funding Trust
0.000% due 10/25/2036 •(m)		17,343	6,449
3.764% due 08/25/2047 ~(m)		1,099	891
3.986% due 02/27/2037 ~(m)		2,405	2,665
6.000% due 07/25/2036 (m)		1,993	1,592

Banc of America Mortgage Trust
5.739% due 06/25/2034 ~		91	77

Bank of America Mortgage Trust
5.750% due 07/20/2032 ~		14	13

BBCCRE Trust
3.966% due 08/10/2033 (m)		5,309	4,963
4.216% due 08/10/2033 (m)		3,000	2,706
4.715% due 08/10/2033 ~(m)		15,960	12,779

BBCMS Mortgage Trust
3.811% due 02/15/2053 ~(m)		6,000	3,848
5.114% due 07/15/2037 •		2,000	1,932
7.473% due 07/15/2037 •(m)		5,300	3,979

BCAP LLC Trust
1.466% due 05/26/2037 ~(m)		2,227	2,191
3.465% due 08/28/2037 ~(m)		11,022	6,924

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 05/26/2037 ~(m)		$5,442	$4,550
6.500% due 06/26/2037 ~		1,962	422
6.698% due 10/25/2036 ~		5,613	1,507

BCP Trust
4.539% due 06/15/2038 •(m)		800	743
7.378% due 06/15/2038 •(m)		4,900	460
8.374% due 06/15/2038 •(m)		7,000	419

Bear Stearns ALT-A Trust
5.100% due 06/25/2034 ~		87	62

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~		6	6

Beast Mortgage Trust
4.790% due 03/15/2036 •(m)		6,700	5,814
8.190% due 03/15/2036 •(m)		3,125	269

Benchmark Mortgage Trust
2.437% due 09/15/2048		5,000	4,296
3.094% due 04/15/2054 ~(m)		7,800	5,045
3.359% due 09/15/2048 ~(m)		6,200	4,036
3.404% due 12/15/2062 ~		1,300	37

BFLD Trust
6.690% due 10/15/2035 •		950	9
7.440% due 10/15/2035 •		7,000	52
7.940% due 10/15/2035 •		5,130	19

BMO Mortgage Trust
3.378% due 02/17/2055 ~(m)		12,569	12,032

Bridgegate Funding PLC
0.000% due 10/16/2062 (h)	GBP	3,705	3,959
0.000% due 05/15/2080 ~(m)		23,633	21,436
5.644% due 05/15/2080 •(m)		11,036	14,681
5.944% due 05/15/2080 •(m)		12,262	16,314
6.944% due 05/15/2080 •(m)		8,584	11,429
7.994% due 05/15/2080 •(m)		4,906	6,514
8.344% due 05/15/2080 •(m)		8,584	11,441

BSST Mortgage Trust
4.926% due 02/15/2037 •(m)		$900	803

BWAY Mortgage Trust
7.590% due 09/15/2036 •(m)		4,654	4,359

58	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.590% due 09/15/2036 •(m)	$6,611	$5,822
9.590% due 09/15/2036 •(m)	3,000	2,451

BX Commercial Mortgage Trust
6.665% due 01/17/2039 •(m)	7,175	7,156

BXP Trust
3.670% due 08/13/2037 ~	4,700	4,198

CD Mortgage Trust
5.688% due 10/15/2048	177	166

Chase Mortgage Finance Trust
4.350% due 03/25/2037 ~	28	27

Chevy Chase Funding LLC Mortgage-Backed Certificates
4.133% due 01/25/2036 •(m)	2,725	2,046

CHL Mortgage Pass-Through Trust
4.463% due 05/25/2035 •(m)	3,705	3,012
4.614% due 09/20/2036 ~	46	41

Citigroup Commercial Mortgage Trust
3.917% due 12/15/2072 ~(m)	15,050	6,700

Citigroup Mortgage Loan Trust, Inc.
4.113% due 11/25/2036 •(m)	3,442	2,788
4.250% due 02/25/2054 ~(m)	12,984	12,262
4.755% due 11/25/2036 ~	421	274
5.666% due 08/25/2035 ~(m)	2,417	2,258
6.000% due 08/25/2035 (m)	2,950	2,639

City of Port Huron Water Supply System Revenue
7.750% due 11/01/2045 «(l)	118,475	117,922

CLNY Trust
6.004% due 11/15/2038 •(m)	1,600	1,534
6.700% due 11/15/2038 •(m)	5,500	5,179
7.396% due 11/15/2038 •(m)	12,700	10,853

COMM Mortgage Trust
1.595% due 10/10/2048 ~(a)(m)	28,636	1
2.819% due 01/10/2039 (m)	1,500	1,468
9.740% due 12/15/2038 •(m)	5,260	4,947

Countrywide Alternative Loan Trust
4.143% due 07/25/2046 •(m)	253	289
4.183% due 05/25/2047 •(m)	2,306	1,526
4.243% due 12/25/2046 •	152	102
4.534% due 12/20/2035 •	336	400
8.103% due 02/25/2035 ~	162	129

Credit Suisse First Boston Mortgage Securities Corp.
4.714% due 12/25/2033 ~	469	441
4.981% due 07/15/2037 ~	10	9

CSFB Mortgage-Backed Pass-Through Certificates
7.500% due 10/25/2032	340	248

CSMC Mortgage-Backed Trust
5.733% due 01/15/2049 ~(m)	8,570	4,100
5.733% due 01/15/2049 ~	2,500	131
6.500% due 07/25/2036	488	88

CSMC Trust
3.837% due 10/27/2036 •(m)	11,298	7,522

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.904% due 11/10/2032 ~(m)		$4,900	$360
3.989% due 12/27/2036 •		2,024	483
4.191% due 11/27/2037 ~(m)		3,274	3,164
5.140% due 07/15/2038 •		6,010	5,018
6.994% due 07/15/2032 •(m)		10,000	9,945
7.419% due 06/27/2037 ~(m)		1,156	1,012
8.044% due 07/15/2032 •(m)		22,329	21,916
9.044% due 07/15/2032 •(m)		3,800	3,666

CSWF Corp.
4.807% due 06/15/2034 •		671	670

DBGS Mortgage Trust
4.334% due 04/10/2037 ~(m)		21,777	16,670

Deutsche Mortgage Securities, Inc. Re-REMICS Trust Certificates
4.091% due 09/28/2036 ~(m)		3,045	2,224

DOLP Trust
3.704% due 05/10/2041 ~(m)		15,950	12,814

Eurosail-U.K. PLC
3.241% due 03/13/2045 •	EUR	250	252
4.166% due 06/13/2045 •(m)	GBP	1,792	2,310
5.216% due 06/13/2045 •(m)		5,421	6,193
7.366% (BP0003M + 3.500%) due 06/13/2045 ~(m)		1,525	1,521
7.866% due 06/13/2045 •(m)		1,781	1,980

FIAC
0.000% due 06/25/2039 «		1,000	0

First Citizens Loan Trust
1.922% due 05/27/2053 «		$24,100	1,399
6.726% due 05/27/2053 «		1,000	950

Fremont Home Loan Trust
5.863% due 01/25/2034 •(m)		1,883	1,664

GC Pastor Hipotecario 5 FTA
2.556% due 06/21/2046 •(m)	EUR	1,933	2,063

GMAC Commercial Mortgage Asset Corp.
5.550% due 08/10/2038 (m)		$681	661

Great Hall Mortgages PLC
0.000% due 06/25/2039 «	GBP	1,000	10,702

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	59

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GreenPoint Mortgage Funding Trust
4.303% due 10/25/2045 •(m)		$15,985	$10,454

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		5,567	4,989

GS Mortgage-Backed Securities Corp. Trust
0.000% due 12/25/2060 ~		77	73
0.000% due 12/25/2060 ~(a)(m)		87,223	2,832
0.165% due 12/25/2060 ~(a)		74,787	598
3.911% due 12/25/2060 ~(m)		20,531	13,888

GS Mortgage-Backed Securities Trust
0.000% due 07/25/2059 ~(a)		70,056	763
2.499% due 11/25/2061 ~(a)(m)		192,826	9,011
3.736% due 07/25/2059 ~(m)		6,871	4,653
7.531% due 11/25/2061 ~(m)		3,164	2,760

GSMSC Resecuritization Trust
2.962% due 09/26/2037 ~(m)		37,765	13,842

HarborView Mortgage Loan Trust
4.234% due 12/19/2036 •(m)		1,986	1,984
4.414% due 03/19/2035 •(m)		1,226	1,270

Harvest Funding PLC
0.000% due 11/15/2069 (h)	GBP	18,228	0
5.743% due 11/15/2069 •(m)		10,914	13,857
6.743% due 11/15/2069 •(m)		10,914	13,455
7.993% due 11/15/2069 •(m)		18,190	19,370

Hilton USA Trust
2.828% due 11/05/2035 (m)		$1,000	834
3.323% due 11/05/2035 (m)		2,500	1,213
5.519% due 11/05/2035		3,000	7
6.155% due 11/05/2035		1,250	1

HSI Asset Loan Obligation Trust
6.500% due 06/25/2037 (m)		6,303	2,228

Impac CMB Trust
4.043% due 11/25/2035 •		750	686
4.283% due 11/25/2035 •(m)		6,731	6,196

JP Morgan Alternative Loan Trust
4.183% due 03/25/2037 •(m)		4,203	3,625
4.638% due 12/25/2036 ~(m)		9,244	7,688

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Chase Commercial Mortgage Securities Trust
3.990% due 12/05/2038 ~(m)		$5,740	$1,055
3.990% due 12/05/2038 ~		3,858	553
5.040% due 03/15/2036 •(m)		5,800	5,457
5.240% due 09/15/2029 •(m)		648	636
6.013% due 06/15/2049 ~(m)		14,793	2,601
6.489% due 12/15/2036 •		4,240	11
6.923% due 02/15/2035 •(m)		17,361	16,431
7.380% due 06/15/2038 •(m)		5,000	3,134
7.923% due 02/15/2035 •(m)		7,734	6,724

JP Morgan Mortgage Trust
5.219% due 06/25/2036 ~		6	4

JP Morgan Resecuritization Trust
0.000% due 05/26/2036 ~(a)(m)		7,258	1,328

KeyCorp Student Loan Trust
0.000% due 01/01/2050 «		400	22,105

KREST Commercial Mortgage Securities Trust
3.024% due 11/05/2044 ~(m)		22,339	14,694

Lehman XS Trust
4.123% due 11/25/2035 •		175	165

Ludgate Funding PLC
0.000% due 12/01/2060 «~	GBP	750,000	481

Mansard Mortgages PLC
7.366% due 10/15/2048 •(m)		1,913	2,441

MASTR Adjustable Rate Mortgages Trust
4.350% due 04/25/2035 ~		$669	490

Merrill Lynch Mortgage Investors Trust
4.498% due 07/25/2029 •		150	136
5.113% due 07/25/2029 •		5	3

MFT Mortgage Trust
3.593% due 02/10/2042 ~(m)		4,500	3,317

Morgan Stanley Capital I Trust
3.912% due 09/09/2032 (m)		12,000	11,294
4.523% due 08/15/2033 •(m)		6,331	5,208
5.240% due 05/15/2036 •(m)		4,500	405
5.623% due 06/15/2035 •		1,200	129
7.073% due 11/15/2034 •(m)		12,894	12,911

60	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
5.788% due 07/25/2034 •		$41	$41

Morgan Stanley Resecuritization Trust
3.992% due 06/26/2046 ~(m)		9,182	8,450

Morgan Stanley Residential Mortgage Loan Trust
0.325% due 01/25/2070 ~(a)(m)		84,467	336
1.358% due 01/25/2070 ~(a)(m)		84,467	2,666
7.082% due 01/25/2070 ~(m)		3,262	3,189

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		12	11

Mortgage Funding PLC
7.066% due 03/13/2046 •(m)	GBP	1,700	2,262

MRCD Mortgage Trust
2.718% due 12/15/2036 (m)		$11,000	5,341
4.250% due 12/15/2036 ~(m)		1,700	225
4.250% due 12/15/2036		3,125	1,360

MSDB Trust
3.427% due 07/11/2039 ~(m)		3,500	3,386

MSSG Trust
3.865% due 09/13/2039 ~(m)		8,006	7,208

Natixis Commercial Mortgage Securities Trust
4.193% due 04/10/2037 ~(m)		4,000	2,813
8.818% due 03/15/2035 •(m)		1,601	1,606

New Residential Mortgage Loan Trust
0.250% due 01/25/2065 ~(a)		226,479	1,567
0.250% due 12/25/2065 ~(a)		269,783	1,325
0.277% due 11/25/2065 ~(a)		267,708	1,232
1.226% due 01/25/2065 ~(a)(m)		226,479	5,623
1.606% due 11/25/2065 ~(a)(m)		267,708	8,748
1.664% due 12/25/2065 ~(a)(m)		269,783	9,713
3.964% due 07/25/2059 ~(m)		12,875	10,298
6.566% due 12/25/2065 ~(m)		4,232	3,816
6.587% due 11/25/2065 ~(m)		3,870	3,556
7.007% due 01/25/2065 ~(m)		10,971	10,304

Nomura Resecuritization Trust
3.268% due 10/26/2036 •(m)		6,363	5,729

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.668% due 07/26/2035 ~		$217	$194

Project Cashmere
0.000% due 12/30/2057 «(c)	AUD	34,695	23,948
7.563% due 12/30/2057 «(c)		13,678	9,449
8.643% due 12/30/2057 «(c)		15,434	10,628

RALI Trust
6.000% due 01/25/2037		$104	86

RBSSP Resecuritization Trust
4.469% due 10/26/2037 •(m)		2,306	1,108

Residential Asset Securitization Trust
5.750% due 03/25/2037		1,772	503

Seasoned Credit Risk Transfer Trust
5.000% due 06/25/2065 ~(m)		4,900	3,980

Seasoned Loans Structured Transaction Trust
9.011% due 04/25/2061 ~(m)		49,718	48,477

Sequoia Mortgage Trust
4.729% due 07/20/2033 •		23	22
5.209% due 12/20/2032 •		102	66

SFO Commercial Mortgage Trust
6.889% due 05/15/2038 •(m)		10,000	9,985

SG Residential Mortgage Trust
0.000% due 05/25/2065 ~(a)(m)		50,813	1,395
0.375% due 05/25/2065 ~(a)(m)		25,425	241
5.286% due 05/25/2065 ~(m)		5,143	3,864

SMRT Commercial Mortgage Trust
6.976% due 01/15/2039 •(m)		5,442	5,424

Soho Trust
2.786% due 08/10/2038 ~(m)		13,626	11,247

Starwood Mortgage Residential Trust
3.935% due 11/25/2066 ~(m)		800	605

Starwood Mortgage Trust
6.890% due 04/15/2034 •(m)		4,208	4,183
7.890% due 04/15/2034 •(m)		6,612	6,616

Stratton Mortgage Funding PLC
0.000% due 06/28/2050 (b)(h)(m)	GBP	5,663	6,219
0.000% due 06/28/2050 (h)(m)		0	505
0.000% due 06/20/2060 (b)(h)(m)		6,241	7,290

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	61

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 06/20/2060 (h)(m)	GBP	0	$3,566
7.746% due 06/20/2060 •(m)		624	943
8.746% due 06/20/2060 •(m)		624	968

Structured Adjustable Rate Mortgage Loan Trust
4.293% due 12/25/2034 •(m)		$1,701	1,330
4.413% due 10/25/2035 •(m)		3,527	3,491

Structured Asset Mortgage Investments II Trust
4.183% due 09/25/2047 •(m)		1,278	1,194

TBW Mortgage-Backed Trust
6.830% due 09/25/2036 þ(m)		4,048	1,650

TDA 27 FTA
2.325% due 12/28/2050 •(m)	EUR	9,846	9,896

TDA 28 FTA
2.363% due 10/28/2050 •(m)		20,788	13,049

Verus Securitization Trust
0.000% due 10/25/2066 ~(a)(m)		$141,495	13,973
0.000% due 02/25/2067 ~(a)		310,292	457
0.180% due 02/25/2067 ~(a)(m)		310,292	2,680
0.430% due 10/25/2063 ~(a)(m)		92,559	1,000
0.430% due 10/25/2066 ~(a)		141,495	3,025
4.248% due 02/25/2067 ~(m)		10,787	7,182
4.414% due 10/25/2066 ~(m)		5,345	3,488
5.096% due 10/25/2063 ~(a)(m)		92,559	8,071
6.000% due 10/25/2063 ~(m)		8,976	8,594
7.793% due 06/25/2069 ~(m)		1,000	1,006

WaMu Mortgage Pass-Through Certificates Trust
4.514% due 05/25/2047 •(m)		468	590
4.663% due 04/25/2045 •(m)		10,174	8,645
4.768% due 07/25/2045 •(m)		5,027	4,168
4.792% due 08/25/2046 •(m)		6,205	5,075
4.871% due 05/25/2035 ~		404	349

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Commercial Mortgage Trust
0.487% due 12/15/2039 ~(a)(m)	$316,598	$2,693
3.569% due 12/15/2039 ~(m)	7,935	6,466
3.874% due 06/15/2036 ~	6,000	5,197
5.092% due 12/15/2039 ~(m)	11,535	10,223

Wells Fargo Mortgage-Backed Securities Trust
6.247% due 08/25/2035 ~(m)	823	676

Worldwide Plaza Trust
3.526% due 11/10/2036 (m)	10,000	8,247
3.715% due 11/10/2036 ~(m)	17,000	517
3.715% due 11/10/2036 ~	2,465	13

Total Non-Agency Mortgage-Backed Securities (Cost $1,424,008)		1,291,149

ASSET-BACKED SECURITIES 19.2%

AUTOMOBILE ABS OTHER 0.1%

Ally Bank Auto Credit-Linked Notes
6.678% due 09/15/2032	265	267
11.395% due 09/15/2032	398	403

Carvana Auto Receivables Trust
0.000% due 09/12/2028 (h)	12	752

Exeter Automobile Receivables Trust
0.000% due 12/15/2033 (h)	17	686

Flagship Credit Auto Trust
0.000% due 12/15/2027 «(h)	20	819
0.000% due 12/15/2028 «(h)	8	14

SBNA Auto Receivables Trust
8.710% due 06/15/2033	1,600	1,588

		4,529

AUTOMOBILE SEQUENTIAL 0.4%

CPS Auto Securitization Trust
11.000% due 06/16/2032 «(m)	15,461	15,538

CMBS OTHER 0.0%

LNR CDO III Ltd.
4.047% due 02/28/2043 •	2,058	0

62	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

N-Star REL CDO VIII Ltd.
4.181% due 02/01/2041 •	$581	$0

		0

HOME EQUITY OTHER 12.9%

ABFC Trust
4.708% due 07/25/2034 •(m)	28	29
4.738% due 06/25/2035 •(m)	830	799
4.813% due 03/25/2035 •(m)	6,466	5,794
4.933% due 03/25/2035 •	122	97

Accredited Mortgage Loan Trust
4.053% due 02/25/2037 •(m)	5,235	4,638
6.000% due 10/25/2034 þ(m)	1,863	1,677

ACE Securities Corp. Home Equity Loan Trust
4.408% due 12/25/2035 •(m)	3,089	2,527
4.723% due 08/25/2035 •(m)	3,640	3,097
4.753% due 05/25/2035 •(m)	300	248
5.038% due 02/25/2035 •(m)	14,457	10,740
6.688% due 06/25/2034 •(m)	1,024	886
7.138% due 04/25/2034 •	102	86
9.013% due 04/25/2034 •	33	28

Aegis Asset-Backed Securities Trust
4.483% due 08/25/2035 •	8	8
4.723% due 08/25/2035 •	700	131
4.738% due 06/25/2035 •	800	265
5.463% due 03/25/2035 •(m)	5,100	1,147

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
6.913% due 09/25/2034 •	638	572

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
4.678% due 09/25/2035 •(m)	273	274
4.708% due 11/25/2035 •(m)	400	354
4.708% due 01/25/2036 •(m)	1,100	1,038
4.738% due 05/25/2035 •(m)	136	134
4.783% due 01/25/2036 •(m)	1,100	983

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
4.453% due 01/25/2036 •(m)	333	364
4.523% due 02/25/2036 •	163	133
4.558% due 10/25/2035 •(m)	38,367	36,616
5.563% due 11/25/2034 •(m)	1,888	1,811

Asset-Backed Securities Corp. Home Equity Loan Trust
4.663% due 11/25/2035 •(m)	700	683
4.768% due 04/25/2035 •	5	6
4.783% due 05/25/2035 •(m)	153	152
4.843% due 04/25/2035 •(m)	200	184
5.338% due 10/25/2034 •	29	30

Bear Stearns Asset-Backed Securities I Trust
4.080% due 09/25/2034 •(m)	4,863	3,937
4.163% due 08/25/2035 •(m)	4,688	4,788
4.783% due 04/25/2035 •(m)	277	276

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.843% due 12/25/2035 •(m)	$799	$810
5.488% due 08/25/2034 •	11	11
5.563% due 07/25/2034 •	64	73
5.621% due 12/25/2034 •	393	525

Bear Stearns Asset-Backed Securities Trust
4.738% due 08/25/2036 •(m)	3,945	3,558

CDC Mortgage Capital Trust
6.313% due 06/25/2034 •(m)	659	664

CHEC Loan Trust
4.763% due 07/25/2034 •	44	44

Citicorp Residential Mortgage Trust
4.318% due 11/25/2036 þ(m)	5,617	5,329
4.331% due 07/25/2036 þ	76	75

Citigroup Mortgage Loan Trust, Inc.
4.738% due 10/25/2035 •(m)	677	500

Countrywide Asset-Backed Certificates
4.753% due 05/25/2035 •	27	27
4.858% due 05/25/2035 •	136	134

Countrywide Asset-Backed Certificates Trust
4.063% due 06/25/2047 •(m)	26,400	20,994
4.138% due 06/25/2047 •(m)	28,076	25,388
4.393% due 06/25/2036 •(m)	4,416	4,145
4.423% due 06/25/2036 •(m)	2,337	2,265
4.552% due 05/25/2036 •	252	209
4.723% due 02/25/2036 •(m)	2,390	2,128
4.873% due 08/25/2035 •(m)	77	77
5.023% due 01/25/2036 •(m)	3,677	3,371
5.638% due 10/25/2035 •(m)	12,295	10,505
5.863% due 08/25/2035 •(m)	3,504	2,943
8.263% due 08/25/2033 •	217	338

Credit Suisse First Boston Mortgage Securities Corp.
5.850% due 05/25/2035 þ(m)	978	617

Credit-Based Asset Servicing & Securitization LLC
4.813% due 07/25/2036 •(m)	533	658
6.283% due 12/25/2036 þ(m)	1,600	1,594
6.767% due 05/25/2035 þ(m)	1,055	834

Delta Funding Home Equity Loan Trust
8.100% due 01/15/2030 þ(m)	1,002	651

Encore Credit Receivables Trust
4.498% due 07/25/2035 •	79	75
4.738% due 11/25/2035 •(m)	13,945	12,765
4.813% due 07/25/2035 •	233	209

FBR Securitization Trust
4.693% due 09/25/2035 •(m)	1,800	1,641
4.738% due 11/25/2035 •(m)	1,000	625

First NLC Trust
2.672% due 05/25/2035 •(m)	3,184	2,158

Fremont Home Loan Trust
4.243% due 02/25/2036 •(m)	10,761	7,956
4.438% due 01/25/2036 •(m)	1,300	1,119
4.723% due 04/25/2035 •(m)	1,200	1,067
4.828% due 06/25/2035 •(m)	106	105
6.763% due 05/25/2034 •	24	22

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	63

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAMP Trust
4.183% due 05/25/2046 •(m)	$28,387	$25,537
4.213% due 06/25/2036 •(m)	7,435	6,501
4.213% due 08/25/2036 •(m)	7,809	6,532
4.423% due 12/25/2035 •(m)	6,874	5,306
4.438% due 12/25/2035 •(m)	20,243	17,869
4.543% due 09/25/2035 •(m)	4,884	4,349
5.113% due 07/25/2045 •(m)	1,285	1,090
5.638% due 03/25/2034 •(m)	1,999	1,737
6.388% due 12/25/2034 •(m)	9,472	7,477

Home Equity Asset Trust
4.243% due 08/25/2036 •(m)	30,312	31,047

Home Equity Mortgage Loan Asset-Backed Trust
4.468% due 03/25/2036 •	302	243

HSI Asset Securitization Corp. Trust
4.573% due 01/25/2036 •(m)	24,675	18,663

JP Morgan Mortgage Acquisition Trust
4.213% due 05/25/2036 •(m)	4,685	4,767
4.319% due 11/25/2036 þ(m)	2,258	3,113

Long Beach Mortgage Loan Trust
4.888% due 06/25/2035 •(m)	15,032	14,490
4.913% due 09/25/2034 •	182	185
5.638% due 04/25/2035 •(m)	4,361	3,676
5.713% due 09/25/2034 •	64	68
8.263% due 10/25/2034 •(m)	1,050	946

MASTR Asset-Backed Securities Trust
4.378% due 01/25/2036 •(m)	9,159	8,357
4.663% due 10/25/2035 •(m)	400	361
4.738% due 05/25/2035 •	6	7
4.768% due 03/25/2035 •	306	309
4.783% due 03/25/2035 •	208	169
4.813% due 05/25/2035 •(m)	400	399
4.843% due 03/25/2035 •	479	474
9.613% due 12/25/2032 •	444	355

Merrill Lynch Mortgage Investors Trust
4.633% due 05/25/2036 •(m)	4,234	3,686
4.708% due 02/25/2036 •	138	138
4.798% due 02/25/2036 •	80	79
4.888% due 08/25/2036 •(m)	1,489	2,267
5.608% due 01/25/2035 •	44	43
5.908% due 04/25/2035 •(m)	636	631
6.688% due 01/25/2035 •	272	246

Morgan Stanley ABS Capital I, Inc. Trust
3.833% due 10/25/2036 •	189	98
4.468% due 11/25/2035 •(m)	5,825	5,118
4.798% due 03/25/2035 •(m)	253	231
4.828% due 03/25/2035 •(m)	8,772	7,684
4.858% due 01/25/2035 •(m)	261	233
5.488% due 07/25/2034 •	9	14
5.563% due 07/25/2034 •	15	14
5.563% due 06/25/2035 •(m)	6,275	5,926
9.013% due 07/25/2034 •	550	550
9.388% due 09/25/2033 •(m)	1,543	1,625

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Capital I, Inc. Trust
4.318% due 01/25/2036 •(m)	$3,698	$3,171

Morgan Stanley Home Equity Loan Trust
4.828% due 05/25/2035 •(m)	5,603	5,583

New Century Home Equity Loan Trust
4.408% due 12/25/2035 •(m)	271	262
4.438% due 12/25/2035 •(m)	573	520
4.543% due 03/25/2035 •(m)	148	148
4.708% due 06/25/2035 •(m)	71	77
4.738% due 06/25/2035 •(m)	291	288
4.783% due 06/25/2035 •(m)	366	384
4.888% due 03/25/2035 •(m)	222	219

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
4.378% due 11/25/2035 •(m)	10,792	7,981
4.678% due 05/25/2035 •(m)	525	424
4.843% due 09/25/2035 •(m)	3,000	2,665

NovaStar Mortgage Funding Trust
4.648% due 01/25/2036 •(m)	4,500	3,878

Option One Mortgage Loan Trust Asset-Backed Certificates
4.663% due 11/25/2035 •(m)	6,413	5,554

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
4.678% due 09/25/2035 •(m)	19,273	15,169
4.738% due 07/25/2035 •(m)	400	352
5.233% due 01/25/2035 •(m)	1,730	1,471
5.863% due 12/25/2034 •(m)	17,531	14,814

People’s Choice Home Loan Securities Trust
4.738% due 05/25/2035 •(m)	200	147

Popular ABS Mortgage Pass-Through Trust
4.228% due 11/25/2036 •(m)	8,449	7,610

Residential Asset Mortgage Products Trust
4.303% due 03/25/2036 •(m)	14,549	11,762

Residential Asset Securities Corporation Trust
4.708% due 12/25/2035 •(m)	484	399

SG Mortgage Securities Trust
4.123% due 02/25/2036 •(m)	4,203	2,048

Soundview Home Equity Loan Trust
5.563% due 03/25/2030 •	18	22

Soundview Home Loan Trust
4.138% due 10/25/2036 •(m)	21,935	22,538
4.228% due 06/25/2036 •(m)	10,025	9,051
4.738% due 11/25/2035 •(m)	383	378

Structured Asset Investment Loan Trust
4.263% due 06/25/2036 •(m)	15,000	6,438
4.513% due 10/25/2035 •(m)	21,423	18,439
4.738% due 06/25/2035 •(m)	8,062	7,365

Structured Asset Securities Corp.
4.963% due 02/25/2035 •	414	415

Structured Asset Securities Corp. Mortgage Loan Trust
4.108% due 02/25/2037 •(m)	17,037	14,672

64	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Terwin Mortgage Trust
4.104% due 07/25/2036 þ	$439	$337
4.303% due 07/25/2037 •(m)	11,301	10,791

Wells Fargo Home Equity Asset-Backed Securities Trust
6.313% due 11/25/2035 •	250	244

		568,967

MANUFACTURING HOUSE ABS OTHER 0.0%

Conseco Finance Securitizations Corp.
7.150% due 05/01/2033 ~	1,398	1,433

GreenPoint Manufactured Housing
9.230% due 12/15/2029 ~	65	65

		1,498

MANUFACTURING HOUSE SEQUENTIAL 0.1%

BCMSC Trust
7.850% due 12/15/2029 ~	4,066	192

Conseco Finance Securitizations Corp.
8.260% due 12/01/2030 ~(m)	15,419	2,259
8.850% due 12/01/2030 ~(m)	19,044	1,994

		4,445

WHOLE LOAN COLLATERAL 0.5%

Citigroup Mortgage Loan Trust, Inc.
6.030% due 11/25/2034 þ(m)	4,094	3,651

First Franklin Mortgage Loan Trust
4.813% due 03/25/2035 •(m)	566	554

GSAMP Trust
5.488% due 08/25/2034 •	445	461

Lehman XS Trust
4.513% due 08/25/2035 •(m)	7,097	7,232

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
4.813% due 04/25/2035 •(m)	64	64

Pretium Mortgage Credit Partners LLC
5.770% due 07/25/2056 þ(c)	1,000	1,003

PRPM LLC
6.299% due 06/25/2031 þ	5,300	5,311

Securitized Asset-Backed Receivables LLC Trust
4.738% due 12/25/2034 •(m)	1,276	1,144
4.738% due 04/25/2035 •(m)	769	692
5.563% due 03/25/2035 •	2,532	1,674

		21,786

OTHER ABS 5.2%

ABSLT DE LLC
12.103% due 05/20/2033 «	31,400	31,378

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Acacia CDO 5 Ltd.
7.600% due 11/08/2039 •(m)		$27,882	$5,846

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ(m)		2,814	2,780

Anchorage Credit Funding 13 Ltd.
17.149% due 07/27/2039 ~(m)		8,500	5,790

Avoca CLO XIII DAC
0.000% due 04/15/2034 ~	EUR	2,250	869

Barings Infrastructure CLO Ltd.
9.402% due 07/20/2039		$1,400	1,400

Belle Haven ABS CDO Ltd.
7.000% due 07/05/2046 •		96,561	201

C-BASS CBO XIII Ltd.
7.020% due 03/17/2040 •		51,642	483

C-BASS CBO XVI Corp.
7.000% due 09/06/2041 •		21,238	96

C-BASS CBO XVIII Ltd.
5.538% due 03/13/2047 «		31,297	2

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		2,900	31

Cedar Funding IX CLO Ltd.
0.000% due 07/20/2037 ~(m)		12,000	2,753

College Avenue Student Loans Trust
0.000% due 06/25/2054 «(h)(m)		22	12,363
8.660% due 06/25/2054 (m)		3,989	4,169

Coronado CDO Ltd.
5.419% due 09/04/2038 •(m)		1,560	427
6.000% due 09/04/2038 (m)		223	73

Deutsche Bank AG
10.883% due 01/21/2035 «•		10,100	10,190

Deutsche Mortgage & Asset Receiving Corp. Re-securitization Trust
0.000% due 12/26/2035 (h)(m)		1,343	939

Eaton Vance CLO Ltd.
0.000% due 10/15/2038 ~(m)		38,315	9,784

ECAF I Ltd.
3.473% due 06/15/2040 (m)		1,160	1,052

GreenSky Home Improvement Issuer Trust
8.750% due 10/27/2059		387	400

Hout Bay Corp.
4.716% due 07/05/2041 •		13,905	2,064
4.916% due 07/05/2041 •		8,111	10
5.046% due 07/05/2041 ^•(e)		3,290	0

KeyCorp Student Loan Trust
0.000% due 01/01/2050 «		200	8,262

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	65

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Knollwood CDO Ltd.
7.200% due 01/10/2039 •(m)		$8,051	$2,701

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042 (m)		2,161	2,311

Lakeside CDO II Ltd./Lakeside CDO II, Inc.
4.772% due 01/03/2040 •(m)		14,637	3,259
4.772% due 01/04/2040 •(m)		19,584	4,360

LendingPoint Pass-Through Trust
0.000% due 03/15/2028 (h)		2,300	92
0.000% due 04/15/2028 «(h)		2,900	190

Man GLG Euro CLO I DAC
0.000% due 10/15/2030 ~	EUR	1,431	2

Margate Funding Ltd.
7.080% due 12/04/2044 •(m)		$30,325	4,734
7.350% due 12/04/2044 ^•(e)		29,618	0

Marlette Funding Trust
0.000% due 07/16/2029 «(h)		4	0
0.000% due 03/15/2030 «(h)		11	1

Mercury CDO Ltd.
4.768% due 12/08/2040 •(m)		5,551	4,871

MKP CBO IV Ltd.
7.250% due 07/12/2040 •(m)		43,784	12,679

National Collegiate II Commutation Trust
3.748% due 06/01/2045		22,875	528

Pagaya AI Debt Grantor Trust
0.000% due 04/15/2032 «~		700	225
5.823% due 04/15/2032 «		441	441
6.261% due 04/15/2032 «		470	469
10.273% due 04/15/2032 «(m)		580	562

Palisades CDO Ltd.
5.650% due 07/22/2039 (m)		1,952	447
7.700% due 07/22/2039 •(m)		20,889	6,607

Putnam Structured Product Funding Ltd.
5.140% due 10/15/2038 •(m)		2,350	1,226

RCKT Trust
7.830% due 11/27/2034 (m)		1,600	1,368

Rockford Tower CLO Ltd.
0.000% due 01/20/2032 «		8,300	47
0.000% due 01/20/2036 «~(m)		8,300	4,187

RR 7 Ltd.
12.000% due 01/15/2120 ~(m)		5,000	1,114

Sierra Madre Funding Ltd.
4.108% due 09/07/2039 •(m)		7,898	4,079
4.368% due 09/07/2039 •(m)		16,000	4,710
4.608% due 09/07/2039 •		10,400	2,648

SMB Private Education Loan Trust
0.000% due 09/15/2045 «(h)		15	309
0.000% due 09/18/2046 «(h)		10	2,506

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 10/15/2048 «(h)		$15	$3,780
0.000% due 09/15/2054 (h)(m)		12,561	13,809
0.000% due 02/16/2055 «(h)		8	6,833

Solstice ABS CBO Ltd.
8.300% due 03/15/2039 •(m)		8,662	2,191

South Coast Funding V Ltd.
4.965% due 08/06/2039 •(m)		24,341	7,110
7.165% due 08/06/2039 ^•(e)		40,756	4

Start II Ltd.
4.089% due 03/15/2044 (m)		1,080	1,083

Summer Street Ltd.
4.164% due 12/06/2045 •		45,954	9,029

Upstart Securitization Trust
7.410% due 09/20/2035 (m)		18,950	19,278

			231,152

Total Asset-Backed Securities (Cost $1,042,236)			847,915

SOVEREIGN ISSUES 7.1%

Argentina Bonar Bonds
0.750% due 07/09/2030 þ(m)		970	603
4.125% due 07/09/2035 þ(m)		1,209	907

Argentina Republic Government International Bonds
1.000% due 07/09/2029 (m)		664	606

Colombia TES
1.000% due 08/22/2029	COP	631,100	179
1.000% due 03/26/2031		849,300	205
1.000% due 11/28/2040		600	0
6.500% due 01/22/2031 (j)		663,574	193
7.250% due 10/18/2034		7,460,100	1,655
7.250% due 10/26/2050		23,000,000	4,303
9.250% due 05/28/2042		436,000	104
11.000% due 08/22/2029		9,846,300	2,796

66	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
11.500% due 07/25/2046	COP	86,919,800	$24,670
11.750% due 01/24/2035		220,179,900	63,272
12.000% due 03/13/2058		25,264,800	7,308
12.500% due 02/27/2030		110,233,100	32,456
12.750% due 11/28/2040		62,738,100	19,150
13.250% due 02/09/2033		8,281,700	2,557

Costa Rica Government International Bonds
5.950% due 04/27/2033 (m)	EUR	1,100	1,341

Dominican Republic International Bonds
10.500% due 03/15/2037 (m)	DOP	1,450,200	25,840

DRC International Bonds
8.750% due 04/16/2032		$5,900	6,115
9.500% due 04/16/2037		600	629

Egypt Government Bonds
19.698% due 10/14/2030	EGP	3,742,200	72,603

Ghana Government International Bonds
0.000% due 07/03/2026 (h)		$21	21
0.000% due 01/03/2030 (h)(m)		111	99
5.000% due 07/03/2029 þ(m)		551	545

Pakistan Government International Bonds
6.975% due 04/24/2029		600	602

Qatar Government International Bonds
4.800% due 04/08/2033 (m)		7,800	7,842

Republic of Angola Via Avenir Issuer IV Ireland DAC
10.750% due 02/05/2029		452	464

Republic of Kenya Government International Bonds
7.000% due 05/22/2027 (m)		600	604
7.250% due 02/28/2028		1,700	1,721

Russia Foreign Bonds - Eurobond
5.100% due 03/28/2035		800	0
5.625% due 04/04/2042		6,200	4,340

Turkiye Government Bonds
40.305% (BISTREFI + 0.000%) due 09/06/2028 ~(m)	TRY	778,100	16,769
40.760% (BISTREFI + 0.000%) due 08/19/2026 ~		900	19

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
40.760% (BISTREFI + 0.000%) due 05/17/2028 ~(m)	TRY	155,800	$3,372

Ukraine Government International Bonds
0.000% due 02/01/2030 þ(i)		$246	177
0.000% due 02/01/2034 þ(i)		921	522
0.000% due 02/01/2035 þ(i)		778	469
0.000% due 02/01/2036 þ(i)		648	391
4.500% due 02/01/2034 þ		1,329	937
4.500% due 02/01/2035 þ		1,606	1,116
4.500% due 02/01/2036 þ		1,575	1,081

Venezuela Government International Bonds
9.250% due 09/15/2027 ^(e)		5,465	2,698
9.250% due 05/07/2028 ^(e)		5,100	2,461
11.950% due 08/05/2031 ^(e)		2,300	1,254

Total Sovereign Issues (Cost $300,779)			314,996

		SHARES
COMMON STOCKS 1.5%

COMMUNICATION SERVICES 0.4%

Clear Channel Outdoor Holdings, Inc. (f)		725,704	1,756

iHeartMedia, Inc. Class A (f)		150,760	647

iHeartMedia, Inc. Class B «(f)		132,822	490

Promotora de Informaciones SA Class A (f)		2,330,820	815

SES SA «(f)		670,263	10,138

Uniti Group, Inc. (f)		243,237	2,790

			16,636

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment, Inc. (f)		1	0

Steinhoff International Holdings NV «(f)(l)		233,504,654	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	67

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)

West Marine «(f)(l)	3,579	$23

		23

FINANCIALS 1.0%

Banca Monte dei Paschi di Siena SpA	3,581,000	44,502

Corestate Capital Holding SA «(f)(l)	632,951	0

UBS Group AG	5,143	255

XBP Global Holdings, Inc. (f)	77	0

		44,757

INDUSTRIALS 0.0%

McDermott International Ltd. (f)	461	10

Westmoreland Mining Holdings «(f)(l)	89,637	59

Westmoreland Mining LLC «(f)(l)	494,447	1,298

		1,367

INFORMATION TECHNOLOGY 0.1%

NVIDIA Corp.	22,052	4,412

REAL ESTATE 0.0%

Country Garden Holdings Co. Ltd. (f)	312,901	7

Total Common Stocks (Cost $27,756)		67,202

WARRANTS 0.1%

COMMUNICATION SERVICES 0.1%

Windstream Holdings II LLC - Exp. 08/01/2035 «	319,065	3,656

CONSUMER DISCRETIONARY 0.0%

West Marine - Exp. 09/08/2028 «	6,096	0

Total Warrants (Cost $1,944)		3,656

PREFERRED SECURITIES 5.8%

BANKING & FINANCE 0.7%

ADLER Group SA «	7,118,576	0

		SHARES	MARKET VALUE (000S)

WAFC Voussoir «		20,772,390	$20,772

Windstream Holdings II LLC
11.000% «		10,449	11,647

			32,419

INDUSTRIALS 5.1%

Atlas Re Ltd. «		273	27,181

Clover Holdings, Inc.
0.000% «(l)		52,324	1,002

Mustang Express Ltd.
0.000% «		116,226	120,154

SVB Financial Trust
11.000% due 11/07/2032		47,859	22,015

Syniverse Holdings, Inc.
12.500% «(l)		50,904,664	37,085

Venture Global LNG, Inc.
9.000% due 09/30/2029 (k)(m)		17,090,000	16,665

			224,102

Total Preferred Securities (Cost $264,139)			256,521

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.4%

EGYPT TREASURY BILLS 0.2%
23.867% due 08/04/2026 - 10/20/2026 (g)(h)	EGP	436,700	8,355

NIGERIA TREASURY BILLS 2.1%
20.606% due 01/14/2027 - 01/28/2027 (g)(h)	NGN	143,370,700	93,004

U.S. TREASURY BILLS 1.1%
3.719% due 07/21/2026 - 09/24/2026 (g)(h)(o)(q)		$48,023	47,883

Total Short-Term Instruments (Cost $148,640)			149,242

Total Investments in Securities (Cost $6,659,504)			6,063,774

68	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 10.3%

COMMON STOCKS 2.1%

AFFILIATED INVESTMENTS 2.1%

Incora Intermediate II LLC«(l)	1,270,491	$50,080

Market Garden †«‡ (l)	24,214,364	26,632

Windstream Services LLC	1,637,865	18,786

		95,498

Total Common Stocks (Cost $95,920)		95,498

SHORT-TERM INSTRUMENTS 8.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.2%

PIMCO Short-Term Floating NAV Portfolio III	36,971,714	360,142

MARKET VALUE (000S)
Total Short-Term Instruments (Cost $360,044)	$360,142

Total Investments in Affiliates (Cost $455,964)	455,640

Total Investments 147.6% (Cost $7,115,468)	$6,519,414

Financial Derivative Instruments (n)(p) (0.5)% (Cost or Premiums, net $21,419)	(22,044)

Other Assets and Liabilities, net (47.1)%	(2,081,565)

Net Assets 100.0%	$4,415,805

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

†

Represents co-investment made with the Fund’s affiliates in accordance with the terms of the exemptive relief received from the U.S. Securities and Exchange Commission. See Note 10, Related Party Transactions in the Notes to Financial Statements.

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

+

Pool of 10 residential fix-and-flip loans acquired from a single originator through a domestic common law trust, with a federally chartered bank serving as trustee. The Fund accrues interest income at the pool level at the rate indicated, which represents estimated loan interest net of certain service provider fees. Loan interest rates range from 10.375 to 12.375%. Loan maturity date is 8/1/2026.

++

Pool of 11 residential fix-and-flip loans acquired from a single originator through a domestic common law trust, with a federally chartered bank serving as trustee. The Fund accrues interest income at the pool level at the rate indicated, which represents estimated loan interest net of certain service provider fees. Loan interest rates range from 10.500% to 11.990%. Loan maturity dates range from 8/1/2026 to 3/1/2027.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	69

Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

+++

Pool of 28 residential fix-and-flip loans acquired from a single originator through a domestic common law trust, with a federally chartered bank serving as trustee. The Fund accrues interest income at the pool level at the rate indicated, which represents estimated loan interest net of certain service provider fees. Loan interest rates range from 9.500% to 12.250%. Loan maturity dates range from 7/1/2026 to 7/1/2027.

++++

Pool of 35 residential fix-and-flip loans acquired from a single originator through a domestic common law trust, with a federally chartered bank serving as trustee. The Fund accrues interest income at the pool level at the rate indicated, which represents estimated loan interest net of certain service provider fees. Loan interest rates range from 9.500% to 11.750%. Loan maturity dates range from 8/1/2026 to 9/1/2027.

+++++

Pool of 16 residential fix-and-flip loans acquired from a single originator through a domestic common law trust, with a federally chartered bank serving as trustee. The Fund accrues interest income at the pool level at the rate indicated, which represents estimated loan interest net of certain service provider fees. Loan interest rates range from 9.990% to 12.750%. Loan maturity dates range from 8/1/2026 to 11/1/2026.

++++++

Pool of 9 residential fix-and-flip loans acquired from a single originator through a domestic common law trust, with a federally chartered bank serving as trustee. The Fund accrues interest income at the pool level at the rate indicated, which represents estimated loan interest net of certain service provider fees. Loan interest rates range from 9.750% to 12.500%. Loan maturity dates range from 7/1/2026 to 1/1/2027.

+++++++

Pool of 30 residential fix-and-flip loans acquired from a single originator through a domestic common law trust, with a federally chartered bank serving as trustee. The Fund accrues interest income at the pool level at the rate indicated, which represents estimated loan interest net of certain service provider fees. Loan interest rates range from 9.500% to 12.125%. Loan maturity dates range from 8/1/2026 to 8/1/2027.

++++++++

Pool of 19 residential fix-and-flip loans acquired from a single originator through a domestic common law trust, with a federally chartered bank serving as trustee. The Fund accrues interest income at the pool level at the rate indicated, which represents estimated loan interest net of certain service provider fees. Loan interest rates range from 9.990% to 11.990%. Loan maturity dates range from 8/1/2026 to 3/1/2027.

+++++++++

Pool of 5 residential fix-and-flip loans acquired from a single originator through a domestic common law trust, with a federally chartered bank serving as trustee. The Fund accrues interest income at the pool level at the rate indicated, which represents estimated loan interest net of certain service provider fees. Loan interest rates range from 8.500% to 24.000%.

‡	Insurance-Linked Investments.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Security becomes interest bearing at a future date.

(j)	Principal amount of security is adjusted for inflation.

(k)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

70	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

(l) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
City of Port Huron Water Supply System Revenue 7.750% due 11/01/2045	12/19/2025 - 03/18/2026	$118,902	$117,922	2.67%
Clover Holdings, Inc.	12/09/2024	785	1,003	0.02
Corestate Capital Holding SA	08/22/2023	0	0	0.00
Country Garden Holdings Co. Ltd. 0.000% due 12/31/2031	12/30/2025 - 12/31/2025	73	33	0.00
Incora Intermediate II LLC	01/31/2025	61,714	50,080	1.13
Incora Top Holdco LLC 6.000% due 01/30/2033	01/31/2025 - 05/01/2026	29,369	46,289	1.05
M BB Grove LLC 0.000% due 04/07/2027	09/18/2024 - 06/07/2026	48,530	48,593	1.10
Market Garden	03/13/2024	24,214	26,632	0.60
Petersen Claim Units 0.000% due 12/31/2099	12/08/2025 - 03/17/2026	8,199	1,210	0.03
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 05/31/2026	50,281	37,085	0.84
WHLN 2024-ACRA-FF2 9.500% due 08/01/2027	08/13/2024	543	541	0.01
WHLN 2024-CV3-FF2 9.250% due 10/01/2027	10/15/2024 - 11/04/2024	12,678	12,655	0.30
WHLN 2025-CV3-PF-FF2 9.150% due 04/01/2027	03/21/2025	5,926	5,900	0.14
WHLN 2025-CV3-PF-FF3 9.000% due 08/01/2027	07/09/2025	26,669	26,629	0.60
WHLN 2025-CV3-PF-FF4 8.625% due 09/01/2027	09/03/2025	16,960	16,931	0.38
WHLN 2025-CV3-PF-FF5 8.625% due 10/01/2027	10/08/2025	18,588	18,555	0.42
WHLN 2025-NVES-PF-FF3 8.625% due 03/01/2027	10/01/2025	15,613	15,589	0.35
WHLN RTL-PFLX 8.000% due 06/01/2049	10/02/2018 - 11/14/2019	2,826	2,367	0.06
WHLN-2024-CV3-FF1 9.750% due 05/01/2027	05/29/2024	6,734	6,723	0.15
WHLN-2025-CV3-PF-FF1 9.250% due 02/01/2027	01/13/2025	3,959	3,955	0.09
West Marine	09/12/2023	51	23	0.00
Westmoreland Mining Holdings	04/09/2018 - 06/30/2023	726	59	0.00
Westmoreland Mining LLC	06/30/2023 - 05/14/2026	1,603	1,298	0.03

		$454,943	$440,072	9.97%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BMO	4.320%	05/26/2026	08/26/2026			$(3,518)	$(3,534)
	4.470	05/26/2026	08/26/2026			(6,975)	(7,006)
BNY	4.620	05/07/2026	11/06/2026			(43,380)	(43,687)
	4.720	03/25/2026	09/25/2026			(4,655)	(4,715)
	4.720	05/29/2026	11/30/2026			(3,039)	(3,052)
	4.720	06/25/2026	12/23/2026			(46,426)	(46,463)
BOS	3.950	05/12/2026	TBD	(2)		(1,523)	(1,531)
	3.950	06/04/2026	07/06/2026			(1,884)	(1,889)
	3.990	05/05/2026	07/02/2026			(27,646)	(27,820)
	4.000	06/04/2026	07/06/2026			(1,524)	(1,528)
	4.050	05/12/2026	TBD	(2)		(1,638)	(1,647)
	4.050	06/30/2026	TBD	(2)		(2,420)	(2,420)
	4.620	05/22/2026	09/18/2026			(337)	(339)
	4.720	05/22/2026	09/18/2026			(2,607)	(2,620)
	4.820	05/22/2026	09/18/2026			(3,223)	(3,240)
	5.120	05/22/2026	09/18/2026			(5,005)	(5,033)
BPS	(0.250)	06/17/2026	TBD	(2)	EUR	(1,495)	(1,708)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	71

Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
	1.850%	06/17/2026	TBD	(2)	EUR	(1,883)	$(2,153)
	1.950	06/17/2026	TBD	(2)		(4,795)	(5,483)
	2.050	06/17/2026	TBD	(2)		(3,603)	(4,120)
	2.472	06/12/2026	09/14/2026			(6,192)	(7,084)
	2.569	06/26/2026	09/28/2026			(3,758)	(4,296)
	3.860	06/25/2026	06/10/2028			$(1,163)	(1,163)
	3.860	07/01/2026	TBD	(2)		(775)	(775)
	3.990	06/11/2026	TBD	(2)		(3,512)	(3,520)
	4.000	07/02/2026	09/04/2026			(17,497)	(17,497)
	4.020	01/30/2026	TBD	(2)		(8,047)	(8,183)
	4.040	05/04/2026	07/02/2026			(18,613)	(18,735)
	4.050	02/03/2026	TBD	(2)	GBP	(23,997)	(32,360)
	4.070	06/11/2026	TBD	(2)		$(22,652)	(22,704)
	4.350	05/14/2026	09/14/2026			(3,512)	(3,532)
	4.350	06/18/2026	12/17/2026			(8,275)	(8,288)
	4.800	06/18/2026	12/17/2026			(1,704)	(1,707)
	4.820	01/27/2026	07/23/2026			(103,050)	(105,202)
	4.830	06/18/2026	12/17/2026			(36,388)	(36,452)
BRC	1.650	06/17/2026	TBD	(2)	EUR	(2,879)	(3,292)
	1.850	06/17/2026	TBD	(2)		(1,704)	(1,948)
	1.900	06/17/2026	TBD	(2)		(1,848)	(2,113)
	2.400	06/17/2026	TBD	(2)		(3,625)	(4,146)
	2.500	02/09/2026	TBD	(2)		$(4,497)	(4,542)
	3.580	12/12/2025	TBD	(2)		(4,855)	(4,952)
	3.900	12/12/2025	TBD	(2)		(1,039)	(1,062)
	4.000	02/06/2026	TBD	(2)		(5,979)	(6,075)
	4.000	04/16/2026	TBD	(2)		(4,842)	(4,883)
	4.000	04/16/2026	TBD	(2)		(1,881)	(1,897)
	4.020	06/15/2026	07/15/2026			(581)	(582)
	4.050	04/16/2026	TBD	(2)		(1,137)	(1,146)
	4.100	12/12/2025	TBD	(2)		(19,314)	(19,756)
	4.550	06/17/2026	10/15/2026			(679)	(680)
	4.650	05/20/2026	09/17/2026			(282)	(284)
	4.700	06/17/2026	10/15/2026			(3,220)	(3,226)
	4.720	06/22/2026	10/16/2026			(6,054)	(6,061)
	4.730	02/04/2026	08/04/2026			(1,842)	(1,877)
	4.750	06/09/2026	09/09/2026			(1,642)	(1,646)
	4.760	06/15/2026	09/15/2026			(22,306)	(22,353)
	4.770	06/10/2026	10/09/2026			(9,576)	(9,603)
	4.770	06/22/2026	10/16/2026			(19,299)	(19,322)
	4.800	03/20/2026	09/10/2026			(3,027)	(3,069)
	4.810	05/14/2026	09/10/2026			(620)	(624)
	4.810	06/02/2026	10/02/2026			(2,975)	(2,987)
	4.810	06/15/2026	09/15/2026			(6,715)	(6,729)
	4.820	06/10/2026	10/09/2026			(2,642)	(2,650)
	4.820	06/22/2026	10/16/2026			(45,127)	(45,181)
	4.840	06/09/2026	10/07/2026			(18,841)	(18,897)
	4.860	05/07/2026	08/07/2026			(7,354)	(7,409)
	4.860	05/14/2026	09/10/2026			(451)	(454)
	4.870	04/06/2026	07/07/2026			(6,955)	(7,036)
	4.870	06/26/2026	10/22/2026			(394)	(394)
	4.900	06/17/2026	10/15/2026			(2,102)	(2,106)
	5.256	06/26/2026	08/26/2026		GBP	(26,676)	(35,410)
BYR	3.970	06/26/2026	08/03/2026			$(27,804)	(27,819)
	4.120	02/26/2026	07/31/2026			(480)	(487)
	4.120	04/23/2026	07/23/2026			(14,767)	(14,884)
	4.120	06/01/2026	09/01/2026			(665)	(667)
	4.120	06/10/2026	10/08/2026			(1,114)	(1,116)

72	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
	4.120%	06/24/2026	10/08/2026			$(2,257)	$(2,259)
	4.170	05/26/2026	08/26/2026			(23,065)	(23,159)
CDC	4.120	05/22/2026	09/18/2026			(1,346)	(1,352)
	4.120	06/12/2026	09/09/2026			(987)	(989)
	4.120	06/17/2026	09/09/2026			(2,803)	(2,808)
	4.120	06/17/2026	09/30/2026			(2,548)	(2,552)
	4.120	06/22/2026	10/20/2026			(4,515)	(4,520)
	4.120	06/30/2026	09/09/2026			(1,214)	(1,215)
	4.130	06/01/2026	09/01/2026			(6,345)	(6,367)
	4.130	06/02/2026	07/02/2026			(1,743)	(1,748)
	4.670	03/10/2026	07/08/2026			(435)	(441)
CEW	3.870	05/13/2026	TBD	(2)		(12,558)	(12,623)
DBL	2.350	06/17/2026	TBD	(2)	EUR	(5,832)	(6,670)
	2.582	01/29/2026	TBD	(2)		(7,872)	(9,086)
	2.600	06/17/2026	TBD	(2)		(5,861)	(6,704)
	2.938	06/10/2026	12/09/2026			(3,455)	(3,955)
	3.900	12/12/2025	TBD	(2)		$(2,295)	(2,345)
	3.950	12/12/2025	TBD	(2)		(12,935)	(13,220)
	3.950	06/17/2026	TBD	(2)		(2,406)	(2,409)
	4.030	06/08/2026	07/01/2026			(22,338)	(22,396)
	4.070	07/01/2026	07/30/2026			(22,536)	(22,536)
	4.105	06/18/2026	08/21/2026			(836)	(838)
	4.167	04/24/2026	07/24/2026			(3,113)	(3,138)
	4.305	06/18/2026	08/21/2026			(4,257)	(4,263)
	4.350	05/08/2026	08/07/2026			(15,312)	(15,411)
	4.355	06/18/2026	08/21/2026			(5,093)	(5,101)
	4.405	06/18/2026	08/21/2026			(2,444)	(2,448)
	4.455	06/18/2026	08/21/2026			(11,447)	(11,465)
	4.505	06/18/2026	08/21/2026			(13,731)	(13,754)
	4.541	05/28/2026	07/02/2026			(1,295)	(1,301)
	4.555	06/18/2026	08/21/2026			(690)	(691)
	4.655	06/18/2026	08/21/2026			(1,470)	(1,472)
	4.660	06/01/2026	08/28/2026			(7,039)	(7,066)
	4.700	05/08/2026	08/07/2026			(3,082)	(3,104)
	4.701	05/29/2026	09/28/2026		GBP	(1,036)	(1,380)
	4.750	05/08/2026	08/07/2026			$(179)	(181)
	4.755	06/18/2026	08/21/2026			(7,477)	(7,490)
	4.840	06/02/2026	08/03/2026			(494)	(496)
	4.850	05/08/2026	08/07/2026			(12,162)	(12,250)
	4.855	06/18/2026	08/21/2026			(5,904)	(5,915)
	4.905	06/18/2026	08/21/2026			(4,754)	(4,763)
	5.005	06/18/2026	08/21/2026			(858)	(860)
	5.050	05/08/2026	08/07/2026			(8,062)	(8,123)
	5.055	06/18/2026	08/21/2026			(4,023)	(4,031)
	5.090	06/02/2026	08/03/2026			(5,747)	(5,771)
	5.105	06/18/2026	08/21/2026			(9,781)	(9,799)
	5.130	06/18/2026	08/21/2026			(11,247)	(11,268)
	5.155	06/18/2026	08/21/2026			(3,811)	(3,819)
	5.166	05/28/2026	07/02/2026			(2,113)	(2,123)
	5.180	06/18/2026	08/21/2026			(2,330)	(2,334)
	5.191	05/28/2026	07/02/2026			(571)	(574)
	5.205	06/18/2026	08/21/2026			(15,855)	(15,885)
	5.255	06/18/2026	08/21/2026			(8,550)	(8,566)
	5.280	06/18/2026	08/21/2026			(6,589)	(6,601)
	5.285	06/18/2026	08/21/2026			(4,122)	(4,130)
	5.313	05/21/2026	07/10/2026			(5,319)	(5,352)
	5.338	05/21/2026	07/10/2026			(675)	(679)
	5.363	05/21/2026	07/10/2026			(1,520)	(1,529)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	73

Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
DEU	3.960%	02/06/2026	TBD	(2)		$(2,769)	$(2,813)
	4.000	02/02/2026	TBD	(2)		(14,507)	(14,747)
	4.010	06/25/2026	TBD	(2)		(3,240)	(3,242)
	4.040	06/24/2026	TBD	(2)		(3,844)	(3,846)
GLM	4.980	12/23/2025	09/23/2026			(6,310)	(6,476)
	5.030	12/23/2025	09/23/2026			(5,698)	(5,849)
IND	4.130	06/04/2026	09/04/2026			(88)	(88)
	4.130	06/16/2026	09/16/2026			(737)	(738)
	4.210	04/28/2026	07/28/2026			(2,783)	(2,804)
	4.330	06/26/2026	09/28/2026			(1,033)	(1,034)
JML	1.250	06/17/2026	TBD	(2)	EUR	(1,470)	(1,681)
	1.450	06/24/2026	TBD	(2)		(573)	(655)
	1.750	06/17/2026	TBD	(2)		(3,430)	(3,921)
	3.500	05/08/2026	TBD	(2)	GBP	(2,705)	(3,607)
	4.746	06/10/2026	08/10/2026			(1,145)	(1,523)
	4.746	06/10/2026	09/10/2026			(985)	(1,311)
MBC	2.450	06/26/2026	TBD	(2)	EUR	(1,074)	(1,227)
	4.202	06/25/2026	09/24/2026		GBP	(1,573)	(2,087)
	4.282	04/21/2026	10/21/2026			(8,892)	(11,894)
	4.382	04/21/2026	10/21/2026			(8,433)	(11,282)
	4.532	04/21/2026	10/21/2026			(5,302)	(7,096)
MEI	2.510	06/17/2026	07/02/2026		EUR	(12,331)	(14,103)
	2.510	06/24/2026	07/02/2026			(4,479)	(5,121)
	2.510	07/02/2026	TBD	(2)		(16,646)	(19,019)
	4.100	05/29/2026	TBD	(2)		$(2,984)	(2,995)
	4.100	06/30/2026	07/20/2026			(633)	(633)
	4.100	06/30/2026	06/29/2028			(911)	(911)
	4.100	07/01/2026	TBD	(2)		(546)	(546)
	4.252	06/25/2026	08/24/2026		GBP	(9,519)	(12,636)
	4.332	04/22/2026	10/22/2026			(10,116)	(13,531)
	4.332	06/10/2026	09/10/2026			(1,367)	(1,818)
	4.432	04/22/2026	10/22/2026			(6,653)	(8,900)
	4.482	05/29/2026	09/28/2026			(479)	(638)
	4.582	04/22/2026	10/22/2026			(6,223)	(8,328)
	4.682	04/22/2026	10/22/2026			(3,557)	(4,761)
	4.882	04/22/2026	10/22/2026			(3,760)	(5,035)
	5.032	05/29/2026	09/28/2026			(4,995)	(6,656)
	5.232	05/29/2026	09/28/2026			(1,710)	(2,279)
MSB	2.848	06/12/2026	08/12/2026		EUR	(4,035)	(4,617)
	4.470	05/08/2026	11/04/2026			$(726)	(731)
	4.620	05/08/2026	11/04/2026			(3,121)	(3,143)
	4.620	06/30/2026	12/30/2026			(882)	(882)
	4.670	03/18/2026	07/16/2026			(1,825)	(1,851)
	4.670	06/12/2026	12/11/2026			(2,376)	(2,382)
	4.720	05/08/2026	11/04/2026			(3,289)	(3,312)
	4.720	06/12/2026	12/11/2026			(1,184)	(1,187)
	4.720	06/30/2026	12/30/2026			(3,785)	(3,785)
	4.770	05/08/2026	11/04/2026			(1,193)	(1,202)
	4.770	06/30/2026	12/30/2026			(23,691)	(23,694)
	4.820	05/08/2026	11/04/2026			(2,203)	(2,219)
	4.870	06/30/2026	12/30/2026			(7,752)	(7,753)
MSC	3.630	06/22/2026	07/31/2026			(577)	(578)
MYI	1.500	06/17/2026	07/08/2026		EUR	(8,794)	(10,054)
	1.750	06/17/2026	07/08/2026			(1,193)	(1,364)
	2.250	04/14/2026	07/08/2026			$(1,713)	(1,721)
MZF	4.720	06/12/2026	12/11/2026			(127,568)	(127,884)
	4.920	06/12/2026	12/11/2026			(10,729)	(10,757)
NOM	3.930	12/12/2025	TBD	(2)		(536)	(548)

74	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
	3.950%	02/25/2026	TBD	(2)		$(465)	$(471)
RCE	3.102	04/30/2026	10/29/2026		EUR	(6,763)	(7,766)
RCY	4.120	06/11/2026	07/13/2026			$(244)	(244)
RTA	4.145	05/07/2026	10/19/2026			(3,952)	(3,977)
	4.145	05/20/2026	11/20/2026			(8,565)	(8,605)
	4.145	06/02/2026	11/30/2026			(6,538)	(6,560)
	4.145	06/09/2026	11/20/2026			(1,008)	(1,010)
	4.145	06/11/2026	12/11/2026			(1,720)	(1,724)
	4.145	06/23/2026	11/30/2026			(7,441)	(7,448)
	4.245	06/26/2026	07/27/2026			(25,972)	(25,987)
	4.420	06/05/2026	09/04/2026			(4,174)	(4,187)
	4.470	06/05/2026	08/04/2026			(425)	(426)
	4.520	06/29/2026	10/26/2026			(4,560)	(4,561)
	4.590	04/17/2026	10/19/2026			(9,868)	(9,964)
	4.590	06/08/2026	10/08/2026			(92)	(92)
	4.620	04/17/2026	10/19/2026			(4,018)	(4,057)
	4.620	05/04/2026	11/04/2026			(1,538)	(1,550)
	4.620	05/20/2026	11/20/2026			(4,544)	(4,568)
	4.620	06/04/2026	12/04/2026			(4,201)	(4,216)
	4.670	05/04/2026	11/04/2026			(11,505)	(11,592)
	4.670	06/04/2026	12/04/2026			(797)	(800)
	4.680	06/08/2026	10/08/2026			(106)	(107)
	4.690	06/08/2026	10/08/2026			(967)	(970)
	4.720	04/29/2026	10/29/2026			(616)	(621)
	4.720	05/04/2026	11/04/2026			(7,629)	(7,688)
	4.720	06/08/2026	10/08/2026			(7,411)	(7,433)
	4.730	06/08/2026	10/08/2026			(347)	(348)
	4.740	05/13/2026	11/13/2026			(927)	(933)
	4.760	05/13/2026	11/13/2026			(2,586)	(2,603)
	4.770	05/13/2026	11/13/2026			(1,142)	(1,150)
	4.770	06/08/2026	10/08/2026			(2,396)	(2,403)
	4.820	04/29/2026	10/29/2026			(14,474)	(14,597)
	4.820	05/13/2026	11/13/2026			(9,769)	(9,832)
	4.830	06/08/2026	10/08/2026			(6,363)	(6,383)
	4.840	06/08/2026	10/08/2026			(819)	(822)
	4.870	05/13/2026	11/13/2026			(1,667)	(1,678)
	4.900	05/13/2026	11/13/2026			(11,521)	(11,597)
	4.940	06/08/2026	10/08/2026			(424)	(426)
SBI	4.470	04/27/2026	10/27/2026			(563)	(567)
	4.570	04/27/2026	10/27/2026			(455)	(459)
	4.620	04/27/2026	10/27/2026			(1,277)	(1,287)
	4.920	04/27/2026	10/27/2026			(295)	(298)
	4.970	04/27/2026	10/27/2026			(5,047)	(5,092)
SCX	4.000	05/13/2026	TBD	(2)		(7,842)	(7,885)
	4.050	04/16/2026	TBD	(2)		(80)	(81)
	4.560	04/21/2026	10/21/2026		GBP	(8,185)	(10,955)
SGY	3.960	06/25/2026	TBD	(2)		$(1,833)	(1,834)
SOG	3.910	05/08/2026	TBD	(2)		(7,394)	(7,436)
	3.990	03/10/2026	TBD	(2)		(1,491)	(1,510)
	4.090	06/09/2026	08/10/2026			(31,128)	(31,205)
	4.180	06/24/2026	08/26/2026			(884)	(885)
	4.220	06/10/2026	08/04/2026			(1,534)	(1,537)
	4.230	06/05/2026	07/16/2026			(1,492)	(1,496)
	4.230	06/12/2026	07/08/2026			(3,561)	(3,569)
	4.230	06/12/2026	07/09/2026			(1,335)	(1,338)
	4.230	06/12/2026	07/16/2026			(339)	(340)
	4.230	06/25/2026	07/09/2026			(1,078)	(1,079)
	4.230	06/25/2026	07/16/2026			(1,476)	(1,477)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	75

Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
	4.230%	06/26/2026	07/09/2026			$(2,532)	$(2,533)
	4.230	06/30/2026	07/16/2026			(2,394)	(2,394)
	4.230	07/01/2026	07/08/2026			(2,544)	(2,544)
	4.620	06/12/2026	12/11/2026			(4,568)	(4,579)
	4.620	06/25/2026	12/24/2026			(5,972)	(5,977)
	4.670	05/01/2026	10/30/2026			(33,689)	(33,956)
	4.670	06/12/2026	10/13/2026			(4,636)	(4,647)
	4.720	05/01/2026	10/30/2026			(2,101)	(2,117)
	4.720	05/21/2026	11/20/2026			(7,707)	(7,747)
UBS	1.700	07/02/2026	TBD	(2)	EUR	(229)	(261)
	2.400	06/17/2026	TBD	(2)		(3,205)	(3,666)
	2.430	06/17/2026	TBD	(2)		(9,975)	(11,408)
	2.430	06/18/2026	TBD	(2)		(4,118)	(4,709)
	2.440	06/08/2026	08/10/2026			(3,417)	(3,911)
	2.450	06/17/2026	TBD	(2)		(6,969)	(7,970)
	2.450	06/25/2026	TBD	(2)		(2,049)	(2,342)
	2.450	06/29/2026	TBD	(2)		(16,808)	(19,207)
	2.460	06/17/2026	TBD	(2)		(1,138)	(1,301)
	2.470	06/17/2026	TBD	(2)		(3,960)	(4,529)
	2.480	06/10/2026	09/10/2026			(17,756)	(20,317)
	2.527	06/30/2026	09/30/2026			(3,759)	(4,296)
	2.868	06/10/2026	09/10/2026			(1,618)	(1,852)
	3.960	05/05/2026	08/04/2026			$(10,357)	(10,422)
	3.990	03/10/2026	TBD	(2)		(1,364)	(1,381)
	3.990	04/16/2026	TBD	(2)		(6,202)	(6,254)
	3.990	05/19/2026	TBD	(2)		(3,541)	(3,557)
	4.000	02/10/2026	TBD	(2)	GBP	(1,828)	(2,462)
	4.000	05/08/2026	TBD	(2)		(4,469)	(5,964)
	4.020	06/15/2026	07/15/2026			$(3,783)	(3,790)
	4.080	04/06/2026	07/07/2026			(9,194)	(9,284)
	4.130	04/08/2026	07/08/2026			(1,185)	(1,196)
	4.180	05/26/2026	08/26/2026			(1,120)	(1,125)
	4.220	05/04/2026	08/04/2026			(6,109)	(6,151)
	4.220	06/01/2026	08/04/2026			(2,128)	(2,135)
	4.230	04/08/2026	07/08/2026			(3,578)	(3,614)
	4.230	06/05/2026	07/08/2026			(969)	(972)
	4.230	06/09/2026	07/16/2026			(1,225)	(1,228)
	4.264	06/30/2026	09/30/2026		GBP	(7,011)	(9,301)
	4.460	05/06/2026	08/06/2026			$(5,994)	(6,035)
	4.460	06/03/2026	09/03/2026			(3,025)	(3,035)
	4.520	04/16/2026	07/16/2026			(6,912)	(6,978)
	4.550	06/01/2026	08/28/2026			(4,417)	(4,434)
	4.560	06/03/2026	09/03/2026			(32,066)	(32,179)
	4.560	06/11/2026	09/10/2026			(3,190)	(3,198)
	4.590	05/19/2026	08/19/2026			(1,023)	(1,029)
	4.640	05/19/2026	08/19/2026			(7,875)	(7,918)
	4.658	06/12/2026	09/14/2026		GBP	(3,446)	(4,582)
	4.660	06/11/2026	09/10/2026			$(11,889)	(11,919)
	4.670	04/23/2026	07/23/2026			(3,156)	(3,185)
	4.680	04/06/2026	07/07/2026			(834)	(844)
	4.720	04/27/2026	07/27/2026			(1,731)	(1,746)
	4.730	04/06/2026	07/07/2026			(25,517)	(25,805)
	4.740	05/19/2026	08/19/2026			(8,007)	(8,052)
	4.750	06/09/2026	09/09/2026			(2,223)	(2,230)
	4.770	04/16/2026	07/16/2026			(4,411)	(4,455)
	4.770	04/23/2026	07/23/2026			(29,551)	(29,822)
	4.780	04/06/2026	07/07/2026			(4,364)	(4,414)
	4.820	04/23/2026	07/23/2026			(3,142)	(3,171)

76	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
WFS	4.310%	06/15/2026	09/15/2026	$(9,979)	$(9,998)
	4.430	04/16/2026	07/15/2026	(1,160)	(1,171)

Total Reverse Repurchase Agreements					$(2,146,696)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Corporate Bonds & Notes 0.0%
Industrials 0.0%
VZ Secured Financing BV	7.500%	01/15/2033	$275	$(263)	$(268)

Total Short Sales 0.0%				$(263)	$(268)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2026:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BMO	$0	$(10,540)	$0	$0	$(10,540)	$12,659	$2,119
BNY	0	(97,917)	0	0	(97,917)	131,846	33,929
BOS	0	(48,067)	0	0	(48,067)	59,172	11,105
BPS	0	(284,962)	0	0	(284,962)	327,724	42,762
BRC	0	(254,392)	0	0	(254,392)	355,375	100,983
BYR	0	(70,391)	0	0	(70,391)	78,043	7,652
CDC	0	(21,992)	0	0	(21,992)	26,008	4,016
CEW	0	(12,623)	0	0	(12,623)	13,127	504
DBL	0	(283,292)	0	0	(283,292)	368,631	85,339
DEU	0	(24,648)	0	0	(24,648)	26,487	1,839
GLM	0	(12,325)	0	0	(12,325)	16,517	4,192
IND	0	(4,664)	0	0	(4,664)	5,503	839
JML	0	(12,698)	0	0	(12,698)	14,189	1,491
MBC	0	(33,586)	0	0	(33,586)	40,751	7,165
MEI	0	(107,910)	0	0	(107,910)	131,269	23,359
MSB	0	(56,758)	0	0	(56,758)	77,202	20,444
MSC	0	(578)	0	0	(578)	726	148
MYI	0	(13,139)	0	0	(13,139)	19,318	6,179
MZF	0	(138,641)	0	0	(138,641)	194,077	55,436
NOM	0	(1,019)	0	0	(1,019)	1,151	132
RCE	0	(7,766)	0	0	(7,766)	13,049	5,283
RCY	0	(244)	0	0	(244)	283	39
RTA	0	(170,915)	0	0	(170,915)	222,228	51,313
SBI	0	(7,703)	0	0	(7,703)	9,603	1,900
SCX	0	(18,921)	0	0	(18,921)	23,267	4,346
SGY	0	(1,834)	0	0	(1,834)	2,135	301
SOG	0	(118,366)	0	0	(118,366)	216,220	97,854
UBS	0	(319,636)	0	0	(319,636)	321,709	2,073
WFS	0	(11,169)	0	0	(11,169)	12,672	1,503

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	77

Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Master Securities Forward Transaction Agreement
GSC	$0	$0	$0	$(268)	$(268)	$0	$(268)

Total Borrowings and Other Financing Transactions	$0	$(2,146,696)	$0	$(268)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(99,827)	$(166,181)	$(336,609)	$(602,617)
Convertible Bonds & Notes	0	(14,103)	0	(15,054)	(29,157)
U.S. Government Agencies	0	(22,356)	(30,183)	(23,296)	(75,835)
Non-Agency Mortgage-Backed Securities	0	(83,592)	(256,084)	(431,828)	(771,504)
Asset-Backed Securities	0	(137,832)	(140,034)	(255,781)	(533,647)
Sovereign Issues	(22,396)	0	0	(31,728)	(54,124)
Preferred Securities	0	(14,885)	0	0	(14,885)
U.S. Treasury Obligations	0	(1,749)	0	0	(1,749)

Total Borrowings	$(22,396)	$(374,344)	$(592,482)	$(1,094,296)	$(2,083,518)

Payable for reverse repurchase agreements(4)					$(2,083,518)

(m)	Securities with an aggregate market value of $2,710,248 and cash of $12,660 have been pledged as collateral under the terms of the above master agreements as of June 30, 2026.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2026 was $(1,887,627) at a weighted average interest rate of 4.685%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(63,178) is outstanding at period end.

(n) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2026(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Venture Global LNG, Inc.	5.000%	Quarterly	12/20/2030	2.113%	$	23,300	$250	$2,420	$2,670	$41	$0
Worldline SA/France	5.000	Quarterly	12/20/2027	6.803	EUR	2,100	(203)	147	(56)	2	0
Worldline SA/France	5.000	Quarterly	12/20/2028	8.139		400	(57)	27	(30)	1	0
Worldline SA/France	5.000	Quarterly	12/20/2030	9.729		63,500	(10,373)	(407)	(10,780)	114	0

							$(10,383)	$2,187	$(8,196)	$158	$0

78	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	03/18/2031	GBP	68,040	$(1,444)	$(775)	$(2,219)	$0	$(93)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		9,000	874	1,594	2,468	16	0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		4,600	512	277	789	9	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		18,100	1,978	13,116	15,094	59	0
Pay	1-Day USD-SOFR Compounded-OIS	4.400	Annual	09/16/2026	$	305,600	351	1,391	1,742	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	06/21/2027		11,500	(373)	62	(311)	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	4.200	Annual	09/15/2027		236,100	367	759	1,126	0	(96)
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		2,500	20	(85)	(65)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.100	Annual	03/21/2028		340,000	377	460	837	0	(235)
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/20/2028		58,100	(1,904)	(348)	(2,252)	0	(50)
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028		93,400	(21)	5,378	5,357	92	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		56,100	622	(904)	(282)	0	(65)
Pay	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/15/2029		24,000	94	(48)	46	0	(31)
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		59,000	3,100	(5,136)	(2,036)	0	(86)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		89,300	(1,675)	2,168	493	130	0
Pay	1-Day USD-SOFR Compounded-OIS	3.900	Annual	03/21/2030		233,100	71	(115)	(44)	0	(440)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2030		665,600	(6,576)	(9,704)	(16,280)	0	(1,320)
Pay	1-Day USD-SOFR Compounded-OIS	3.900	Annual	03/16/2031		48,200	211	(208)	3	0	(121)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	03/18/2031		1,201,310	3,785	(25,478)	(21,693)	0	(3,009)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/17/2031		592,650	(9,251)	(8,493)	(17,744)	0	(1,567)
Pay(5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	07/02/2031		801,600	4,154	(893)	3,261	0	(2,175)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		84,400	10,215	(159)	10,056	290	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		44,600	316	(1,658)	(1,342)	0	(177)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		1,250	(11)	(8)	(19)	0	(5)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2035		45,650	(748)	1,650	902	223	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	02/15/2036		110,500	(69)	184	115	551	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2045		28,720	556	1,287	1,843	244	0
Receive	1-Day USD-SOFR Compounded-OIS	1.150	Semi-Annual	09/20/2050		24,300	45	12,313	12,358	157	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	06/16/2051		74,500	13,419	24,174	37,593	494	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		117,100	20,294	25,639	45,933	909	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		42,000	10,116	6,938	17,054	324	0
Receive	1-Year BRL-CDI	11.115	Maturity	01/04/2027	BRL	290,000	0	2,951	2,951	0	(11)
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027		3,200	0	(49)	(49)	0	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	79

Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	11.275%	Maturity	01/04/2027	BRL	1,600	$0	$(24)	$(24)	$0	$0
Pay	1-Year BRL-CDI	11.290	Maturity	01/04/2027		1,600	0	(24)	(24)	0	0
Pay	1-Year BRL-CDI	11.731	Maturity	01/04/2027		800	0	(9)	(9)	0	0
Pay	1-Year BRL-CDI	11.746	Maturity	01/04/2027		3,600	0	(40)	(40)	0	0
Pay	1-Year BRL-CDI	11.901	Maturity	01/04/2027		8,500	0	(84)	(84)	0	0
Pay	1-Year BRL-CDI	12.047	Maturity	01/04/2027		269,000	0	(2,327)	(2,327)	10	0
Pay	1-Year BRL-CDI	13.172	Maturity	01/02/2031		81,300	5	(333)	(328)	46	0
Pay	1-Year BRL-CDI	13.180	Maturity	01/02/2031		698,500	(284)	(2,496)	(2,780)	394	0
Pay	1-Year BRL-CDI	13.200	Maturity	01/02/2031		12,600	0	(49)	(49)	7	0
Pay	1-Year BRL-CDI	13.235	Maturity	01/02/2031		18,200	0	(68)	(68)	10	0
Pay	1-Year BRL-CDI	13.250	Maturity	01/02/2031		18,100	(2)	(64)	(66)	10	0
Pay	1-Year BRL-CDI	13.255	Maturity	01/02/2031		7,100	0	(26)	(26)	4	0
Pay	1-Year BRL-CDI	13.260	Maturity	01/02/2031		5,400	0	(20)	(20)	3	0
Pay	1-Year BRL-CDI	13.300	Maturity	01/02/2031		7,700	0	(26)	(26)	4	0
Pay	1-Year BRL-CDI	13.315	Maturity	01/02/2031		18,900	0	(63)	(63)	11	0
Pay	1-Year BRL-CDI	13.724	Maturity	01/02/2031		340,500	0	(426)	(426)	190	0
Pay	1-Year BRL-CDI	13.790	Maturity	01/02/2031		90,200	0	(85)	(85)	50	0
Pay	1-Year BRL-CDI	13.882	Maturity	01/02/2031		443,400	0	(227)	(227)	247	0
Pay	3-Month COP-IBR Compounded-OIS	12.000	Annual	06/17/2027	COP	14,478,900	(3)	0	(3)	0	(2)
Pay	3-Month COP-IBR Compounded-OIS	11.250	Quarterly	06/17/2028		2,950,500	(1)	3	2	0	(1)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	4,400	81	458	539	4	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		900	(1)	101	100	1	0
Pay(5)	6-Month EUR-EURIBOR	2.500	Annual	09/16/2031		38,400	10	(517)	(507)	0	(32)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		4,400	244	2,236	2,480	6	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		13,500	(99)	7,027	6,928	18	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		16,800	1,455	7,664	9,119	21	0
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		52,500	316	6,804	7,120	0	(8)
Receive	6-Month EUR-EURIBOR	1.500	Annual	03/15/2053		2,500	330	516	846	3	0

							$51,456	$64,181	$115,637	$4,539	$(9,530)

Total Swap Agreements							$41,073	$66,368	$107,441	$4,697	$(9,530)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2026:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$4,697	$4,697	$0	$0	$(9,530)	$(9,530)

(o)

Securities with an aggregate market value of $13,352 and cash of $132,105 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2026.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to

80	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2026		EUR	13,323	$		15,533	$310	$0
	07/2026		GBP	25,010			33,323	148	0
	07/2026	$		9		JPY	1,358	0	0
	08/2026		DOP	80,162	$		1,347	15	0
	08/2026		HKD	101,334			12,951	8	0
BPS	07/2026		BRL	50,871			9,827	0	(27)
	07/2026		CAD	954			690	17	0
	07/2026		CNH	21,222			3,136	11	0
	07/2026		EUR	549,308			639,441	11,852	(52)
	07/2026		GBP	19,478			26,115	291	(12)
	07/2026	$		10,016		BRL	50,871	0	(162)
	07/2026			172		CNY	1,176	0	0
	07/2026			1,558		EUR	1,345	0	(22)
	07/2026			4,942		GBP	3,699	4	(40)
	07/2026			9		JPY	1,420	0	0
	07/2026			312		KWD	95	0	(4)
	07/2026			4,841		ZAR	79,428	0	0
	08/2026		CAD	26	$		18	0	0
	08/2026		EUR	16,435			18,752	0	(52)
	08/2026		GBP	3,347			4,424	0	(15)
	08/2026	$		4,623		BRL	23,546	0	(97)
	08/2026			14,402		EUR	12,612	28	0
	09/2026		COP	43,714,802	$		11,721	0	(842)
	09/2026		IDR	137,742			7	0	0
	09/2026	$		38		IDR	683,198	0	(1)
	12/2026			8			138,679	0	0
	06/2027			243		KWD	74	0	(3)
	07/2029		KWD	154	$		530	27	0
	05/2030			763			2,626	135	0
	06/2031			345			1,162	31	0
BRC	07/2026		EUR	4,749			5,513	87	0
	07/2026		TRY	1,722,476			36,177	0	(189)
	07/2026	$		6,558		GBP	4,885	0	(78)
	07/2026			33,342		TRY	1,595,568	445	0
	07/2026			24,151		ZAR	392,275	0	(240)
BSH	07/2026			47		JPY	7,528	0	(1)
	08/2026		CHF	826	$		1,024	0	(2)
	09/2026		COP	35,336,108			9,056	0	(1,099)
CBK	07/2026	$		1,738		EGP	93,010	145	0
	07/2026			8,922		EUR	7,665	0	(164)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	81

Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2026	$		29,466		GBP	21,871	$0	$(455)
	07/2026			50		PLN	182	0	(1)
	09/2026		COP	214,001,662	$		55,271	0	(6,229)
	09/2026		IDR	590,077			33	0	0
	09/2026	$		8		IDR	143,920	0	0
	12/2026			33			594,028	0	0
DUB	07/2026		CNH	34,548	$		5,118	30	0
	07/2026	$		5,049		EGP	272,502	469	0
	07/2026			72		PLN	266	0	(1)
	07/2026			11,268		ZAR	182,410	0	(150)
	09/2026		IDR	290,988	$		16	0	0
	12/2026	$		16		IDR	292,944	0	0
FAR	07/2026		CHF	829	$		1,061	36	0
	07/2026		CNH	21,113			3,121	12	0
	07/2026		GBP	139,785			187,544	2,229	(103)
	07/2026		JPY	10,305			64	0	0
	07/2026	$		11,304		CNH	76,888	19	0
	07/2026			611,983		EUR	536,592	1,128	0
	07/2026			71,797		GBP	54,272	193	0
	07/2026			568		PLN	2,077	0	(16)
	07/2026			15,747		ZAR	259,862	93	0
	08/2026		CNH	76,719	$		11,304	0	(18)
	08/2026		EUR	536,592			612,808	0	(1,125)
	08/2026		GBP	143,028			189,215	0	(500)
	08/2026	$		64		JPY	10,278	0	0
	09/2026			8		INR	751	0	0
	03/2027		COP	81,435,718	$		20,035	0	(2,379)
GLM	07/2026		BRL	80,073			15,553	42	0
	07/2026		DOP	23,871			400	0	0
	07/2026	$		15,630		BRL	80,073	27	(146)
	07/2026			652		CAD	928	2	0
	08/2026		CAD	926	$		652	0	(2)
	08/2026		DOP	789,171			12,938	58	(224)
	08/2026	$		84,998		BRL	434,357	0	(1,503)
	09/2026		DOP	469,548	$		7,700	17	(91)
	09/2026	$		10,010		BRL	51,523	0	(176)
	09/2026			27		IDR	493,924	0	0
	09/2026			563		MXN	9,789	0	(7)
	10/2026		DOP	26,922	$		452	8	0
	10/2026	$		15,553		BRL	81,835	0	(42)
	12/2026		DOP	37,813	$		633	13	0
MYI	07/2026		EUR	3,868			4,511	92	0
	07/2026		GBP	938			1,258	14	0
	07/2026	$		29,868		EUR	25,646	0	(565)
	07/2026			15,443		GBP	11,729	115	0
NGF	07/2026			4		INR	384	0	0
	07/2026			3,980		TRY	187,363	19	0
	09/2026			6		IDR	100,414	0	0

Total Forward Foreign Currency Contracts								$18,170	$(16,835)

82	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2026(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BOA	Argentine Republic Government International Bonds	5.000%	Quarterly	12/20/2026	0.814%		$100	$2	$0	$2	$0
	Ecuador Government International Bonds	5.000	Quarterly	06/20/2031	3.632		2,900	151	18	169	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2031	2.146		19,400	(991)	37	0	(954)
BPS	Argentine Republic Government International Bonds	5.000	Quarterly	12/20/2026	0.814		100	2	0	2	0
	Colombia Government International Bonds	1.000	Quarterly	06/20/2036	2.387		5,300	(738)	192	0	(546)
	ION platform Finance SA	5.000	Quarterly	06/20/2028	6.501	EUR	2,100	(135)	74	0	(61)
BRC	Angola Government International Bonds	1.000	Quarterly	06/20/2031	4.044		$15,750	(1,922)	(38)	0	(1,960)
	Argentine Republic Government International Bonds	5.000	Quarterly	12/20/2026	0.814		150	3	0	3	0
	Argentine Republic Government International Bonds	5.000	Quarterly	06/20/2027	1.431		7,750	92	182	274	0
	Kenya Government International Bonds	1.000	Quarterly	06/20/2031	3.299		10,000	(1,115)	155	0	(960)
	Nissan Motor Co. Ltd.	1.000	Quarterly	12/20/2030	2.400	JPY	900,000	(495)	179	0	(316)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2030	2.019		$14,400	(1,132)	556	0	(576)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2031	2.146		3,500	(199)	27	0	(172)
	SW (Finance) I plc «	1.000	Quarterly	06/20/2035	2.771		400	(49)	4	0	(45)
CBK	Colombia Government International Bonds	1.000	Quarterly	06/20/2036	2.387		22,340	(3,109)	807	0	(2,302)
	Kenya Government International Bonds	1.000	Quarterly	06/20/2031	3.299		10,000	(1,123)	163	0	(960)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2030	2.019		8,000	(648)	328	0	(320)
DBL	ION platform Finance SA	5.000	Quarterly	06/20/2031	10.863	EUR	18,800	(4,608)	383	0	(4,225)
GST	ION platform Finance SA	5.000	Quarterly	06/20/2028	6.501		2,700	(179)	101	0	(78)
MYC	Argentine Republic Government International Bonds	5.000	Quarterly	12/20/2026	0.814		$1,650	36	(1)	35	0
	Argentine Republic Government International Bonds	5.000	Quarterly	06/20/2027	1.431		1,900	31	36	67	0
	Colombia Government International Bonds	1.000	Quarterly	06/20/2036	2.387		22,930	(3,157)	794	0	(2,363)
	Nissan Motor Co. Ltd.	1.000	Quarterly	12/20/2030	2.400	JPY	639,600	(348)	123	0	(225)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2027	1.034		$200	(3)	3	0	0
MYI	ION platform Finance SA	5.000	Quarterly	06/20/2028	6.501	EUR	600	(31)	13	0	(18)
NGF	Nissan Motor Co. Ltd.	1.000	Quarterly	12/20/2030	2.400	JPY	60,400	(31)	10	0	(21)

								$(19,696)	$4,146	$552	$(16,102)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
FAR	Pay	NVIDIA Corp.	22,052	5.660% (SOFR plus a specified spread)	Maturity	07/29/2026		$4,246	$0	$(165)	$0	$(165)
MYC	Receive	Agile Group Holdings Ltd. «	0	0.000% (SOFR less a specified spread)	Maturity	01/28/2036	CNY	101,100	42	(2,873)	0	(2,831)

									$42	$(3,038)	$0	$(2,996)

Total Swap Agreements									$(19,654)	$1,108	$552	$(19,098)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	83

Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2026:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$481	$0	$171	$652	$0	$0	$(954)	$(954)	$(302)	$72	$(230)
BPS	12,396	0	2	12,398	(1,329)	0	(607)	(1,936)	10,462	(10,870)	(408)
BRC	532	0	277	809	(507)	0	(4,029)	(4,536)	(3,727)	4,025	298
BSH	0	0	0	0	(1,102)	0	0	(1,102)	(1,102)	987	(115)
CBK	145	0	0	145	(6,849)	0	(3,582)	(10,431)	(10,286)	10,158	(128)
DBL	0	0	0	0	0	0	(4,225)	(4,225)	(4,225)	0	(4,225)
DUB	499	0	0	499	(151)	0	0	(151)	348	2,755	3,103
FAR	3,710	0	0	3,710	(4,141)	0	(165)	(4,306)	(596)	(170)	(766)
GLM	167	0	0	167	(2,191)	0	0	(2,191)	(2,024)	2,432	408
GST	0	0	0	0	0	0	(78)	(78)	(78)	0	(78)
MYC	0	0	102	102	0	0	(5,419)	(5,419)	(5,317)	5,333	16
MYI	221	0	0	221	(565)	0	(18)	(583)	(362)	623	261
NGF	19	0	0	19	0	0	(21)	(21)	(2)	0	(2)

Total Over the Counter	$18,170	$0	$552	$18,722	$(16,835)	$0	$(19,098)	$(35,933)

(q)

Securities with an aggregate market value of $26,387 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2026.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

84	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2026:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$158	$0	$0	$4,539	$4,697

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,170	$0	$18,170
Swap Agreements	0	552	0	0	0	552

	$0	$552	$0	$18,170	$0	$18,722

	$0	$710	$0	$18,170	$4,539	$23,419

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$9,530	$9,530

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,835	$0	$16,835
Swap Agreements	0	16,102	165	0	2,831	19,098

	$0	$16,102	$165	$16,835	$2,831	$35,933

	$0	$16,102	$165	$16,835	$12,361	$45,463

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2026:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$323	$323
Swap Agreements	0	2,576	0	0	(944)	1,632

	$0	$2,576	$0	$0	$(621)	$1,955

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,234	$0	$4,234
Swap Agreements	0	861	0	0	(60)	801

	$0	$861	$0	$4,234	$(60)	$5,035

	$0	$3,437	$0	$4,234	$(681)	$6,990

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(503)	$(503)
Swap Agreements	0	2,187	0	0	(56,436)	(54,249)

	$0	$2,187	$0	$0	$(56,939)	$(54,752)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,839	$0	$23,839
Swap Agreements	0	4,135	(165)	0	(127)	3,843

	$0	$4,135	$(165)	$23,839	$(127)	$27,682

	$0	$6,322	$(165)	$23,839	$(57,066)	$(27,070)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	85

Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2026 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2026
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,154,584	$691,592	$1,846,176
Corporate Bonds & Notes
Banking & Finance	0	217,761	2,790	220,551
Industrials	0	742,620	89,167	831,787
Utilities	0	61,580	2,331	63,911
Convertible Bonds & Notes
Banking & Finance	0	518	0	518
Industrials	0	36,656	0	36,656
Municipal Bonds & Notes
Michigan	0	12,173	0	12,173
West Virginia	0	120	0	120
U.S. Government Agencies	0	118,591	0	118,591
U.S. Treasury Obligations	0	2,610	0	2,610
Non-Agency Mortgage-Backed Securities	0	1,093,565	197,584	1,291,149
Asset-Backed Securities
Automobile ABS Other	0	3,696	833	4,529
Automobile Sequential	0	0	15,538	15,538
Home Equity Other	0	568,967	0	568,967
Manufacturing House ABS Other	0	1,498	0	1,498
Manufacturing House Sequential	0	4,445	0	4,445
Whole Loan Collateral	0	21,786	0	21,786
Other ABS	0	149,407	81,745	231,152
Sovereign Issues	0	314,996	0	314,996
Common Stocks
Communication Services	6,008	0	10,628	16,636
Consumer Discretionary	0	0	23	23
Financials	44,502	255	0	44,757
Industrials	10	0	1,357	1,367
Information Technology	4,412	0	0	4,412
Real Estate	7	0	0	7
Warrants
Communication Services	0	0	3,656	3,656
Preferred Securities
Banking & Finance	0	0	32,419	32,419
Industrials	0	38,680	185,422	224,102
Short-Term Instruments
Egypt Treasury Bills	0	8,355	0	8,355
Nigeria Treasury Bills	0	93,004	0	93,004
U.S. Treasury Bills	0	47,883	0	47,883
	$54,939	$4,693,750	$1,315,085	$6,063,774

Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	0	18,786	76,712	95,498
Short-Term Instruments
Central Funds Used for Cash Management Purposes	360,142	0	0	360,142
	$360,142	$18,786	$76,712	$455,640
Total Investments	$415,081	$4,712,536	$1,391,797	$6,519,414

86	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2026
Short Sales, at Value - Liabilities
Corporate Bonds & Notes	$0	$(268)	$0	$(268)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	4,697	0	4,697
Over the counter	0	18,722	0	18,722
	$0	$23,419	$0	$23,419

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(9,530)	0	(9,530)
Over the counter	0	(33,102)	(2,831)	(35,933)
	$0	$(42,632)	$(2,831)	$(45,463)
Total Financial Derivative Instruments	$0	$(19,213)	$(2,831)	$(22,044)
Totals	$415,081	$4,693,055	$1,388,966	$6,497,102

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2026:

Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2026	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2026(2)
Investments in Securities, at Value
Loan Participations and Assignments	$562,603	$260,293	$(337,380)	$3,251	$4,038	$(12,548)	$211,335	$0	$691,592	$(3,280)
Corporate Bonds & Notes
Banking & Finance	1,261	2,812	(1,300)	(2)	6	13	0	0	2,790	83
Industrials	88,692	7,155	(18,508)	276	0	11,552	0	0	89,167	6,387
Utilities	0	9,088	0	(55)	0	(6,702)	0	0	2,331	(6,702)
Non-Agency Mortgage-Backed Securities	41,333	162,975	0	695	(1)	(7,418)	0	0	197,584	(7,416)
Asset-Backed Securities
Automobile ABS Other	3,910	0	(1,365)	11	(7,766)	6,729	0	(686)	833	(183)
Automobile Sequential	16,261	0	(539)	0	0	(184)	0	0	15,538	(176)
Other ABS(3)	105,516	0	(2,132)	79	(3,765)	(4,053)	2	(13,902)	81,745	(5,386)
Common Stocks
Communication Services	26,986	0	(24,136)	0	12,606	(4,828)	0	0	10,628	10,422
Consumer Discretionary	23	0	0	0	0	0	0	0	23	0
Financials	23,122	0	(23,692)	0	(19,065)	19,635	0	0	0	0
Industrials	722	421	0	0	0	214	0	0	1,357	214
Warrants
Communication Services	5,325	1,944	(4,799)	0	1,268	(82)	0	0	3,656	1,713
Financials	3	0	(16)	0	(11,782)	11,795	0	0	0	0
Preferred Securities
Banking & Finance	0	31,221	0	0	0	1,198	0	0	32,419	1,198
Industrials	71,363	123,957	0	0	0	(9,898)	0	0	185,422	(9,897)

Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	203,106	0	(124,444)	0	(3,619)	1,669	0	0	76,712	10,281

	$1,150,226	$599,866	$(538,311)	$4,255	$(28,080)	$7,092	$211,337	$(14,588)	$1,391,797	$(2,742)

Financial Derivative Instruments - Liabilities
Over the counter	$(2,704)	$0	$0	$(22)	$56	$(161)	$0	$0	$(2,831)	$(127)

Totals	$1,147,522	$599,866	$(538,311)	$4,233	$(28,024)	$6,931	$211,337	$(14,588)	$1,388,966	$(2,869)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2026	87

Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2026	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$432,958	Discounted Cash Flow	Discount Rate		5.770-22.500	9.634
	19,116	Indicative Market Quotation	Broker Quote		101.250	—
	18,255	Recent Transaction	Purchase Price	$	100.000	—
	221,263	Third Party Vendor	Broker Quote		57.500 - 126.000	110.083
Corporate Bonds & Notes
Banking & Finance	2,219	Other Valuation Techniques(4)	—		—	—
	571	Recent Transaction	Purchase Price	EUR	100.000	—
Industrials	89,167	Comparable Companies/Discounted Cash Flow	EBITDA Multiple/Discount Rate	X/%	13.000/10.250	—
Utilities	1,210	Indicative Market Quotation	Broker Quote		425.000	—
	1,121	Indicative Market Quotation	Broker Quote	EUR	13.500	—
Non-Agency Mortgage-Backed Securities	185,722	Discounted Cash Flow	Discount Rate		3.970-14.162	6.510
	2,349	Proxy Pricing	Base Price		5.813-94.696	41.775
	9,513	Recent Transaction	Purchase Price		100.000	—
Asset-Backed Securities
Automobile ABS Other	833	Discounted Cash Flow	Discount Rate		16.000-17.000	16.017
Automobile Sequential	15,538	Discounted Cash Flow	Discount Rate		10.941	—
Other ABS	81,743	Discounted Cash Flow	Discount Rate		5.876-25.500	12.184
	2	Proxy Pricing	Base Price		0.008	—
Common Stocks
Communication Services	10,138	Indicative Market Quotation	Broker Quote	$	15.125	—
	490	Reference Instrument	Liquidity Discount		14.000	—
Consumer Discretionary	23	Expected Recovery	Price	$	—	—
Industrials	1,298	Indicative Market Quotation/Recent Transaction	Broker Quote/Purchase Price	$/$	3.250/2.000	—
	59	Indicative Market Quotation	Broker Quote	$	0.656	—
Warrants
Communication Services	3,656	Other Valuation Techniques(4)			—	—
Preferred Securities
Banking & Finance	11,647	Discounted Cash Flow	Discount Rate		11.630	—
	20,772	Recent Transaction	Purchase Price	$	1.000	—
Industrials	1,003	Comparable Companies	Revenue/ EBITDA Multiple	X	4.625/18.000	—
	121,637	Discounted Cash Flow	Discount Rate		3.769-26.880	17.999
	62,782	Recent Transaction	Commitment	$	1,000.000	—

Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	50,080	Comparable Companies/Discounted Cash Flow	EBITDA Multiple/Discount Rate	X/%	13.000/10.250	—
	26,632	Sum of the Parts	Discount Rate/Mortality Assumption		15.323/2015 ANB VBT Mortality Table	—

Financial Derivative Instruments - Liabilities
Over the counter	(2,831)	Indicative Market Quotation	Broker Quote		(18.998)	—

Total	$1,388,966

88	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2026

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2026 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Sector type updated from Other ABS to Automobile ABS Other since prior fiscal year end
(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

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Notes to Financial Statements

1. ORGANIZATION

PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund (each a “Fund” and collectively the “Funds”) are each organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund were each organized as Massachusetts business trusts on the dates shown in the table below. PIMCO Flexible Emerging Markets Income Fund commenced operations on March 15, 2022, and PIMCO Flexible Credit Income Fund commenced operations on February 22, 2017. Each Fund is a closed-end management investment company that continuously offers its shares (“Common Shares”) and is operated as an “interval fund.”

PIMCO Flexible Credit Income Fund currently offers five classes of Common Shares: Institutional Class, Class A-1, Class A-2, Class A-3 and Class A-4.

PIMCO Flexible Emerging Markets Income Fund currently offers Institutional Class Common Shares only.

PIMCO Flexible Emerging Markets Income Fund is not offering Class A-1, Class A-2, Class A-3, or Class A-4 Common Shares for sale at this time.

Institutional Class, Class A-1 and Class A-3 Shares are sold at their offering price, which is net asset value (“NAV”) per share. Class A-2 and Class A-4 Shares are sold at a public offering price equal to their NAV plus an initial sales charge that varies depending on the size of the purchase, unless such purchase of Class A-2 and Class A-4 Shares is eligible for a waiver of the initial sales charge. Institutional Class Shares are offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Class A-1, Class A-2, Class A-3 and Class A-4 Shares are primarily offered and sold to retail investors by broker-dealers which are members of the Financial Industry Regulatory Authority (“FINRA”) and which have agreements with the Distributor (as defined below), but may be available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as each Fund’s investment manager.

Fund Name	Formation Date

PIMCO Flexible Emerging Markets Income Fund	March 4, 2021

PIMCO Flexible Credit Income Fund	October 25, 2016

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

Each Fund operates as a single reportable operating segment under the Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280). An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and to assess its performance, and has discrete financial information available. The Officers of the Funds, as listed in

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the Management of the Funds section of the most recent annual report, act as the Funds’ CODM. Each Fund represents a single operating segment, as the CODM monitors the operating results of the Funds as a whole and each Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Funds’ portfolio managers as a team. The financial information in the form of each Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus each Fund’s comparative benchmarks and to make resource allocation decisions for each Fund’s single segment, is consistent with that presented within the Funds’ financial statements. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statements of Operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP, including but not limited to ASC 946. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

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Notes to Financial Statements (Cont.)

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Taxes The Funds may be subject to foreign taxes on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which a Fund invests. These foreign taxes, if any, are paid by a Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of June 30, 2026, if any, are disclosed in the Statements of Assets and Liabilities.

(c) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(d) Multi-Class Operations Each class offered by each Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include initial sales load, supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share NAV of a class of the

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respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions — Common Shares The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Flexible Emerging Markets Income Fund	Daily	Monthly

PIMCO Flexible Credit Income Fund	Daily	Monthly

Each Fund intends to distribute each year substantially all of its net investment income and net short-term capital gains. In addition, at least annually, each Fund intends to distribute net realized long-term capital gains not previously distributed, if any. Net short-term capital gains may be paid more frequently. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

More generally, sales of a Fund’s portfolio holdings may result in short-term capital gains (which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net of long-term capital losses), potentially subjecting shareholders of the Fund to adverse tax consequences.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

The Funds may invest in one or more wholly-owned subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”) that are treated as disregarded entities for U.S. federal income tax purposes. In the case of a Subsidiary that is so treated, for U.S. federal income tax purposes, (i) the Fund is treated as owning the Subsidiary’s assets directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the Subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund; and (iii) distributions, if any, the Fund receives from the Subsidiary will have no effect on each Fund’s U.S. federal income tax liability.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable) and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to

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Notes to Financial Statements (Cont.)

note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates In September 2023, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to Rule 35d-1 under the Act, which governs fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. Changes to a fund’s calculation methodology for derivatives instruments for purposes of Rule 35d-1 consistent with such amendments and applicable regulatory interpretations thereof will not constitute a change to a fund’s policy adopted pursuant to Rule 35d-1 and will not require notice or shareholder approval. The amendments became effective December 11, 2023. On March 14, 2025, the SEC extended the compliance date from December 11, 2025 to June 11, 2026 for fund groups with $1 billion or more in net assets and modified the operation of the compliance dates to allow for compliance based on the timing of certain annual disclosure and reporting obligations that are tied to a fund’s fiscal year-end. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) (“NYSE Close”).

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Information that becomes known to a Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, exchange-traded funds (“ETFs”), exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures, are valued at the settlement

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Notes to Financial Statements (Cont.)

price determined by the relevant exchange. Swap agreements and swaptions are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in each Fund’s next calculated NAV. An alternative exchange rate may be obtained from a Pricing Source or an exchange rate may otherwise be determined if believed to be more reflective of the rates at which a Fund may transact.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued by the Valuation Designee in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Funds’ and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values

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accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between fair value Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if

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Notes to Financial Statements (Cont.)

material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the

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NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange-traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote,

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Notes to Financial Statements (Cont.)

these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indexes, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Sum-of-the-Parts model is typically used when an investment or subject company has two or more separate and distinct assets that would each require its own valuation methodology, typically an income or market approach. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value

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of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated funds for the period ended June 30, 2026 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Security Name	Market Value at 06/30/2025	Purchases at cost	Proceeds from Sale	Net Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 06/30/2026	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Flexible Emerging Markets Income Fund	$3,157	$46,525	$(49,262)	$2	$(1)	$421	$126	$0

PIMCO Flexible Credit Income Fund	379,504	3,179,650	(3,199,200)	100	88	360,142	16,848	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. See Note 2, Significant Accounting Policies Distributions Common shares, in the Notes to Financial Statements for more information.

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Notes to Financial Statements (Cont.)

An affiliate includes any company in which a Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers for the period ended June 30, 2026 (amounts in thousands†, except number of shares).

PIMCO Flexible Credit Income Fund

Security Name	Market Value at 06/30/2025	Purchases at cost	Proceeds from Sale	Net Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 06/30/2026	Dividend Income	Shares Held at 06/30/2026

Amsurg Equity*	$115,667	$0	$(103,436)	$(3,619)	$(8,612)	$0	$0	0

Incora Intermediate II LLC	42,924	1	0	0	7,155	50,080	0	1,270,491

Market Garden Dogwood LLC	44,515	0	(21,009)	0	3,126	26,632	0	24,214,364

Oi SA*	2,603	0	(428)	428	(2,603)	0	0	0

Windstream Services LLC	0	9,991	0	0	8,795	18,786	0	1,637,865

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Not affiliated at June 30, 2026.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to

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investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the antifraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which a Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Notes to Financial Statements (Cont.)

The Funds may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Funds may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals.

The Funds may acquire residential mortgage loans and unsecured consumer loans through a Subsidiary. Subsidiaries directly holding a beneficial interest in loans will be formed as domestic common law or statutory trusts with a federally chartered bank serving as trustee. Each such Subsidiary will hold the beneficial interests of loans and the federally chartered bank acting as trustee will hold legal title to the loans for the benefit of the Subsidiary and/or the trust’s beneficial owners (i.e., the Funds or its direct or indirect fully-owned subsidiary). State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended to address any state licensing requirements that may be applicable to purchasers or holders of loans, including state licensing requirements related to foreclosure. The Funds believe that such direct or indirect fully-owned Subsidiaries will not be treated as associations or publicly traded partnerships taxable as corporations for U.S. federal income tax purposes, and that therefore, the Subsidiaries will not be subject to U.S. federal income tax at the subsidiary level. Investments in residential mortgage loans or unsecured consumer loans through entities that are not so treated can potentially be limited by the Funds’ intention to qualify as a regulated investment company, and limit the Funds’ ability to qualify as such.

If a Fund or a Subsidiary of a Fund are required to be licensed in any particular jurisdiction in order to acquire, hold, dispose or foreclose loans, obtaining the required license may not be viable (because, for example, it is not possible or practical) and the Funds or its Subsidiary may be unable to restructure its holdings to address the licensing requirement. In that case, a Fund or a Subsidiary of a Fund may be forced to cease activities involving the affected loans, or may be forced to sell such loans. If a state regulator or court were to determine that a Fund or a Subsidiary of a Fund acquired, held or foreclosed a loan without a required state license, the Funds or Subsidiary could be subject to penalties or other sanctions, prohibited or restricted in its ability to enforce its rights under the loan, or subject to litigation risk or other losses or damages.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

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Insurance-Linked Investments include, for example, insurance-linked instruments and similar investments, such as event-linked bonds and reinsurance contracts, such as catastrophe and resilience bonds, and securities relating to life insurance policies, annuity contracts and premium finance loans. The aforementioned instruments may include life settlement contracts and longevity and mortality investments. In a life settlement contract, a life insurance policy owner transfers his or her policy at a discount to its face value (the amount that is payable upon the death of the insured) in return for an immediate cash settlement. The longer the insured lives, the lower a Fund’s rate of return on the policy. The terms of a longevity bond typically provide that the investor in the bond will receive less than the bond’s par amount at maturity if the actual average longevity (life span) of a specified population of people observed over a specified period of time (typically measured by a longevity index) is higher than a specified level. If longevity is higher than expected, the bond will return less than its par amount at maturity. A mortality bond, in contrast to a longevity bond, typically provides that the investor in the bond will receive less than the bond’s par amount at maturity if the mortality rate of a specified population of people observed over a specified period of time (typically measured by a mortality index) is higher than a specified level. During their term, both longevity bonds and mortality bonds typically pay a floating rate of interest to investors.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest payments. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, syndicated bank loans, peer-to-peer loans and litigation finance loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

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Notes to Financial Statements (Cont.)

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets, (iv) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results, and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated

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maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO class, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

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Notes to Financial Statements (Cont.)

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of June 30, 2026, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S Government does not guarantee the net asset value of a Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC is a government sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Warrants are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless.

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Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements). Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to a Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. In an open-maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the

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Notes to Financial Statements (Cont.)

term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

(c) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop”. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and the counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to the counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales Short sales are transactions in which a Fund sells a security that it does not own in anticipation that the market price of that security will decline. A Fund may make short sales of securities: (i) to offset potential declines in long positions in similar securities, (ii) to increase the flexibility of a Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost.

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A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of

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Notes to Financial Statements (Cont.)

an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer

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exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, a Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are

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Notes to Financial Statements (Cont.)

valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Asset Swap Agreements convert the cash flows from an underlying security from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount

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of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets and/ or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default

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Notes to Financial Statements (Cont.)

swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads may represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure as the value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap

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transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. See below for a summary of select principal risks associated with investment in the Funds.

Please see “Principal Risks of the Fund” in each Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

	PIMCO Flexible Emerging Markets Income Fund (EMFLX)	PIMCO Flexible Credit Income Fund (PFLEX)

Asset Allocation	X	X

Call	X	X

Confidential Information Access	X	X

Contingent Convertible Securities	X	X

Convertible Securities	X	X

Corporate Debt Securities	X	X

Counterparty	X	X

“Covenant-Lite” Obligations	X	X

Credit Default Swaps	X	X

Credit	X	X

Currency	X	X

Cyber Security	X	X

Derivatives	X	X

Distressed and Defaulted Securities	X	X

Distribution Rate	X	X

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Notes to Financial Statements (Cont.)

	PIMCO Flexible Emerging Markets Income Fund (EMFLX)	PIMCO Flexible Credit Income Fund (PFLEX)

Emerging Markets	X	X

Equity	X	X

Focused Investment	X	X

Foreign (Non-U.S.) Government Securities	—	X

Foreign (Non-U.S.) Investment	X	X

Foreign Loan Originations	X	X

High Yield Securities	X	X

Inflation/Deflation	X	X

Inflation-Indexed Security	—	X

Insurance-Linked and Other Instruments	X	X

Interest Rate	X	X

Investments in REITS	—	X

Issuer	X	X

Large Shareholder	X	X

Leverage	X	X

Liquidity	X	X

Loan Origination	X	X

Loans and Other Indebtedness; Loan Acquisitions, Participations and Assignments	X	X

Management	X	X

Market	X	X

Market Disruptions	X	X

Mortgage-Related and Other Asset-Backed Instruments	X	X

Municipal Bond	X	X

Non-Diversification	X	—

Operational	X	X

Other Pooled Investment Vehicles	X	X

Platform	X	X

Portfolio Turnover	X	X

Potential Conflicts of Interest — Allocation of Investment Opportunities	X	X

Privacy and Data Security	X	X

Private Funds Risk — Tax	X	X

Privately-Issued Mortgage-Related Securities	X	X

Private Placements	X	X

Private Real Estate Investments	—	X

Real Estate	X	X

Real Estate Joint Venture	—	X

Regulatory Changes	X	X

Reinvestment	X	X

REIT	—	X

REIT Subsidiary	—	X

Repurchase Agreements	X	X

Repurchase Offers	X	X

Risk Retention Investment	X	X

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	PIMCO Flexible Emerging Markets Income Fund (EMFLX)	PIMCO Flexible Credit Income Fund (PFLEX)

Senior Debt	X	X

Short Exposure	X	X

Sovereign Debt	X	X

Structured Investments	X	X

Subprime	X	X

Subsidiary	X	X

Tax	X	X

U.S. Government Securities	X	X

Valuation	X	X

Zero-Coupon Bonds, Step-Ups and Payment-in-Kind Securities	X	X

Asset Allocation Risk is the risk that a Fund could experience losses as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose which could result in the Fund being underweight or overweight in sectors, asset classes, or geographies that perform differently than expected.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g. declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality), and changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. If an issuer calls a security in which a Fund has invested in, a Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Confidential Information Access Risk is the risk that, in managing a Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by a Fund or held in the Fund’s portfolio. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Contingent Convertible Securities Risk is the risk of investing in contingent convertible securities, including the risk that interest payments may be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of a Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk of a Fund’s investment receiving less favorable treatment than equity of the issuer in certain situations, such as during periods of financial distress or regulatory intervention, the risk that the principal amount due can be written down to a lesser amount (including potentially to zero), and the general risks applicable to fixed

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Notes to Financial Statements (Cont.)

income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to a Fund.

Convertible Securities Risk is the risk that the market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. Convertible securities are fixed income securities, preferred securities or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. Certain types of convertible securities may decline in value or lose their value entirely in the event the issuer’s financial condition becomes significantly impaired. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its other debt obligations. Convertible securities are often rated below investment grade or not rated.

Corporate Debt Securities Risk is the risk that the market value of a corporate debt security may be affected by factors directly relating to the issuer and that the issuers of corporate debt securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The market value of corporate debt securities generally may be expected to rise and fall inversely with interest rates. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and valuation/pricing transparency risks.

Counterparty Risk is the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. Counterparty credit risk also includes the related risk of having concentrated exposure to a single counterparty, which may increase potential losses if the counterparty were to become insolvent.

“Covenant-Lite” Obligations Risk is the risk that covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached, which would allow the lender to restructure the loan or take other action intended to help mitigate losses. Covenant-lite loans carry a risk that the borrower could transfer or encumber its assets, which could reduce the amount of assets that can be used to satisfy debts and result in losses for debtholders. Covenant-lite loans may carry more risk than traditional

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loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Credit Default Swaps Risk is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When a Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein. As the seller, a Fund would receive a stream of payments over the term of the swap agreement provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. A Fund would effectively add leverage to its portfolio because, if a default occurs, the stream of payments may stop and, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. In addition, selling credit default swaps may not be profitable for a Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk is the risk that a Fund could experience losses if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), the counterparty to a derivatives contract, or the issuer or guarantor of collateral, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its financial obligations. Credit risk also includes credit spread risk, which is the risk that credit spreads (i.e., the difference in yield between securities that is due to the difference in their actual or perceived credit quality) may increase when the market believes that investments generally have a greater risk of default.

Currency Risk is the risk that investments denominated in foreign (non-U.S.) currencies or in securities that trade in and receive revenues in foreign (non-U.S.) currencies, or derivatives or other instruments that provide exposure to foreign (non-U.S.) currencies, may decline in value, due to the risk that those currencies may fluctuate in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will fluctuate in value relative to the currency being hedged. Currency risk may be particularly high to the extent that a Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political, headline, reputational and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Cyber Security Risk is the risk that, as the use of complex information technology and communication systems, including cloud-based technology, has become more prevalent and interconnected in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security despite the efforts of PIMCO, a Fund, or their service providers to adopt technologies, processes, and practices intended

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to mitigate these risks. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Geopolitical tensions can increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing, who may desire to use cybersecurity attacks to cause damage or create leverage against geopolitical rivals. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, options, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks and valuation complexity (including the risk of improper valuation), as well as the risks associated with the underlying asset, reference rate or index. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. In addition, the use of derivatives may cause a Fund’s investment returns to be impacted by the performance of assets the Fund does not own, potentially resulting in the Fund’s total investment exposure exceeding the value of its portfolio. Changes in the value of a derivative or other similar investment may also create margin delivery or settlement payment obligations for a Fund. A Fund’s use of derivatives or other similar investments may result in losses to a Fund, a reduction in a Fund’s returns and/ or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulations relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Distressed and Defaulted Securities Risk is the risk of investing in the securities of financially distressed issuers, including the risk of default. These securities may fluctuate more in price and are

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typically less liquid. Distressed securities generally trade significantly below “par” or fall value. A Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied.

Distribution Rate Risk is the risk that the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

Emerging Markets Risk is the risk of investing in emerging market securities. The risks primarily associated with foreign (non-U.S.) investments may be particularly high to the extent a Fund invests in securities of issuers based in or doing business in emerging market countries or in securities denominated in the currencies of emerging market countries.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights

Focused Investment Risk is the risk that, to the extent that a Fund focuses its investments in a particular industry, country or geographic region, the NAV of its common shares will be more susceptible to events or factors affecting companies in that industry, country or geographic region.

Foreign (Non-U.S.) Government Securities Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to smaller or less developed markets, differing financial reporting, accounting, legal, corporate governance and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable U.S. or foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments, trade restrictions (including tariffs) or the imposition of sanctions and other similar measures. Foreign

(non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Foreign Loan Originations Risk is the risk associated with a Fund originating loans to foreign entities and individuals, including foreign (non-U.S.) and emerging market entities and individuals, which may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals due to more or less governmental supervision and regulation than exists in the U.S. Due

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to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on a Fund. A Fund’s loans to foreign entities and individuals may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.

High Yield Securities Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of market, credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative by rating agencies with respect to the issuer’s continuing ability to make principal and interest payments, and their values may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy or changes in fiscal or monetary policies. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio and common shares.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of actual or anticipated changes in market interest rates caused by factors other than inflation (e.g., real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities (“TIPS”), tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income for the amount of the increase in the calendar year, even though the Fund will not receive the principal until maturity.

Insurance-Linked and Other Instruments Risk is the risk that a Fund could lose a portion or all of the principal it has invested in insurance-linked instruments and similar investments (which may include, for example, exposure to reinsurance contracts (through sidecars or otherwise), event-linked bonds, such as catastrophe and resilience bonds, and securities relating to life insurance policies, annuity contracts and premium finance loans).

Interest Rate Risk is the risk that fixed income securities and other instruments in a Fund’s portfolio will fluctuate in value due to changes, or anticipation of changes, in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Factors such as government and central bank policy, inflation, the economy, and market for bonds can impact interest rates and yields.

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Investments in REITs Risk is the risk that an investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment.

Issuer Risk is the risk that the value of a security may decline for reasons related to the issuer, such as management performance, major litigation, investigations or other controversies, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services. A change in the financial condition of a single issuer may affect one or more other issuers or the securities markets as a whole.

Large Shareholder Risk is the risk that, to the extent a large proportion of the Common Shares are held by a small number of shareholders (or a single shareholder), including affiliates of the Investment Manager, a Fund may be adversely impacted if such shareholders purchase or request repurchases of large amounts of Common Shares. For example, it is possible that in response to a repurchase offer, the total amount of Common Shares tendered by a small number of shareholders (or a single shareholder) may exceed the number of Common Shares that a Fund has offered to repurchase. If a repurchase offer is oversubscribed, a Fund will repurchase only a pro rata portion of the Common Shares tendered by each shareholder. In addition, substantial repurchases of Common Shares could result in a decrease in a Fund’s net assets, resulting in an increase in a Fund’s total annual operating expense ratio.

Leverage Risk is the risk that certain transactions of a Fund, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, and derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. There can be no assurance these circumstances will occur. This means that leverage entails a heightened risk of loss. The use of leverage may also increase a Fund’s sensitivity to interest rate changes and other market risks. When a Fund reduces or discontinues its use of leverage (“deleveraging”), which it may be required to do at inopportune times, it may be required to sell portfolio securities at inopportune times to repay leverage obligations, which could result in realized losses and a decrease in the Fund’s net asset value. The use of leverage may also increase a Fund’s sensitivity to various risks and interest rate environments.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Illiquidity can be caused by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. Additionally, the market for certain

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investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, such as during changes in interest rates, elevated volatility, market or geopolitical disruptions, economic uncertainty or public health crises. There can be no assurance that an investment that is deemed to be liquid when purchased will continue to be liquid while it is held by the Fund and/or when the Fund wishes to dispose of it.

Loan Origination Risk is the risk associated with the fact that a Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. A Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals. Such borrowers may have credit ratings that are determined by one or more NRSROs or PIMCO to be below investment grade. This may include loans to public or private firms or individuals, such as in connection with housing development projects. The loans a Fund invests in or originates may vary in maturity and/or duration. A Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. A Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Code in order to qualify as a RIC. A Fund may subsequently offer such investments for sale to third parties; provided, that there is no assurance that a Fund will complete the sale of such an investment. If a Fund is unable to sell, assign or successfully close transactions for the loans that it originates, a Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in a Fund’s investments having high exposure to certain borrowers. A Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and Common Shareholders.

Loans and Other Indebtedness; Loan Acquisitions, Participations and Assignments Risk is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting a Fund to costs associated with owning and disposing of the collateral. In the event of the insolvency of the lender selling a participation, there is a risk that a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. If a loan is foreclosed, a Fund may become owner of the loan’s collateral. A Fund may bear the costs and liabilities associated with owning and holding or disposing of the collateral. There is the risk that a Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations. To the extent a Fund invests in loans or originates loans, including bank loans, a Fund may be subject to greater levels of credit risk, call risk, settlement risk, risk of subordination to other creditors, insufficient or lack of protection under federal securities laws and liquidity risk than funds that do not acquire such instruments.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that

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actual or perceived conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Market Risk is the risk that the value of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably due to a variety of factors affecting (or being perceived to affect) securities markets generally or particular industries, sectors or companies represented in the securities markets.

Market Disruptions Risk is the risk of investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from actual or threatened war or armed conflicts, military conflicts, geopolitical disputes, terrorism, social or political unrest, recessions, supply chain disruptions, tariffs and other restrictions on trade, sanctions, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), bank failures and natural/ environmental disasters, climate change and climate-related events, responses to government actions or interventions (the threat or imposition of tariffs, trade restrictions, currency restrictions, or similar actions) which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors, causing a Fund to lose value. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems.

Mortgage-Related and Other Asset-Backed Instruments Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. A Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Municipal Bond Risk is the risk that a Fund may be affected significantly by the economic, regulatory, social, environmental, public health or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Non-Diversification Risk is the risk of focusing investments on a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater

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percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Operational Risk is the risk arising from factors such as processing errors, communication errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, cybersecurity incidents, the potential use of artificial intelligence and machine learning (AI), changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. Operational and technology risks for the issuers could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Pooled Investment Vehicles Risk is associated with the risks relating to the Fund’s investment in other pooled investment vehicles, including investment companies, private funds or other pooled investment vehicles that would qualify as “investment companies” under the 1940 Act but for an applicable exemption or exclusion, including but not limited to Sections 3(c)(1) or 3(c)(7) of the 1940 Act (“Private Funds”). To the extent the Fund invests through one or more Private Funds, the Fund would be exposed to the risks associated with such Private Fund’s investments. The Fund’s investments in Private Funds would not be subject to the protections afforded to shareholders under the 1940 Act. By investing in Private Funds indirectly through the Fund, a shareholder would bear two layers of asset-based fees and expenses — at the Fund level and the Private Fund level — in addition to indirectly bearing any performance fees charged by the Private Fund.

Platform Risk is the risk resulting from the fact that the Alt Lending ABS in which a Fund invests are typically not listed on any securities exchange and not registered under the Securities Act. In addition, a Fund anticipates that these instruments may only be sold to a limited number of investors and may have a limited or non-existent secondary market. Accordingly, a Fund currently expects that certain of the investments in Alt Lending ABS will face heightened levels of liquidity risk. Although currently, there is generally no active reliable, secondary market for certain Alt Lending ABS, a secondary market for these Alt Lending ABS may develop. If a Fund purchases Alt Lending ABS on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to a Fund. If a borrower is unable or fails to make payments on a loan for any reason, a Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) a Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated. For example, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

Portfolio Turnover Risk is the risk that a high portfolio turnover will result in greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which directly reduce net returns to investors. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund

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generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders holding shares in taxable accounts at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely affect the Fund’s after-tax returns. The realization of short-term capital gains may also cause adverse tax consequences for the Fund’s shareholders.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities is the risk that PIMCO’s or any of its affiliate’s interests or the interests of its clients may conflict with those of the Funds and the results of a Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by PIMCO or its affiliates, and it is possible that a Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.

Privacy and Data Security Risk is the risk resulting from the fact that the Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of non-U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and SEC implement the GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

Private Funds Risk – Tax Risk is the risk presented by a Fund’s investments in underlying private funds and the potential impact on a Fund’s ability to satisfy the requirements to be treated as a RIC under Subchapter M of the Internal Revenue Code (“Code”). Private funds generally are not obligated to disclose the contents of their portfolios, and this lack of transparency may make it difficult for PIMCO to monitor the sources of a Fund’s income and its diversification of assets or otherwise comply with Subchapter M of the Code.

Privately-Issued Mortgage-Related Securities Risk is the risk of nonpayment because there are no direct or indirect government, agency, or government-sponsored entity guarantees of payments in the pools created by non-governmental issuers. As a result, investments in privately issued mortgage-related securities are subject to the credit risk of the underlying collateral directly, and such securities may experience significant losses, including total loss of principal, in the event of defaults or deterioration in the credit quality of the underlying mortgage loans. Additionally, privately-issued mortgage-related securities generally are exempt from registration under the Securities Act of 1933 and, as such, are not subject to the same disclosure requirements as publicly-issued mortgage-related securities.

Private Placements Risk is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such

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securities. Therefore, a Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Private Real Estate Investments Risk is the risk that exposure to private commercial real estate comes with a variety of risks, including lease defaults, terminations by one or more tenants or landlord-tenant disputes that may reduce the revenues and net income from investments in U.S. and non-U.S. real estate investments through one or more controlled subsidiaries structured as real estate investment trusts (each a “REIT Subsidiary”), which would reduce the amount of income payable by the REIT Subsidiary to a Fund. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect a Fund’s performance.

Real Estate Risk is the risk associated with investing in real estate investments, including investments in equity or debt securities issued by private and public REITs, real estate operating companies (“REOCs”), private or public real estate-related loans, real estate-linked derivative instruments and pooled investment vehicles (including registered investment companies and private funds or other pooled investment vehicles that would qualify as “investment companies” under the 1940 Act but for an applicable exemption or exclusion) that invest in real estate investments, as applicable. A Fund will be subject to the risks associated with owning real estate and with the real estate industry generally.

Real Estate Joint Venture Risk is the risk that in joint ventures with third parties to make investments, the investments in U.S. and non-U.S. real estate investments through one or more REIT Subsidiaries would generally share control with the third-party partner (for example, the REIT Subsidiary may have approval rights over some or all of the joint venture’s activities, and in limited circumstances that do not amount to primary control of the joint venture, may have the ability to require that the joint venture take specific actions), even though the REIT Subsidiary may hold a majority of the economic interests of a joint venture.

Regulatory Changes Risk is the risk associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. A Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that a Fund and PIMCO will continue to be eligible for such exemptions. Moreover, government regulation may have unpredictable and unintended effects.

Legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Fund’s ability to pursue its investment objective or utilize certain investment strategies and techniques.

Reinvestment Risk is the risk that income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are

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below the portfolio’s current earnings rate. A Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

REIT Risk is the risk associated with investing in REITs, which are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not typically taxed on the income distributed to shareholders. Therefore, REITs may pay higher dividends than other issuers.

REIT Subsidiary Risk is the risk that investments in U.S. and non-U.S. real estate investments through one or more REIT Subsidiaries are subject to risks associated with the direct ownership of real estate. REIT Subsidiaries may be affected by changes in the real estate markets generally as well as changes in the values of any properties owned by the REIT Subsidiaries or securing any mortgages owned by the REIT Subsidiaries (which changes in value could be influenced by market conditions for real estate in general or fluctuations in the value of rights to natural resources appurtenant to the properties held by the REIT Subsidiaries).

Repurchase Agreements Risk is the risk that, if the party agreeing to repurchase a security should default, a Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Repurchase Offers Risk is the risk that results from the fact that the Funds are “interval funds” and, in order to provide liquidity to shareholders, the Funds, subject to applicable law, intend to conduct quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. The Funds believe that these repurchase offers are generally beneficial to each Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of a Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of a Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives.

Risk Retention Investment Risk is the risk associated with the Fund’s investments in risk retention tranches of commercial mortgage-backed securities (“CMBS”) or other eligible securitizations, if any (“risk retention tranches”), which are eligible residual interests typically held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act (the “U.S. Risk Retention Rules”). There can be no assurance that the applicable federal agencies charged with the implementation of the final U.S. Risk Retention Rules (the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the final U.S. Risk Retention Rules will not change. Furthermore, if the Fund breaches any undertakings in any risk retention agreement, it

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will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.

Senior Debt Risk is the risk that a Fund will be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Structured Investments Risk is the risk that a Fund’s investment in structured products, including structured notes, credit-linked notes and other types of structured products, bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. A Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund.

Subprime Risk is the risk that loans, and debt instruments collateralized by loans, acquired by a Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. A Fund is not restricted by any particular borrower credit risk criteria and/or qualifications when acquiring loans or debt instruments collateralized by loans.

Subsidiary Risk is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

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Tax Risk is the risk that if, in any year, a Fund were to fail to qualify for treatment as a regulated investment company under Subchapter M of the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

U.S. Government Securities Risk is the risk that the obligations supported by (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase the agency’s obligations (iv) or only by the credit of the agency, instrumentality or corporation will not be satisfied in full, or that such obligations will decrease in value or default. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Valuation Risk is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Zero-Coupon Bonds, Step-Ups and Payment-in-Kind Securities Risk is the risk presented by the market prices of zero-coupon, step ups and payment-in-kind securities generally being more volatile than the prices of securities that pay interest periodically and in cash, and being likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. In addition, as these securities may not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in a Fund’s portfolio.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s Prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a

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counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes, the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Funds, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects

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changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin. These values as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Manager to the Funds, pursuant to an investment management agreement. Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing the Funds investment guidance and policy direction in connection with the management of the Funds, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

In rendering investment advisory services to each Fund, PIMCO may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “PIMCO Overseas Affiliates”), to provide portfolio management, research and trading services to a Fund under the Memorandums of Understanding (“MOUs”). Each of the PIMCO Overseas Affiliates are Participating Affiliates of PIMCO as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and

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trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each PIMCO Overseas Affiliate and any of their respective employees who provide services to the Funds are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.

(b) Distribution and Servicing Fees PIMCO Investments LLC (the “Distributor,” an affiliate of PIMCO) serves as the principal underwriter in the continuous public offering of each Fund’s shares pursuant to a distribution contract (“Distribution Contract”) with each Fund, which is subject to annual approval by the Board. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management LLC.

Each Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although neither Fund is an open-end investment company, each Fund has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Act which permits it to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Each Distribution and Servicing Plan permits the respective Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-1 Common Shares, Class A-2 Common Shares, Class A-3 Common Shares or Class A-4 Common Shares, as applicable. Most or all of the distribution and/ or service fees are paid to financial firms through which Common Shareholders may purchase and/or hold Class A-1, Class A-2, Class A-3 and Class A-4 Common Shares, as applicable. Because these fees are paid out of the applicable share class’s assets on an ongoing basis, over time they will increase the cost of an investment in Class A-1, Class A-2, Class A-3 or Class A-4 Common Shares and may cost a shareholder more than other sales charges.

The Management Fee and maximum Distribution and Servicing Fees for all classes, as applicable, are charged at the annual rates as noted in the following table:

	Management Fee		Distribution and/or Servicing Fee(1)

Fund Name	All Classes		Institutional Class	Class A-1		Class A-2		Class A-3		Class A-4
PIMCO Flexible Emerging Markets Income Fund	1.30%	(2)	N/A	0.50%	*	0.50%	*	0.75%	*	0.75%	*
PIMCO Flexible Credit Income Fund	1.75%	(3)	N/A	0.50%		0.50%		0.75%		0.75%

*	This particular share class has been registered with the SEC, but was not operational during the fiscal year ended June 30, 2026.
(1)	Calculated as a percentage of each Fund’s average daily net assets attributable to the applicable class of respective Fund.
(2)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets include total assets of a Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls, tender option bonds and borrowings).

(3)

Pursuant to an investment management agreement between the Manager and the Fund, the Fund has agreed to pay to PIMCO an annual fee, payable monthly, in an amount equal to the lesser of (i) 1.30% of the Fund’s average daily “total managed assets” (as defined below) and (ii) 1.75% of the Fund’s average daily net assets (excluding daily net assets attributable to any preferred shares of the Fund that may be outstanding). “Total managed assets” include total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls/buybacks,

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borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls/ buybacks and borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. By way of clarification, with respect to any reverse repurchase agreement, dollar roll or similar transaction, “total managed assets” include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. In addition, for purposes of calculating “total managed assets,” the Fund’s derivative investments will be valued based on their market value. Average daily net asset value includes total assets of the Fund minus accrued liabilities.

The Distributor also received the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A-2 shares. For the period ended June 30, 2026, the Distributor retained $37,235 representing contingent deferred sales charges from PIMCO Flexible Credit Income Fund.

(c) Fund Expenses PIMCO Flexible Emerging Markets Income Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of, except as otherwise agreed under the Investment Management Agreement, outside legal counsel or third-party service providers, agents, operating partners, insurers or consultants retained in connection with insuring, reviewing, negotiating, structuring, acquiring, disposing of and/or terminating specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests (except as otherwise agreed to between PIMCO and any such fund or vehicle); (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and

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incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of Common Shares, including, without limitation, sub-transfer agency expenses and distribution and/or service fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Fund may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third-party.

PIMCO Flexible Credit Income Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including

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extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of Common Shares, including without limitation, sub-transfer agency expenses and distribution and/or service fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Fund may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third-party.

Each of the Trustees of the Board who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (the “PIMCO Closed-End Funds”), together with the Funds, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund,” and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

(d) Expense Limitation PIMCO has contractually agreed, through November 3, 2026, for PIMCO Flexible Emerging Markets Income Fund and November 1, 2026, for PIMCO Flexible Credit Income Fund to waive its management fee, or reimburse each Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees (the “Specified Expenses”) exceed 0.07% of each Fund’s net assets (the “Expense Limit”). The expense limitation agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Funds at least 30 days’ notice prior to the end of the then current term. Under an expense limitation agreement, in any month in which the investment management agreement is in effect, the estimated annualized Specified Expenses for that month are less than the Expense Limit, PIMCO is entitled to reimbursement by a Fund of any portion of the management fee waived or reduced pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not (i) together with the annualized Specified Expenses exceed, for such

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month, the Expense Limit; (ii) exceed the total Reimbursement Amount; or (iii) include any amounts previously reimbursed to PIMCO. For the avoidance of doubt, any reimbursement of PIMCO’s management fee pursuant to the Expense Limitation Agreement plus any recoupment of Specified Expenses will not exceed the lesser of (i) the expense limit in effect at the time of waiver or reimbursement and (ii) the expense limit in effect at the time of recoupment. As of June 30, 2026, there were no recoverable amounts.

Pursuant to each Fund’s Expense Limitation Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. As of June 30, 2026, the Fund(s) below waived and/or reimbursed the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Flexible Emerging Markets Income Fund	$3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

The Funds have received exemptive relief from the SEC that, to the extent the Funds rely on such relief, permits it to (among other things) co-invest with certain other persons, including certain affiliates of the Advisor and certain public or private funds managed by the Advisor and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments imposes extensive conditions on any co-investments made in reliance on such relief.

11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by a Fund. Frequent and active trading of a Fund’s portfolio holdings may cause adverse tax consequences for shareholders due to an increase in short-term capital gains and may also adversely

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June 30, 2026

impact the Fund’s after-tax returns. The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2026 were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Flexible Emerging Markets Income Fund	$1,058	$1,334	$56,973	$42,568

PIMCO Flexible Credit Income Fund	156,173	212,816	2,868,791	1,317,590

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Flexible Emerging Markets Income Fund

	Year Ended 06/30/2026		Year Ended 06/30/2025

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	891	$8,297	1,788	$15,277

Issued as reinvestment of distributions

Institutional Class	311	2,896	266	2,273

Cost of shares redeemed

Institutional Class	(194)	(1,763)	(36)	(306)

Net increase (decrease) resulting from Fund share transactions	1,008	$9,430	2,018	$17,244

	PIMCO Flexible Credit Income Fund (Consolidated)
	Year Ended 06/30/2026		Year Ended 06/30/2025

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	115,466	$816,967	85,162	$605,151

Class A-1	15	105	18	120

Class A-2	17,278	121,844	6,421	45,752

Class A-3	53,020	375,195	29,807	211,914

Class A-4	5,760	40,972	4,368	30,924

Issued as reinvestment of distributions

Institutional Class	16,792	118,364	13,220	93,953

Class A-1	2	15	0	2

Class A-2	1,908	13,402	1,154	8,198

Class A-3	8,794	61,935	5,614	39,882

Class A-4	724	5,094	265	1,879

ANNUAL REPORT	JUNE 30, 2026	141

Notes to Financial Statements (Cont.)

	PIMCO Flexible Credit Income Fund (Consolidated)
	Year Ended 06/30/2026		Year Ended 06/30/2025

	Shares	Amount	Shares	Amount

Cost of shares redeemed

Institutional Class	(68,918)	$(485,359)	(41,713)	$(295,314)

Class A-1	(1)	(6)	(1,368)	(9,745)

Class A-2	(3,103)	(21,780)	(2,206)	(15,707)

Class A-3	(11,898)	(83,804)	(10,062)	(71,301)

Class A-4	(1,318)	(9,316)	(1,171)	(8,268)

Net increase (decrease) resulting from Fund share transactions	134,521	$953,628	89,509	$637,440

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of persons that owned of record or beneficially 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of June 30, 2026. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Funds’ Manager.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Flexible Emerging Markets Income Fund	0	1	0%	53%

PIMCO Flexible Credit Income Fund	1	0	23%	0%

14. REPURCHASE OFFERING

Each Fund is an “interval fund” and, in order to provide liquidity to shareholders, each Fund, subject to applicable law, conducts quarterly repurchase offers of its outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be between 5% and 25%, or such other amount as may be permitted under applicable rules and regulations or no-action, exemptive or other relief, of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Act. Each Fund currently expects to conduct quarterly repurchase offers for 5% of their outstanding Common Shares under ordinary circumstances. Each Fund believes that these repurchase offers are generally beneficial to the Funds’ shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of each Fund to be fully invested or force the Funds to maintain a higher percentage of their assets in liquid investments, which may harm each Funds’ investment performance. Moreover, diminution in the size of each Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of each Fund to participate in new investment opportunities or to achieve its investment objective(s) and will tend to increase the Funds’ expense ratio per Common Share for remaining shareholders. Each Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Funds’ investments. Each Fund believes that payments received in connection with the Funds’ investments will generate sufficient cash to meet

142	PIMCO INTERVAL FUNDS

June 30, 2026

the maximum potential amount of the Funds’ repurchase obligations. If at any time cash and other liquid assets held by the Funds are not sufficient to meet the Funds’ repurchase obligations, each Fund intends, if necessary, to sell investments. If, as expected, each Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if a Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their Common Shares by increasing the Funds’ expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, a Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of its outstanding shares as of the date of the Repurchase Request Deadline (as defined in each Fund’s prospectus). In the event that the Funds determine not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Funds’ outstanding shares as of the date of the Repurchase Request Deadline, the Funds will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Funds during a particular repurchase offer. Notwithstanding the foregoing, a Fund may accept all Common Shares tendered for repurchase by shareholders who own less than one hundred Common Shares and who tender all of their Common Shares, before prorating Common Shares tendered by other shareholders; provided that, if a shareholder holds shares through a financial intermediary, such intermediary may not be willing or able to arrange for this treatment on such shareholder’s behalf. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Funds may be a taxable event to shareholders.

During the period ended June 30, 2026, each Fund engaged in repurchase offers as follows:

PIMCO Flexible Emerging Markets Income Fund

The following table summarizes the repurchase offers completed by the Fund for all share classes during the year ended June 30, 2026.

Repurchase Request Deadline/Pricing Date	% of Outstanding Shares Offered to be Repurchased	Number of Shares Tendered for Repurchase	Aggregate Consideration for Repurchased Shares	Number of Shares Repurchased	% of Outstanding Shares Repurchased	Proration% Repurchased(1)
August 7, 2025	5%	133,294	$1,186,315	133,294	2.24%	N/A
November 7, 2025	5	1,511	14,141	1,511	0.03%	N/A
February 5, 2026	5	49,658	474,239	49,658	0.79%	N/A

May 5, 2026	5	9,493	88,566	9,493	0.16%	N/A

(1)

If the repurchase offer was oversubscribed, the Fund repurchased shares on a pro-rata basis. The Proration % Repurchased equals the Number of Shares Repurchased divided by the Number of Shares Tendered for Repurchase.

ANNUAL REPORT	JUNE 30, 2026	143

Notes to Financial Statements (Cont.)

PIMCO Flexible Credit Income Fund

The following table summarizes the repurchase offers completed by the Fund for all share classes during the year ended June 30, 2026.

Repurchase Request Deadline/Pricing Date	% of Outstanding Shares Offered to be Repurchased	Number of Shares Tendered for Repurchase	Aggregate Consideration for Repurchased Shares	Number of Shares Repurchased	% of Outstanding Shares Repurchased	Proration% Repurchased(1)
August 7, 2025	5%	14,536,516	$104,081,452	14,536,516	2.78%	N/A
November 7, 2025	5	22,065,005	158,868,032	22,065,005	3.81%	N/A
February 5, 2026	5	15,685,737	111,211,878	15,685,737	2.58%	N/A

May 5, 2026	5	30,954,602	212,039,024	30,954,602	4.83%	N/A

(1)

If the repurchase offer was oversubscribed, the Fund repurchased shares on a pro-rata basis. The Proration % Repurchased equals the Number of Shares Repurchased divided by the Number of Shares Tendered for Repurchase.

15. BASIS FOR CONSOLIDATION

PFLEXLS I LLC, CLM 13648 LLC and MLM 13648 LLC, each a Delaware limited liability company, were formed as Subsidiaries acting as investment vehicles for PIMCO Flexible Credit Income Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objective(s) and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its Subsidiaries. Accordingly, the consolidated financial statements include the accounts of the Fund and its Subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Fund. See the table below for details regarding the structure and incorporation as of June 30, 2026 of the Subsidiaries.

Fund Name	Subsidiary	Date of Organization	Subsidiary % of Consolidated Fund Net Assets†

PIMCO Flexible Credit Income Fund	PFLEXLS I LLC	12/01/2017	0.0%

PIMCO Flexible Credit Income Fund	CLM 13648 LLC	03/29/2018	0.0%

PIMCO Flexible Credit Income Fund	MLM 13648 LLC	04/03/2018	2.5%

†	A zero balance may reflect actual amounts rounding to less than 0.01%.

16. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

17. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made. Due to the timing of when distributions are made by a Fund, the Fund may be subject to an excise tax of

144	PIMCO INTERVAL FUNDS

June 30, 2026

4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2026, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

In this reporting period, the Funds adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure income taxes paid disaggregated by jurisdiction. Adoption of the new standard impacted financial statement disclosures only and did not affect any Funds financial position or the results of its operations. For the annual period covered by this report, the funds did not pay any material federal, state or local income taxes or any material income taxes in foreign jurisdictions.

The Funds file U.S. federal, state and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2026, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late- Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Flexible Emerging Markets Income Fund	$1,848	$0	$636	$(187)	$(941)	$0	$0	$1,356

PIMCO Flexible Credit Income Fund	49,208	0	(503,145)	(18,633)	(571,487)	0	0	(1,044,057)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs), interest accrued on defaulted securities, grantor trusts, hyperinflationary investments, special purpose vehicle (SPV) transactions, and partnerships.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2025 through June 30, 2026 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2025 through June 30, 2026 and Ordinary losses realized during the period January 1, 2026 through June 30, 2026 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	JUNE 30, 2026	145

Notes to Financial Statements (Cont.)

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2026, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Flexible Emerging Markets Income Fund	$648	$293

PIMCO Flexible Credit Income Fund	63,469	508,018

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2026, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Flexible Emerging Markets Income Fund	$71,133	$5,125	$(4,562)	$563

PIMCO Flexible Credit Income Fund	7,115,418	466,279	(972,321)	(506,042)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs), interest accrued on defaulted securities, grantor trusts, hyperinflationary investments, special purpose vehicle (SPV) transactions, and partnerships.

For the fiscal years ended June 30, 2026 and June 30, 2025, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2026			June 30, 2025

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Flexible Emerging Markets Income Fund	$5,164	$0	$0	$3,802	$0	$0

PIMCO Flexible Credit Income Fund	442,756	0	0	340,442	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

146	PIMCO INTERVAL FUNDS

June 30, 2026

18. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	JUNE 30, 2026	147

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (hereafter collectively referred to as the “Funds”) as of June 30, 2026, the related statements of operations and cash flows for the year ended June 30, 2026, the statements of changes in net assets for each of the two years in the period ended June 30, 2026, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of June 30, 2026, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2026 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

PIMCO Flexible Emerging Markets Income Fund

PIMCO Flexible Credit Income Fund *

* The financial statements for PIMCO Flexible Credit Income Fund are presented on a consolidated basis

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 28, 2026

We have served as the auditor of one or more investment companies in PIMCO Interval Funds since 2016.

148	PIMCO INTERVAL FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BMO	BMO Capital Markets Corporation	MBC	HSBC Bank Plc
BNY	Bank of New York Mellon	MEI	Merrill Lynch International
BOA	Bank of America N.A.	MSB	Morgan Stanley Bank, N.A
BOS	BofA Securities, Inc.	MSC	Morgan Stanley & Co. LLC.
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
BSH	Banco Santander S.A. - New York Branch	MZF	Mizuho Securities USA LLC
BYR	The Bank of Nova Scotia - Toronto	NGF	Nomura Global Financial Products, Inc.
CBK	Citibank N.A.	NOM	Nomura Securities International, Inc.
CDC	Natixis Securities Americas LLC	RCE	Royal Bank of Canada Europe Limited
CEW	Canadian Imperial Bank of Commerce World Markets	RCY	Royal Bank of Canada
DBL	Deutsche Bank AG London	RTA	RBC (Barbados) Trading Bank Corp.
DEU	Deutsche Bank Securities, Inc.	SBI	Citigroup Global Markets Ltd.
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FAR	Wells Fargo Bank National Association	SGY	Societe Generale, NY
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GSC	Goldman Sachs & Co. LLC	SSB	State Street Bank and Trust Co.
GST	Goldman Sachs International	TDM	TD Securities (USA) LLC
IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford
JML	JP Morgan Securities Plc	UBS	UBS Securities LLC
JPM	JP Morgan Chase Bank N.A.	WFS	Wells Fargo Securities, LLC

Currency Abbreviations:
AUD	Australian Dollar	KRW	South Korean Won
AZN	Azerbaijani Manat	KWD	Kuwaiti Dinar
BRL	Brazilian Real	KZT	Kazakhstani Tenge
CAD	Canadian Dollar	MNT	Mongolian Tugrik
CHF	Swiss Franc	MXN	Mexican Peso
CLP	Chilean Peso	NGN	Nigerian Naira
CNH	Chinese Renminbi (Offshore)	NOK	Norwegian Krone
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
COP	Colombian Peso	PHP	Philippine Peso
CZK	Czech Koruna	PKR	Pakistani Rupee
DOP	Dominican Peso	PLN	Polish Zloty
EGP	Egyptian Pound	PYG	Paraguayan Guarani
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	THB	Thai Baht
GHS	Ghanaian Cedi	TRY	Turkish New Lira
HKD	Hong Kong Dollar	TWD	Taiwanese Dollar
HUF	Hungarian Forint	UGX	Ugandan Shilling
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
ILS	Israeli Shekel	UZS	Uzbekistani Sum
INR	Indian Rupee	VND	Vietnamese Dong
JPY	Japanese Yen	ZAR	South African Rand
KES	Kenyan Schilling

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter
EUREX	Eurex Exchange

ANNUAL REPORT	JUNE 30, 2026	149

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Index/Spread Abbreviations:
BISTREFI	Turkish Lira Overnight Reference Rate	HSMMUSTF	HSBC UST Money Market Yield
BNMMDTSC	Dreyfus Treasury Securites Cash Management Fund Yield	IBR	Indicador Bancario de Referencia
BOBL	Bundesobligation, the German word for federal government bond	JMMMUSTF	JP Morgan Money Market US Treasury Fund Index
BP0003M	3 Month GBP-LIBOR	JY0003M	3 Month JPY-LIBOR
BRMMUSDF	BlackRock Money Market US Treasury Fund Index	MSMMUSTF	MSILF Money Market US Treasury Fund Index
CDOR06	6 Month CDN Swap Rate	MUTKCALM	Tokyo Overnight Average Rate
CDX.EM	Credit Derivatives Index - Emerging Markets	SIBCSORA	Singapore Overnight Rate Average
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate
EUR006M	6 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate
EUR012M	12 Month EUR Swap Rate	TSFR1M	Term SOFR 1-Month
FHMMUSTF	Federated Hermes US Treasury Cash Reserves Fund Yield	TSFR3M	Term SOFR 3-Month
GSMMUSTF	Goldman Sachs Money Market US Treasury Fund Index	TSFR6M	Term SOFR 6-Month
GSMMUSTI	Goldman Sachs Money Market US Treasury Instrument Index

Other Abbreviations:
ABS	Asset-Backed Security	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
ALT	Alternate Loan Trust	OIS	Overnight Index Swap
BBR	Bank Bill Rate	PIK	Payment-in-Kind
BRL-CDI	Brazil Interbank Deposit Rate	PRIBOR	Prague Interbank Offered Rate
CDO	Collateralized Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit
CHILIBOR	Chile Interbank Offered Rate	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
CMBS	Collateralized Mortgage-Backed Security	TBD%	Interest rate to be determined when loan settles or at the time of funding
DAC	Designated Activity Company	THB-THOR	Thai Overnight Repurchase Rate
EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
JIBAR	Johannesburg Interbank Agreed Rate	WIBOR	Warsaw Interbank Offered Rate

150	PIMCO INTERVAL FUNDS

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2026 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Flexible Emerging Markets Income Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2026	$0.0629	$0.0000	$0.0000	$0.0629

February 2026	$0.0670	$0.0000	$0.0000	$0.0670

March 2026	$0.0639	$0.0000	$0.0000	$0.0639

April 2026	$0.0667	$0.0000	$0.0000	$0.0667

May 2026	$0.0642	$0.0000	$0.0000	$0.0642

June 2026	$0.0591	$0.0000	$0.0000	$0.0591

PIMCO Flexible Credit Income Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2026	$0.0605	$0.0000	$0.0000	$0.0605

February 2026	$0.0543	$0.0000	$0.0000	$0.0543

March 2026	$0.0579	$0.0000	$0.0000	$0.0579

April 2026	$0.0564	$0.0000	$0.0000	$0.0564

May 2026	$0.0583	$0.0000	$0.0000	$0.0583

June 2026	$0.0564	$0.0000	$0.0000	$0.0564

Class A-1	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2026	$0.0574	$0.0000	$0.0000	$0.0574

February 2026	$0.0518	$0.0000	$0.0000	$0.0518

March 2026	$0.0549	$0.0000	$0.0000	$0.0549

April 2026	$0.0534	$0.0000	$0.0000	$0.0534

May 2026	$0.0552	$0.0000	$0.0000	$0.0552

June 2026	$0.0534	$0.0000	$0.0000	$0.0534

Class A-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2026	$0.0574	$0.0000	$0.0000	$0.0574

February 2026	$0.0518	$0.0000	$0.0000	$0.0518

March 2026	$0.0549	$0.0000	$0.0000	$0.0549

April 2026	$0.0534	$0.0000	$0.0000	$0.0534

May 2026	$0.0552	$0.0000	$0.0000	$0.0552

June 2026	$0.0534	$0.0000	$0.0000	$0.0534

ANNUAL REPORT	JUNE 30, 2026	151

Distribution Information (Cont.)

(Unaudited)

Class A-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2026	$0.0558	$0.0000	$0.0000	$0.0558

February 2026	$0.0504	$0.0000	$0.0000	$0.0504

March 2026	$0.0534	$0.0000	$0.0000	$0.0534

April 2026	$0.0522	$0.0000	$0.0000	$0.0522

May 2026	$0.0539	$0.0000	$0.0000	$0.0539

June 2026	$0.0519	$0.0000	$0.0000	$0.0519

Class A-4	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2026	$0.0558	$0.0000	$0.0000	$0.0558

February 2026	$0.0504	$0.0000	$0.0000	$0.0504

March 2026	$0.0534	$0.0000	$0.0000	$0.0534

April 2026	$0.0522	$0.0000	$0.0000	$0.0522

May 2026	$0.0539	$0.0000	$0.0000	$0.0539

June 2026	$0.0519	$0.0000	$0.0000	$0.0519

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a Fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

152	PIMCO INTERVAL FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2026 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2026 was designated as ‘‘qualified dividend income’‘ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2026.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2026 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2026 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b).

Section 199A Dividends. The Funds intend to pass through the maximum amount allowable as Section 199A Dividends defined in Proposed Treasury Section 199A-3(d).

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†
PIMCO Flexible Emerging Markets Income Fund	0.00%	0.00%	$339	$0
PIMCO Flexible Credit Income Fund	4.29%	5.10%	251,726	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2027, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2026.

ANNUAL REPORT	JUNE 30, 2026	153

Changes to Board of Trustees

(Unaudited)

Effective September 18, 2025, the Board of Trustees appointed each of Ms. Sonya Morris and Mr. Mark Michel as Trustees of PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund.

Effective December 31, 2025, Ms. E. Grace Vandecruze retired from her position as Trustee of the Funds.

Effective January 1, 2026, Mr. Alan Rappaport was appointed Chair of the Trustees of the Funds, succeeding Ms. Deborah A. DeCotis.

Effective March 6, 2026, Ms. Deborah A. DeCotis retired from her position as Trustee of the Funds.

154	PIMCO INTERVAL FUNDS

Dividend Reinvestment Plan

(Unaudited)

Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), all common shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by DST Systems, Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Tax Matters.”

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent.

ANNUAL REPORT	JUNE 30, 2026	155

Management of the Funds

The charts below identify the Trustees and Officers of the Funds. Unless otherwise indicated, the business address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

A list of officers and trustees of PIMCO containing information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is included in the most recent Form ADV filed by PIMCO pursuant to the Investment Advisers Act of 1940.

A Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (844) 312-2113.

Name, Address, and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees*

Alan Rappaport 1953	Chair of the Board, Trustee	Since Inception	Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Adjunct Professor, New York University Stern School of Business (2011-2020); Lecturer, Stanford University Graduate School of Business (2013-2020); Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	24	Trustee, Allianz Funds (2010-2021); Chairman of the Board of Trustees, Virtus Closed-End Funds (2021-2023)

Sarah E. Cogan 1956	Trustee	Since 2019 (PIMCO Flexible Credit Income Fund); Since inception (PIMCO Flexible Emerging Markets Income Fund)	Retired Partner, Simpson Thacher & Bartlett LLP (law firm) (1989-2018); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).	24	Trustee, Allianz Funds (2019-2021); Trustee, Virtus Funds (2021-Present).

Kathleen A. McCartney 1955	Trustee	Since 2022	Director (since 2013) and President (since 2020), Five Colleges, Inc., consortium of liberal arts colleges and universities; President Emerita, Smith College (since 2023). Formerly, President, Smith College (2013-2023); Director, American Council on Education Board of Directors, (2015-2019); Director, Consortium on Financing Higher Education Board of Directors (2015-2019); Director, edX Board of Directors, online course provider (2012-2013); Director, Bellwether Education Partners Board, national nonprofit organization (2010-2013); Dean, Harvard Graduate School of Education (2006-2013); and Trustee, Tufts University (2007-2013).	24	None

156	PIMCO INTERVAL FUNDS

(Unaudited)

Name, Address, and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During the Past 5 Years

Mark Michel 1965	Trustee	Since 2025	Formerly, Audit Partner, Ernst & Young (2004-2025).	24	None

Sonya Morris 1962	Trustee	Since 2025	Formerly, Managing Director, Harbor Capital Advisors, an investment adviser (2013-2022); and Senior Investment Consultant (2010 -2013) and Senior Mutual Fund Analyst and Editorial Director (2004 -2010), Morningstar, Inc., a global provider of investment data and research.	24	Trustee and Investment Committee Chair, City of Cincinnati Employee Retirement System, a public pension fund (Since 2023)

Name, Address, and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Interested Trustees

Libby D. Cantrill**** 1977	Trustee	Since 2023	Managing Director, Head of Public Policy, PIMCO (since 2007); Institutional Account Manager, PIMCO (2007-2010); Legislative Aide, House of Representatives (2003-2005); and Investment Banking Analyst, Morgan Stanley (2000-2003).	24	Member of the Board of Directors, Covenant House New York (2021-Present); Member of the Board, Securities Industry and Financial Markets Association (2022-Present).

David Flattum**** 1964	Trustee	Since 2024	Consultant, PIMCO (2023-present); Global General Counsel, PIMCO (2006-2023); General Counsel and Chief Operating Officer, Allianz Asset Management of America (2001-2006).	24	None

*	“Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act).
**

Under each Fund’s Declaration of Trust, a Trustee serves during the continued lifetime of a Fund until he or she dies, resigns or is removed, or, if sooner, until the election and qualification of his or her successor.

***

The Term “Fund Complex” as used herein includes the Funds and any other registered investment company (i) that holds itself out to investors as a related company for purposes of investment and investor services; or (ii) for which PIMCO or an affiliate of PIMCO serves as primary investment adviser.

****

Ms. Cantrill and Mr. Flattum are “interested person” of each Fund, as defined in Section 2(a)(19) of the Act, due to their affiliation with PIMCO and its affiliates. Their business address is c/o 650 Newport Center Drive, Newport Beach, California 92660.

ANNUAL REPORT	JUNE 30, 2026	157

Management of the Funds (Cont.)

Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Eric D. Johnson[1] 1970	President	Since July 2026	Executive Vice President and Co-Head of Funds Business Group Americas, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018 (PIMCO Flexible Credit Income Fund); Since Inception (PIMCO Flexible Emerging Markets Income Fund)	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Ryan G. Leshaw[1] 1980	Chief Legal Officer and Secretary	Chief Legal Officer – Since 2019; Secretary – Since 2024	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Capital Solutions BDC Corp., Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Asset-Based Lending Co LLC.

Joshua D. Ratner 1976	Senior Vice President	Since July 2026	Executive Vice President and Head of Americas Operations – Client, Legal and Funds; Deputy General Counsel, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Director, PIMCO Canada Corp., PIMCO Aurora LLC.

Peter G. Strelow[1] 1970	Senior Vice President	Since 2019 (PIMCO Flexible Credit Income Fund); Since Inception (PIMCO Flexible Emerging Markets Income Fund)	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Douglas B. Burrill 1980	Vice President	Since 2022	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Carol K. Chan[1] 1982	Vice President	Since 2024	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Alyssa M. Creighton[1] 1974	Vice President	Since 2024	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Jason R. Duran[1] 1977	Vice President	Since 2023	Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

158	PIMCO INTERVAL FUNDS

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Michele N. Ellis[1] 1975	Vice President	Since 2024	Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Capital Solutions BDC Corp., PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Kenneth W. Lee[1] 1972	Vice President	Since 2022	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Greg J. Mason[2] 1980	Vice President	Since 2023	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen P. McLaughlin[2] 1983	Vice President	Since 2024	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Shiv Narain[1] 1981	Vice President	Since 2024	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keith A. Werber[1] 1973	Vice President	Since 2022	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth[1] 1979	Vice President	Since 2024	Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh[1] 1978	Treasurer	Since 2021 (PIMCO Flexible Credit Income Fund); Since Inception (PIMCO Flexible Emerging Markets Income Fund)	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans[1] 1982	Deputy Treasurer	Since 2022	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown[2] 1967	Assistant Treasurer	Since inception	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Russel B. Davenport[2] 1986	Assistant Treasurer	Since July 2026	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	JUNE 30, 2026	159

Management of the Funds (Cont.)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Laine E. Pacetti[1] 1989	Assistant Treasurer	Since 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason R. Stern 1979	Assistant Treasurer	Since 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Paul J. Vitale[2] 1980	Assistant Treasurer	Since July 2026	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Chi H. Vu1 1983	Assistant Treasurer	Since 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Myung F. Shin[1] 1986	Assistant Secretary	Since July 2026	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Morgan F. Willard 1994	Assistant Secretary	Since July 2026	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
[2]	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

160	PIMCO INTERVAL FUNDS

Approval of Investment Management Agreements

(Unaudited)

PFLEX, EMFLX

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of each of PIMCO Flexible Credit Income Fund (“PFLEX”) and PIMCO Flexible Emerging Markets Income Fund (“EMFLX”) (each, a “Fund” and, collectively, the “Funds”), voting separately, annually approve the continuation of the Investment Management Agreement between each Fund and Pacific Investment Management Company LLC (“PIMCO”) (each, an “Investment Management Agreement”). At an in-person meeting held on June 23, 2026 (the “Approval Meeting”), the Board, including the Independent Trustees, considered and unanimously approved the continuation of each Investment Management Agreement for an additional one-year period commencing on August 1, 2026. In addition, the Board considered and unanimously approved the (i) investment management agreement between PIMCO and PFLEX REIT LLC (the “REIT Subsidiary”) (the “REIT Subsidiary Agreement”), for an initial two-year period; and (ii) continuation of the investment management agreement between PIMCO and each other wholly-owned subsidiary of PFLEX (each such subsidiary and the REIT Subsidiary, a “Subsidiary” and, collectively, the “Subsidiaries”) (each such subsidiary investment management agreement and the REIT Subsidiary Agreement, a “Subsidiary Agreement” and, together with each Investment Management Agreement, the “Agreements”), for the same additional one-year period. The Board, including the Independent Trustees, also considered and unanimously approved the Fee Reduction Agreement between PIMCO and PFLEX (the “Fee Reduction Agreement”), to be effective as long as the REIT Subsidiary Agreement is in effect.

The Trustees noted that, at an in-person meeting held on March 26, 2025, they had approved changes to PFLEX’s annual management fee rate paid by the Fund, effective April 1, 2025, to change PFLEX’s fee from an annual rate of 1.30% of PFLEX’s average daily total managed assets to the lesser of (i) 1.30% of PFLEX’s average daily total managed assets or (ii) 1.75% of PFLEX’s average daily net assets (the “Fee Amendment”).

In addition to the Approval Meeting, the Contracts Committee and the Performance Committee of the Board held a joint meeting on June 5, 2026 to discuss materials provided by PIMCO in connection with the Trustees’ review of the Agreements and the Fee Reduction Agreement. The annual contract review process also involved multiple discussions and meetings with members of the Contracts Committee and the full Contracts Committee (the Approval Meeting, together with such discussions and meetings, the “Contract Renewal Meetings”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“Independent Counsel”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from PIMCO attended portions of the Contract Renewal Meetings and responded to questions from the Independent Trustees. The Contracts Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in considering each Agreement and the fees paid thereunder.

In connection with their deliberations regarding the proposed continuation of the Agreements, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be

ANNUAL REPORT	JUNE 30, 2026	161

Approval of Investment Management Agreements (Cont.)

necessary to evaluate the terms of the Agreements. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreements.

In evaluating each Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions, inclusive of any follow-up inquiries, submitted by the Independent Trustees and Independent Counsel. The Board also met with senior representatives of PIMCO regarding its personnel, operations, and estimated profitability as they relate to each Fund. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value (“NAV”) and distribution yield of each Fund’s Institutional Class Shares (both absolute and compared against an appropriate peer group); use of leverage; investment, operational and other relevant risks for the Funds; and other portfolio information, including any use of derivatives. The Trustees also received periodic reports on, among other matters, pricing and valuation, compliance, and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees reviewed summaries prepared by PIMCO that analyzed each Fund based on a number of factors, including fees/expenses, performance, distribution yield (which may be comprised of ordinary income, net capital gains, and/or a return of capital), and risk-based factors, as of December 31, 2025. They also considered, among other information, performance based on NAV, investment objective and strategy, portfolio managers, assets under management, outstanding leverage, annual fund operating expenses, total expense ratio and management fee comparisons between each Fund and its Broadridge Expense Group (as defined below), and estimated profitability to PIMCO from its relationship with each Fund. In considering the Broadridge Performance Universe and Broadridge Expense Group (both as defined below), the Trustees requested that PIMCO comment on whether the peer funds selected for each Fund by Broadridge Financial Solutions, Inc. (“Broadridge”) provided an appropriate comparison, and if not, whether PIMCO believes another peer group would provide a more appropriate comparison.

With respect to each Subsidiary Agreement, the Trustees considered that PFLEX utilizes its Subsidiaries to execute its investment strategy, and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreement in the same manner as it does for PFLEX under its Investment Management Agreement. The Trustees also considered that, with respect to each Subsidiary, excluding the REIT Subsidiary, PIMCO does not collect or retain a separate advisory or other fee from the applicable Subsidiary Agreement and that PIMCO’s profitability with respect to PFLEX is not impacted as a result of such Subsidiary Agreement. The Trustees further considered that, with respect to the REIT Subsidiary, PIMCO collects a separate advisory fee pursuant to the REIT Subsidiary Agreement and also noted that PFLEX does not pay a higher management fee because, under the Fee Reduction Agreement, PFLEX’s management fee is reduced by the amount of the advisory fee paid pursuant to the REIT Subsidiary Agreement. The Trustees determined, therefore, that it was appropriate to consider the approval of each Subsidiary Agreement and the Fee Reduction Agreement collectively with their consideration of PFLEX’s Investment Management Agreement.

The Trustees’ conclusions as to the continuation of each Agreement were based on a comprehensive consideration of all information provided to the Trustees during the Contract Renewal Meetings and

162	PIMCO INTERVAL FUNDS

(Unaudited)

throughout the year and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Funds, such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third-party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing investment management, administrative, and/or other services, and general corporate ownership and business operations unrelated to the Funds. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds, noting PIMCO’s experience in managing interval funds, such as the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; changes to the named portfolio managers of the Funds occurring during the one-year period ended December 31, 2025; information regarding the Funds’ use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; the general process or philosophy for determining employee compensation; and the operational infrastructure, including technology systems and cybersecurity measures, of PIMCO.

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Funds beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and its ability to comply with the investment policies of the Funds; the compliance programs and risk controls of PIMCO (including the implementation of new policies and programs); the specific contractual obligations of PIMCO pursuant to the Agreements; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; PIMCO’s risk management function; and the time and resources PIMCO expends monitoring the leverage employed by the Funds. The Trustees considered conditions that might affect PIMCO’s ability to provide high-quality services to the Funds in the future under the Agreements, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial, business and other risks that PIMCO has undertaken as investment manager and sponsor of the Funds. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds. The Trustees also noted PIMCO’s activities under its contractual obligation to coordinate, oversee and supervise the Funds’ various outside service providers, including its negotiation of certain service providers’ fees and its due diligence and evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Trustees also considered PIMCO’s ongoing development of its own technology infrastructure and information security, including its proprietary software and applications and use of artificial intelligence, to support the Funds through, among other things, quantitative

ANNUAL REPORT	JUNE 30, 2026	163

Approval of Investment Management Agreements (Cont.)

capabilities, cybersecurity, business continuity planning, and risk management. The Trustees considered PIMCO’s strategic managed service arrangement (“Managed Services”) with a third-party consultant for various services provided to the Funds and requested information from PIMCO regarding PIMCO’s retained responsibility and oversight over the Managed Services. The Trustees also considered that PIMCO would be transitioning the Managed Services to other third-party service providers and insourcing certain services back to PIMCO by the third quarter of 2026.

After their review and deliberations, the Trustees concluded that the nature, extent and quality of the overall services provided by PIMCO under each Agreement were appropriate.

Fee and Expense Information

In assessing the reasonableness of each Fund’s fees and expenses under its Investment Management Agreement, the Trustees requested and considered, among other information, the Fund’s management fee and its total expenses as a percentage of average net assets attributable to common shares and as a percentage of average total managed assets (including assets attributable both to common shares and specified leverage outstanding), in comparison to the management fees and other expenses of a group of industry peer funds identified by Broadridge as pursuing investment strategies with classifications/objectives similar to the Fund (for each Fund, its “Broadridge Expense Group”) as well as of a broader universe of peer funds identified by Broadridge (for each Fund, its “Broadridge Expense Universe”). In each case, the total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees. The Trustees acknowledged that the peer fund management fee rate comparisons were measured against PFLEX’s annual rate of 1.30% of average daily total managed assets, as this rate has been the effective fee rate for PFLEX since the Fee Amendment became effective. The Trustees considered that the total expense ratio comparisons reflect the effect of fee and expense waivers/reimbursements. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Broadridge Expense Groups and Broadridge Expense Universes.

The Trustees considered that PIMCO has contractually agreed with each Fund, through November 3, 2026 for EMFLX and November 1, 2026 for PFLEX, to waive its management fee or reimburse the Fund to the extent that organizational expenses, expenses related to obtaining or maintaining a legal entity identifier and pro rata Trustees’ fees exceed 0.07% of the Fund’s average daily net assets. The Trustees considered that PIMCO is entitled to reimbursement under each Fund’s expense limitation agreement under certain conditions. In addition, the Trustees considered that the Fee Reduction Agreement, which reduces PFLEX’s management fee by the amount of the advisory fee paid pursuant to the REIT Subsidiary Agreement, would be effective as long as the REIT Subsidiary Agreement remains in effect.

The Trustees considered information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, including funds and accounts with comparable investment programs and/or principal investment strategies to those of the Funds, as well as certain other funds requested by the Trustees with broadly similar strategies and/or investment types. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including any open-end funds, exchange-traded funds, and listed closed-end

164	PIMCO INTERVAL FUNDS

(Unaudited)

funds with broadly similar strategies and/or investment types, there are additional portfolio management challenges in managing interval funds such as the Funds. For example, the Trustees considered that, as an interval fund, each Fund allows for (i) daily subscriptions, which allow for assets to increase over time, (ii) quarterly repurchases, which allow for assets to decrease periodically, (iii) changes in leverage, all of which result in more burdensome portfolio management, tax, accounting, regulatory and administrative processes than listed closed-end funds and open-end funds and (iv) investing in non-traditional and less liquid holdings as compared to open-end funds. In addition, the Independent Trustees considered information provided by PIMCO as to the generally broader and more extensive services provided to the Funds in comparison to those provided to private funds or institutional or separate accounts; the higher demands placed on PIMCO to provide considerable shareholder services due to the volume of investors; the greater entrepreneurial, enterprise, and reputational risk in managing registered interval funds; and the expenses, and impact on PIMCO, associated with the more extensive regulatory and compliance requirements to which the Funds are subject in comparison to private funds or institutional or separate accounts. The Trustees were advised by PIMCO that, in light of these additional challenges and additional services, different pricing structures between interval funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have comparable investment objectives and strategies to those of the Funds.

The Trustees also took into account that EMFLX pays, and under the Fee Amendment PFLEX may pay, management fees on assets attributable to types of leverage that they use (such as reverse repurchase agreements and dollar rolls), which increases the amount of management fees payable by each Fund under the applicable Investment Management Agreement (because EMFLX’s fees are calculated based on total managed assets and PFLEX’s fees are calculated based on the lesser of total managed assets and net assets). In this regard, the Trustees took into account that PIMCO may have a financial incentive for the Funds to use or continue to use leverage on which management fees are charged, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by each Fund to PIMCO under the Fund’s unified fee arrangement would therefore vary more with increases and decreases in leverage than under a non-unified fee arrangement, all other things being equal. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be in the best interests of the respective Fund under current market conditions. The Trustees noted that each quarter they receive information from PIMCO regarding the Funds’ use of leverage. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives.

The Trustees noted that the contractual management and actual management fee rates for each Fund under its unified fee arrangement were above the median contractual and actual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets. The Trustees took into account that each Fund’s unified fee arrangement covers substantially all of the Fund’s operating fees and expenses (“Operating Expenses”) and therefore, all other things being equal, would tend to be higher than the contractual management fee rates of other funds in the Broadridge Expense Group, which generally do not have

ANNUAL REPORT	JUNE 30, 2026	165

Approval of Investment Management Agreements (Cont.)

a unified fee structure and instead incur Operating Expenses directly and in addition to the management fee. The Trustees also considered the renewal of PIMCO’s expense limitation agreements. The Trustees determined that a comparison of each Fund’s total expense ratio with the total expense ratios of its Broadridge Expense Group would generally provide more meaningful comparisons than comparing contractual and actual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the unified fee arrangements have benefited and will continue to benefit common shareholders because they provide an expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of total managed assets or net assets, as applicable, making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unified fee arrangements generally insulate the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

Performance Information

Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. With respect to investment performance, the Trustees considered information regarding each Fund’s performance based on NAV, net of the Fund’s fees and expenses, both on an absolute basis and relative to the performance of its Broadridge Performance Universe (as defined below). The Trustees requested information provided by Broadridge regarding the investment performance of a broad universe of funds within the same investment classification/category that Broadridge determined are comparable to those of each Fund (for each Fund, its “Broadridge Performance Universe”). The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. The Trustees also considered information regarding the Funds’ comparative yields and risk-adjusted returns. The Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. They further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. The Trustees considered information from PIMCO regarding the risks undertaken by each Fund, including the use of leverage, and PIMCO’s management and oversight of the Fund’s risk profile.

In addition, the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee).

Profitability, Economies of Scale, and Fall-out Benefits

The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre- and post-distribution operating margin for each Fund, as well as PIMCO’s aggregate estimated pre- and post-distribution operating margin for all of the closed-end and interval funds advised by PIMCO, including the Funds (collectively, the “Estimated Margins”), in each case for the one-year period ended December 31, 2025; and (ii) a year-over-year

166	PIMCO INTERVAL FUNDS

(Unaudited)

comparison of PIMCO’s Estimated Margins for the one-year periods ended December 31, 2025 and December 31, 2024. The Trustees also took into account explanations from PIMCO regarding how certain of PIMCO’s corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. The Trustees also requested information from PIMCO regarding (i) the impact of the Managed Services and (ii) the expected impact of the upcoming Managed Services transition on PIMCO’s profitability with respect to the Funds. The Trustees also considered that PIMCO is entitled to earn a reasonable level of profits for the services that it provides to the Funds. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also considered information regarding possible economies of scale in the operation of the Funds. The Trustees noted that the Funds do not currently have any breakpoints in their management fees. The Trustees noted PIMCO’s assertion that it may share the benefits of potential economies of scale, if any, with the Funds and their shareholders in a number of ways, including by investing in portfolio and trade operations management, firm technology and cybersecurity measures, firm proprietary systems and applications, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Funds in return for fees paid. The Trustees also considered that the unified fee arrangements provide inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs increase. The Trustees further considered that, in contrast, breakpoints may be used as a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee arrangements, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee arrangements protect shareholders, during the contractual period, from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds, the use of service providers with which PIMCO has a relationship where it receives some economic benefit and research, statistical and quotation services that PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund’s Institutional Class Shares and the fees charged to each Fund, the Board considered the following information. With respect to performance quintile rankings for a Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Board considered each Fund’s performance and fees in light of the limitations inherent in the methodology for determining such comparative groups.

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Approval of Investment Management Agreements (Cont.)

(Unaudited)

PFLEX

With respect to the Fund’s total return performance of its Institutional Class Shares (based on NAV) relative to its Broadridge Performance Universe, the Trustees noted that the Fund had first quintile performance for the one-, three-, and five-year periods ended December 31, 2025.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average total managed assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

EMFLX

With respect to the Fund’s total return performance of its Institutional Class Shares (based on NAV) relative to its Broadridge Performance Universe, the Trustees noted that the Fund had fourth quintile performance for the one-year period and fifth quintile performance for the three-year period ended December 31, 2025.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

Conclusion

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements and the Fee Reduction Agreement, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent, and quality of the services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Board, including the Independent Trustees, unanimously concluded that the continuation or approval, as applicable, of the Agreements and the Fee Reduction Agreement was in the interests of each Fund and its shareholders, and should be approved.

168	PIMCO INTERVAL FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third-party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third-party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	JUNE 30, 2026	169

Privacy Policy1 (Cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

170	PIMCO INTERVAL FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co.

2323 Grand Boulevard, 5th Floor

Kansas City, MO 64108

Transfer Agent, Dividend Paying Agent and Registrar

SS&C Global Investor & Distribution Solutions, Inc.

80 Lamberton Road

Windsor, CT 06095

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the report cover.

PIF3001AR_063026

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Mark Michel, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Michel is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2026	$ 127,219
	June 30, 2025	$ 114,953

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2026	$ —
	June 30, 2025	$ —

(c)	Fiscal Year Ended	Tax Fees (2)
	June 30, 2026	$ —
	June 30, 2025	$ —

(d)	Fiscal Year Ended	All Other Fees (3)
	June 30, 2026	$ —
	June 30, 2025	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Audit-Related Fees” for the last two fiscal years.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)  Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2026	June 30, 2025
PIMCO Flexible Emerging Markets Income Fund	$—	$—
Pacific Investment Management Company LLC (“PIMCO”)	12,857,068	37,929,836

Totals	$12,857,068	$37,929,836

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)  Not applicable.

(j)  Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

Mark Michel (Chair)

Sarah E. Cogan

Kathleen A. McCartney

Sonya Morris

Alan Rappaport

Item 6.	Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to closed-end investment companies.

(b)	Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountant for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

The information required by this Item 11 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement:  The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview:  PIMCO has adopted a written proxy voting1 policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2  PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a portfolio manager decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.

Fixed-Income Securities.  Fixed income securities can be processed as proxy ballots or corporate action-consents3 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of Potential and Identified Conflicts of Interest.  The Proxy Policy permits PIMCO to seek to resolve or mitigate material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance or PIMCO’s Conflict Committee department with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to the Fund. Consistent with its management responsibilities, the Sub-Adviser would assume the authority for voting proxies on behalf of PIMCO for the Fund. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, where a sub-adviser exercises voting authority, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of September 3, 2026, the following individuals have primary responsibility for the day-to-day management of the PIMCO Flexible Emerging Markets Income Fund (the “Fund”):

Pramol Dhawan

Mr. Dhawan has been a portfolio manager of the Fund since its inception in March 2022. Mr. Dhawan is a managing director, portfolio manager and leads the emerging markets portfolio management team in the New York office. He is also a co-chair of the emerging markets portfolio committee and has served as a rotating member on the firm’s Investment Committee. Prior to joining PIMCO in 2013, he was a managing director and head of emerging markets trading for Americas at Société Générale in New York.

Michal Bar

Ms. Bar has been a portfolio manager of the Fund since its inception in March 2022. Ms. Bar is an executive vice president and portfolio manager in the London office, focusing on emerging markets (EM) corporate credit. Prior to joining PIMCO in 2019, she was a portfolio manager in the Brevan Howard Macro Fund and a member in the Brevan Howard Emerging Markets Strategies Fund, contributing to the analysis, trading, portfolio construction and management of the EM corporate credit portfolio, as well as leading a team of corporate analysts.

Brian T. Holmes

Mr. Holmes has been a portfolio manager of the Fund since January 2025. Mr. Holmes is a senior vice president and emerging markets portfolio manager in the London office. Prior to joining the emerging markets team, Mr. Holmes was a portfolio associate, focusing on insurance and euro low duration and short-term portfolios.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of June 30, 2026, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)

Pramol Dhawan[1]	7	$9,661.01	20	$33,421.17	13	$76,460.19
Michal Bar	0	$0.00	5	$2,366.01	12	$69,900.32
Brian T. Holmes[2]	0	$0.00	22	$24,215.41	10	$3,046.17

1 Of these Other Pooled Investment Vehicles, 5 account(s) totaling $12,402.62 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

2 Of these Other Accounts, 3 account(s) totaling $1,705.09 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Investors should be aware that investments made by the Fund and the results achieved by the Fund at any given time are not, including for the same or similar instruments, expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, the execution venue(s) used for a given strategy or fund, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund or to accounts in which the Fund invests. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies, purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account and/or PIMCO but detrimental to the underlying account. Such conflicts of interest could similarly in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the underlying account and/or PIMCO and that may or may not be detrimental to the investing account. For example, even if there is a fee waiver or reimbursement in place relating to the Fund’s investment in an underlying account, or relating to an investing account’s investment in the Fund, this will not necessarily eliminate all conflicts of interest, as PIMCO could nevertheless have a financial incentive to favor investments in PIMCO-affiliated funds and managers (for example, to increase the assets under management of PIMCO or a fund, product or line of business, or otherwise provide support to, certain funds, products or lines of business), which could also impact the manner in which certain transaction fees are set. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including the Fund) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Portfolio Trading. Subject to PIMCO’s policies and procedures, PIMCO may engage in “portfolio trading” for certain Clients which involves grouping similar, but not identical, securities and selling them as a single transaction. Not all Clients are eligible to participate in portfolio trading, and this approach may not achieve the same execution quality as trading the same security, or individual securities, on a standalone basis. Portfolio trading also presents potential conflicts of interest, including conflicts relating to valuation and the allocation of proceeds among participating Clients. These conflicts could result in some Clients being disadvantaged relative to some Clients as compared to other Clients. Although PIMCO has adopted policies and procedures designed to manage and mitigate these conflicts, those measures may not always be effective.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Cross Trades. A potential conflict of interest may arise in instances where the Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Selection of Service Providers. PIMCO, its affiliates and its employees may have relationships with service providers that recommend, or engage in transactions with or for, the Fund, and these relationships may influence PIMCO’s selection of these service providers for the Fund. Additionally, as a result of these relationships, service providers may have conflicts that create incentives for them to promote the Fund over other funds or financial products. In such circumstances, there is a conflict of interest between PIMCO and the Fund if the Fund determines not to engage or continue to engage these service providers.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, including Clients with similar names, investment objectives and policies, and/or portfolio management teams, but may not be available in sufficient quantities for all accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and objectives fairly and equitably over time, taking into consideration relevant factors including, without limitation: (i) the nature of the security or instrument and associated risk characteristics; (ii) applicable Client account investment restrictions and guidelines, including regulatory restrictions; (iii) Client account-specific investment objectives, restrictions and other Client instructions, as applicable; (iv) risk tolerances; (v) amounts of available cash; (vi) the need to rebalance a Client account’s portfolio (e.g., due to investor contributions and redemptions); (vii) whether the allocation would result in a Client account receiving a de minimis amount or an amount below the established minimum quantity; and (viii) other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category, which may adversely affect a Client account. In addition, quantitative strategies and certain other Client account types will have access to certain trading platforms in PIMCO’s discretion that may result in priority of trade allocations over other Client accounts or more favorable execution. In certain instances, issuers, underwriters, or counterparties may restrict participation in new issue distributions or other specialized opportunities to particular market participants and, as a result, such issuances or opportunities may not be available to, or allocated to, certain Client accounts, even where otherwise appropriate or suitable. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. PIMCO also may determine not to allocate to or purchase or sell for certain Clients all investments for which all Clients may be eligible.

Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including the Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. Such inconsistent positions may arise with respect to quantitative/systematic strategies, for example when the investment model establishes a short position and one or more other Clients maintain a long position. The subsequent short sale may result in a decrease in the price of the security that the other Client holds a long position. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client. Additionally, in certain circumstances, Client assets in discretionary Accounts may be deployed in connection with offerings of securities, including to support or facilitate larger syndicated transactions. This may create incentives to allocate such opportunities or structure transactions in a manner that benefits PIMCO or its affiliates.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Although PIMCO generally does not actively trade or manage assets on its own behalf, from time to time, PIMCO or an affiliate may invest on its own behalf, as principal, for strategic or other reasons (a proprietary investment). This may occur, for example, when the investment is an equity interest (e.g., stock or warrants) made in connection with PIMCO’s use of a product or service supplied by the issuer. In connection with these proprietary investments, PIMCO may eventually hold common stock or other publicly traded equity and may ultimately dispose of or hedge its exposure, as principal, to such proprietary investment. Such proprietary investments may be suitable for, or alternatively competitive with, a Client. In either case, PIMCO is permitted to allocate such investments away from a Client to PIMCO.

These proprietary investments can ultimately result in conflicts with Clients that also invest (including debt and equity investments) in or transact with the issuer or with other companies which may be transacting with the issuer. In other cases, a Client may be prohibited from making or disposing of an investment in the proprietary investment, or a related instrument, even when it would be in the Client’s best interest to do so. Although PIMCO will seek to mitigate and address such conflicts in a fair and reasonable manner, it may not be able to do so, and will have an incentive to favor PIMCO’s interests over the Client’s interests. PIMCO generally seeks to avoid committing to such investments if they would otherwise be suitable for and there is an investment interest on behalf of a Client; however, there is no guarantee that such measures will adequately mitigate the potential or actual conflicts, and PIMCO will have an incentive to favor its interests over a Client’s interests.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, conflicts of interest may arise with respect to decisions such as: (i) whether to make the investment; (ii) whether to exercise certain rights; (iii) whether to take an action; (iv) how to exit an investment; and (v) how to make determinations relating to proxy voting, corporate reorganizations, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout). Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients). Moreover, restrictions imposed by or through third-party automated trading platforms could affect a Client’s ability to transact through, or the quality of execution achieved through, such platforms.

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases, PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI. In addition, PIMCO will, in many cases, rely on public information in connection with the valuation of certain securities when another business unit within PIMCO or one of its affiliates may be otherwise in possession of MNPI suggesting that such valuations may be inaccurate.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

Co-Investments. The 1940 Act imposes significant limits on co-investments with affiliates of the Fund. The Fund has received exemptive relief from the SEC that, to the extent the Fund relies on such relief, permits it to (among other things) co-invest with its affiliates, including other PIMCO-sponsored open- and closed-end regulated funds and business development companies, PIMCO-sponsored or managed private funds and accounts and other PIMCO affiliates, subject to certain terms and conditions. The exemptive relief imposes certain conditions on co-investments made in reliance on such relief that may limit or restrict the Fund’s ability to participate in an investment or participate in an investment to a lesser extent. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns. PIMCO seeks to allocate investment opportunities in a fair and equitable manner over time, consistent with its allocation policies and procedures. In the event investment opportunities are allocated among the Fund and its affiliates pursuant to co-investment exemptive relief, the Fund may not be able to structure its investment portfolio in the manner desired. Pursuant to its exemptive relief, and subject to Board approval under certain circumstances, the Fund may invest in opportunities in which PIMCO and/or its affiliates have an existing investment. Co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and its affiliates. For example, from time to time, the Fund and its affiliates may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. As required by the exemptive relief, the Fund has adopted, and the Board, including the “required majority,” has approved, policies and procedures reasonably designed to ensure compliance with the terms and conditions of the exemptive relief; PIMCO has adopted and implemented policies and procedures reasonably designed to prevent the Fund from being disadvantaged by participation in the co-investment program; and the Board is provided with regular reporting regarding the co-investment program.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable law. Clients (and investors in the Fund) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. Clients (and Fund investors) should also be aware that the Fund may experience losses associated with decisions or actions directly or indirectly attributable to PIMCO, and PIMCO may determine whether compensation to the Fund for such losses is appropriate in view of its standard of care. PIMCO will attempt to resolve such matters fairly subject to applicable PIMCO policies and procedures, and applicable laws, but even so, such matters may not be resolved in favor of Clients’ (and Fund Investor’s) interests and may in fact be resolved in a manner adverse to their interests. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases, PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Certain service providers to the Fund are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Fund, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Fund. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Additionally, the Fund may participate in certain investment opportunities sourced by PIMCO or an affiliate, and excess demand may be placed or referred by an affiliated service provider to third parties in return for a fee. Conflicts of interest could arise from such instances even if the Fund does not pay fees to the affiliated service provider in connection with such transactions. For example, PIMCO could have an incentive to allocate less of an investment opportunity to the Fund in order to increase fees received by the affiliated service provider (by increasing the amount of the opportunity placed or referred to third parties), or an incentive to consider the affiliated service provider’s receipt of fees when determining whether the Fund will participate in such an investment opportunity (which may impair whether the investment opportunity is made available). Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures will be successful. Moreover, PIMCO’s policies and procedures may be modified or terminated at any time in PIMCO’s sole discretion.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for a portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

(a)(3)

As of June 30, 2026, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s and its affiliates’ approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.

Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Variable Compensation – In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5- year, 4-year, 3-year, 2- year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups; and

•	Amount and nature of assets managed by the portfolio manager.

The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. Additionally, PIMCO’s Carried Interest Plan provides eligible participants (i.e., those who provide services to PIMCO’s alternative funds) a percentage of the carried interest otherwise payable to PIMCO if the applicable performance measurements described in the alternative portfolio’s partnership agreements are achieved.

Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of June 30, 2026:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of June 30, 2026
Pramol Dhawan	Over $1,000,000
Michal Bar	None
Brian T. Holmes	None

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 16.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Not applicable.

(a)(3)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(4)	None.

(a)(5)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Flexible Emerging Markets Income Fund

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: September 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: September 3, 2026

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: September 3, 2026